As filed with the Securities and Exchange Commission on April 23, 2010.

File No. 333-23271

File No. 811-08091

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 17	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Post-Effective Amendment No. 17	☒

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

(Name of Depositor)

213 Washington Street, 15th Floor

Newark, NJ 07102-2992

Depositor’s Telephone Number: (973) 802-6000

Adam Scaramella

Vice President and Corporate Counsel

The Prudential Insurance Company of America

200 Wood Avenue South

Iselin, NJ 08830-2706

Copies to:

Thomas C. Schiaffo

Vice President and Corporate Counsel

280 Trumbull Street

Hartford, Connecticut 06103-3509

It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 30, 2010 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	on pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered: Interests in Group Variable Annuity Contracts.

PROSPECTUS	APRIL 30, 2010

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

GROUP VARIABLE ANNUITY CONTRACTS

DISCOVERY SELECT

GROUP RETIREMENT ANNUITY

This prospectus describes the DISCOVERY SELECTSM Group Variable Annuity Contracts* (the “Contracts”). The Contracts are group variable annuity contracts sold by The Prudential Insurance Company of America (“Prudential”) to retirement plans qualifying for federal tax benefits under sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 as amended (the “Code”) and to non-qualified deferred compensation plans. In this prospectus, Prudential may be referred to as either “Prudential” or as “we” or “us”. We may refer to a participant under a retirement plan as “you”.

We sell one of the Contracts (the “Small Plan Contract”) exclusively to retirement plans qualified under Sections 401(k) or 401(a) of the Code that generally have 100 or fewer participants.

As a plan participant, you can allocate contributions made on your behalf in a number of ways. You can allocate contributions to one or more of the 21 Subaccounts, which are made available to you through your plan. Each Subaccount invests in one of the following portfolios of The Prudential Series Fund (the “Prudential Series Fund”) or other listed portfolios (collectively, the “Funds”):

THE PRUDENTIAL SERIES FUND

Conservative Balanced Portfolio	Global Portfolio	Money Market Portfolio
Diversified Bond Portfolio	Government Income Portfolio	Small Capitalization Stock Portfolio
Equity Portfolio	High Yield Bond Portfolio	Stock Index Portfolio
Flexible Managed Portfolio	Jennison Portfolio	Value Portfolio

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
Invesco V.I. Core Equity Fund

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
AllianceBernstein VPS Small Cap Growth Portfolio

CREDIT SUISSE TRUST
International Equity Flex III Portfolio

JANUS ASPEN SERIES
Janus Portfolio Overseas Portfolio

MFS® VARIABLE INSURANCE TRUST
MFS® Growth Series MFS® Research Series

T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

Please read this prospectus and keep it for future reference. It is accompanied by a current prospectus for each of the Funds. Read those prospectuses carefully and retain them for future reference.

You also can allocate contributions to the Guaranteed Interest Account, which guarantees a stipulated rate of interest if held for a specified period of time, if made available to you through your plan. In this prospectus, we do not describe that account in detail. Rather, we mention the Guaranteed Interest Account only where necessary to explain how the Prudential Discovery Select Group Variable Contract Account works.

In this prospectus, we provide information that you should know before you invest. We have filed additional information about the Contracts with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated April 30, 2010. That SAI is legally a part of this prospectus. If you are a participant in certain types of plans (generally 403(b) plans), you can get a copy of the SAI free of charge by contacting us at the address or telephone number shown on the cover page. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC (File No. 333-23271). The SEC’s mailing address is 100 F Street, N.E., Washington, DC 20549-0102, and its public reference number is (202) 551-8090.

The accompanying prospectuses for the Funds and the related statements of additional information describe the investment objectives and risks of investing in the Funds. We may offer additional Funds and Subaccounts in the future. The contents of the SAI with respect to the Contracts appear in the “Other Information” section of this prospectus.

As with all variable annuity contracts, the fact that we have registered the contracts with the SEC does not mean that the SEC has determined that the Contracts are a good investment. Nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Prudential Insurance Company of America

Prudential Retirement Service Center

30 Scranton Office Park

Scranton, PA 18507-1789

Telephone 1-(877) 778-2100

PROSPECTUS CONTENTS

Page
GLOSSARY	1
SUMMARY OF CONTRACT EXPENSES	3
BRIEF DESCRIPTION OF THE CONTRACTS	6
Right to Cancel	7
GENERAL INFORMATION ABOUT PRUDENTIAL, THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACTS	8
The Prudential Insurance Company of America	8
The Prudential Discovery Select Group Variable Contract Account	8
The Funds	9
Payments to Prudential	12
Other Fund Information	13
Guaranteed Interest Account	14
THE CONTRACTS	14
The Accumulation Period	14
Allocation of Purchase Payments	15
Asset Allocation Program	16
Transfers	16
Redemption Fees and Abusive Trading Practices	18
Dollar Cost Averaging	19
Auto-Rebalancing	19
Withdrawals	20
Systematic Withdrawal Plan	20
Texas Optional Retirement Program	22
Death Benefit	22
Discontinuance of Contributions	24
Loan Program	24
Modified Procedures	27
CHARGES, FEES AND DEDUCTIONS	28
Administrative Fee and Annual Account Charge	28
Charge for Assuming Mortality and Expense Risks	28
Expenses Incurred by the Funds	29
Withdrawal Charge	29
Loan Fee	29
Aggregate Nature of Charges	29
Taxes Attributable to Premium	29
REQUESTS, CONSENTS AND NOTICES	30
FEDERAL TAX STATUS	30
Annuity Qualification	30
Tax-Qualified Retirement Arrangements Using the Contracts	31
Contributions	31
Earnings	31
Distributions or Withdrawals	31
Required Minimum Distribution Rules	32
Special Considerations Regarding Exchanges Involving 403(b) Arrangements	32
ERISA Considerations	33
Taxes Payable by Participant	33
Taxes on Withdrawals and Surrender	33
Taxes on Annuity Payments	34
Tax Penalties on Withdrawals and Annuity Payments	34
Taxes Payable by Beneficiaries	34

i

ii

GLOSSARY

Account—See the Prudential Discovery Select Group Variable Contract Account (the “Discovery Account”) below.

Accumulation Period—The period, prior to the effecting of an annuity, during which the amount credited to a Participant Account may vary with the investment performance of any Subaccount of the Discovery Account, or the interest rate credited under the Guaranteed Interest Account, as selected.

Annuitant—The person or persons upon whose life or lives monthly annuity payments are based after an annuity is effected.

Annuity Date—The date that the accumulation period ends and annuity payments begin.

Beneficiary—A person designated to receive benefits from funds held under the Contract.

Business Day—A day on which both the New York Stock Exchange and Prudential are open for business. Our business day generally ends at 4:00 p.m. Eastern Time.

Code—The Internal Revenue Code of 1986, as amended.

Contractholder—The employer, association or trust to which Prudential has issued a Contract.

Contracts—The group variable annuity contracts that we describe in this prospectus and offer for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Code and with non-qualified annuity arrangements. The Small Plan Contract is one of such Contracts.

Contract Value—The dollar amount held under the Contract.

Employer—The sponsor of the retirement plan or non-qualified annuity arrangement.

Funds—The Prudential Series Fund; AIM Variable Insurance Funds (Invesco Variable Insurance Funds); AllianceBernstein Variable Products Series Fund, Inc.; Credit Suisse Trust; Janus Aspen Series; MFS® Variable Insurance Trust; T. Rowe Price Equity Series, Inc.; and T. Rowe Price International Series, Inc., available under the Contracts.

General Account—The assets of Prudential other than those allocated to the Discovery Account or any other separate account of Prudential.

Guaranteed Interest Account—An allocation option under the Contract backed by Prudential’s General Account, or under certain Contracts, a separate account. It is neither part of nor dependent upon the investment performance of the Discovery Account. This prospectus does not describe in detail the Guaranteed Interest Account or any separate account funding a guaranteed interest rate option.

Participant—A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract. “You” means the Participant.

Participant Account—An account established for each Participant to record the amount credited to the Participant under the Contract.

Participant Account Value—The dollar amount held in a Participant Account.

Prudential—The Prudential Insurance Company of America. “We,” “us,” or “our” means Prudential.

Prudential Discovery Select Group Variable Contract Account—A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust, invested through its Subaccounts in shares of the corresponding Fund Portfolios.

Small Plan Contract—A type of Contract used exclusively with retirement plans qualified under Sections 401(k) or 401(a) of the Code that generally have 100 or fewer Participants.

Subaccount—A division of the Discovery Account, the assets of which are invested in shares of the corresponding portfolio of the Funds.

Unit and Unit Value—We credit a Participant with Units for each Subaccount in which he invests. The value of these Units may change each Business Day to reflect the investment results of, and deductions of charges from, the Subaccounts, and the expenses of the Funds in which the assets of the Subaccounts are invested. The number of Units credited to a Participant in any Subaccount of the Discovery Account is determined by dividing the amount of the contribution or transfer made on his behalf to that Subaccount by the applicable Unit Value for the Business Day on which the contribution or transfer is received at the address shown on the cover of this prospectus or such other address that Prudential has specified. We will reduce the number of Units credited to a Participant under any Subaccount by the number of Units canceled as a result of any transfer or withdrawal by a Participant from that Subaccount. Because of its differing charges, the Small Plan Contract will have different Unit Values than the other

Contracts. Other Contracts, as to which we have lowered the asset-based administrative fee, also will have different Unit Values.

Valuation Period—The period of time from one determination of the value of the amount invested in a Subaccount to the next. We make such determinations when the net asset values of the Funds are calculated, which is generally as of 4:00 p.m. Eastern Time on each day during which the New York Stock Exchange and Prudential are open. Currently, the Prudential business unit that receives transaction requests for the Contracts is open each day on which the New York Stock Exchange is open.

Variable Investment Options—The Subaccounts.

SUMMARY OF CONTRACT EXPENSES

The purpose of this summary is to help you to understand the costs and expenses you will pay for participating in the Discovery Select Group Retirement Annuity. The following tables describe the maximum fees and expenses that you will pay when buying, owning, and surrendering an interest in the contract. State premium taxes may also be deducted.

For more detailed information, including additional information about current and maximum charges, see “Charges, Fees and Deductions” section. For more detailed expense information about the mutual funds, please refer to the individual fund prospectuses, which you will find attached at the back of this prospectus.

Participant Transaction Expenses

Withdrawal Charge

Effective October 1, 2009, Prudential has waived the withdrawal charge for all contracts.

Periodic Charges

The next tables describe the fees and expenses you will pay periodically during the time that you participate in the contract, not including underlying mutual fund fees and expenses.

Maximum Annual Account Charge	$32

Insurance and Administrative Expenses for Contracts Other Than Small Plan Contract (as a percentage of average participant account value)

Mortality and Expense Risk Charge	0.15%
Maximum Administrative Fee*	0.85%

Total Separate Account Annual Expenses	1.00%

*	We may reduce this administrative fee under Contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Loan Fees

New Loan Application Fee	$75.00
Annual Loan Maintenance Fee	$60.00

Insurance and Administrative Expenses For Small Plan Contracts (as a percentage of average participant account value)

Mortality and Expense Risk Charge	0.15%
Maximum Administrative Fee	1.05%

Total Separate Account Annual Expenses	1.20%

Charge for Premium Tax

There is a charge for premium tax imposed on us by certain states/jurisdictions of 0% to 3.5% of contract value.

The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you participate in the contract. More detail concerning each underlying mutual fund’s fees and expenses is contained in the prospectus for each underlying mutual fund. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2009. Fund expenses are not fixed or guaranteed by the Discovery Select Group Retirement Annuity, and may vary from year to year.

Total Annual Mutual Fund Operating Expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

	Minimum	Maximum*
Total Annual Underlying Mutual Fund Operating Expenses	.37%	1.54%

*	The expenses of certain funds may be reduced under expense reimbursement arrangements. Including the effect of such expense reimbursements, the minimum and maximum expenses were ..37% and 1.14%, respectively.

Expense Examples

These examples are intended to help you compare the cost of participating in the contract with the cost of investing in other group variable annuity contracts. These costs include participant transaction expenses, contract fees, separate account annual expenses, and underlying mutual fund fees and expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of any of the mutual funds, which do not reflect any expense reimbursements or waivers. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables below.

Contracts Other Than Small Plan Contracts

The cumulative expenses shown below would be incurred with respect to a Contract other than the Small Plan Contract and assumes an administrative fee of 0.85% and a mortality and expense risk charge of 0.15%. If the administrative fee were less than 0.85%, these expenses would be reduced accordingly. As indicated in the section of this prospectus entitled “Administrative Fee and Annual Account Charge,” we impose the annual account charge if you apply your Participant Account Value to an annuity option on a date other than January 1 of a year.

Example 1*

1 yr	3 yrs	5 yrs	10 yrs
$281	$861	$1,467	$3,105

Small Plan Contracts

This example assumes an administrative fee of 1.05% and a mortality and expense risk charge of 0.15%. If the administrative fee were less than 1.05%, these expenses would be reduced accordingly. As indicated in the section of this prospectus entitled “Administrative Fee and Annual Account Charge,” we impose the annual account charge if you apply your Participant Account Value to an annuity option on a date other than January 1 of a year.

Example 2*

1 yr	3 yrs	5 yrs	10 yrs
$301	$920	$1,565	$3,295

*	The annual account charge, if assessed, is reflected in the expense examples by dividing the total amount of such charges collected during the year attributable to the Contract by the total average net assets attributable to the Contract, and then applying the resulting percentage to the annual separate account assets, assuming that the cost as a percentage of assets remains the same in each year of the 1, 3, 5, and 10 year periods. Accordingly, the effect of the annual account charge on these examples may understate or overstate your actual expense.

These examples do not show past or future expenses. Actual expenses may be higher or lower. Premium taxes are not reflected in the examples. Depending on the state you live in, a charge for premium taxes may apply. Your actual fees will vary based on the amount of your contract and your specific allocation among the investment options.

Financial Statements

The financial statements of Prudential and the Account are included in the Statement of Additional Information (SAI). For a free copy of the SAI, call us at (877) 778-2100, or write to us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

A table of accumulation unit values has been included as an Appendix to the prospectus.

BRIEF DESCRIPTION OF THE CONTRACTS

Prudential offers the Contracts to retirement plans qualifying for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986, as amended (the “Code”) and to nonqualified annuity arrangements. The Contracts are group annuity contracts that we typically issue to employers. These employers then make contributions under the Contract on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a “Participant.”

The value of a Participant’s investment depends upon the performance of the selected investment option[s]. Currently, there are 21 variable investment options, each of which is called a Subaccount. We invest the assets of each Subaccount in one of the funds listed in “The Funds” section. You may direct contributions to one or a combination of variable investment options as well as the Guaranteed Interest Account that are made available to you through your plan. We set up a separate Participant Account to record your investment choices. You can withdraw amounts held under your Participant Account, in whole or in part, prior to the annuity date. We also provide for a death benefit under the Contract.

Through payroll deduction or similar agreements with the Contractholder, you may make contributions under the Contract. In addition, you may make contributions in ways other than payroll deduction under certain circumstances.

Prudential assesses charges under the Contracts for the costs of selling and distributing the Contracts, for administering the Contracts, and for assuming mortality and expense risks under the Contracts. We deduct a mortality and expense risk charge equal to an annual rate of 0.15% from the assets held in the variable investment options with respect to all the Contracts. We deduct an administrative charge from the assets held in the variable investment options, which charge is equal to a maximum annual rate of 0.85% for Contracts other than the Small Plan Contract. For the Small Plan Contract, we deduct an administrative charge equal to an annual rate of 1.05% from the assets held in the Variable Investment Options. You can find further details about the administrative charge in the “Summary of Contract Expenses” section and “Administrative Fee and Annual Account Charge,” section.

With respect to Contracts other than the Small Plan Contract, we assess an additional administrative charge of up to $32 per Participant (the annual account charge) on the last Business Day of each calendar year and at the time of a full withdrawal. We will prorate this annual account charge for new Participants on a monthly basis for their first year of participation. With respect to the Small Plan Contract, we assess an annual administrative charge of up to $32 per Participant either (i) quarterly, on or about 14 days after the end of each quarter or (ii) annually, on the last Business Day of the calendar year. We do not prorate this charge for new Participants under the Small Plan Contract.

A charge against each of the Funds’ assets is also made by the investment adviser for providing investment advisory and management services. You can find further details about charges under the “Charges, Fees and Deductions,” section.

Unless restricted by the retirement arrangement under which you are covered, or by a section of the Code, you may withdraw, at any time, all or part of your Participant Account. See “Withdrawals” section. If you withdraw, you may be taxed under the Code, including, under certain circumstances, a 10% penalty tax on premature withdrawals. See “Federal Tax Status” section. In addition, you may transfer all or a part of your Participant Account Value among the Subaccounts and the Guaranteed Interest Account without tax liability.

As explained below, notices, forms and requests for transactions related to the Contracts may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants.

All written requests, notices, and transfer requests required or permitted by the Contracts (other than withdrawal requests and death benefit claims), should be sent to Prudential at the address shown on the cover of this prospectus. You may effect permitted telephone transactions by calling Prudential at (877) 778-2100. All permitted internet transactions may be made through www.prudential.com/online/retirement. You must send all permitted written withdrawal requests or death benefit claims to Prudential by one of the following three means: (1) By U.S. mail to: Prudential, P.O. Box 5410, Scranton, Pennsylvania 18505-5410; (2) Delivery service other than the U.S. mail (e.g., Federal Express, etc.) sent to our office at the following address: Prudential, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789; or (3) Fax to Prudential, Attention: Client Payments at (866) 439-8602. Under certain Contracts, the Contractholder or a third party acting on their behalf provides record-keeping services that would otherwise be performed by Prudential. See “Modified Procedures” section. Prudential may provide other permitted telephone numbers or internet addresses.

We intend this brief description of the Contracts to provide a broad overview of the more significant features of the Contracts. More detailed information about the Contracts can be found in subsequent sections of this prospectus and in the Contracts themselves. We reserve the right to terminate a Contract if, after a specified period of time after the Contract’s issuance, the number of participants enrolled falls below a specified number.

Transaction requests (including death benefit claims) received by Prudential in good order on a given Business Day before the established transaction cutoff time (4 p.m. Eastern Time, or such earlier time that the New York Stock Exchange may close) will be effective for that Business Day. For purposes of the preceding sentence, we define “good order” generally as an instruction received by Prudential that is sufficiently complete and clear that Prudential does not need to exercise any discretion to follow such instruction.

Right to Cancel

This cancellation privilege may not be available for certain plans and/or for Participants residing in certain states. If you change your mind about owning the Contract, you generally may cancel the Contract within 10 days after receiving it (or up to 30 days, whatever period is required by applicable law). You can request a refund by returning the Contract either to the representative who sold it to you, or to the Prudential Retirement Service Center at the address shown on the first page of this prospectus. Generally, you will receive a refund equal to your Contract Value (plus the amount of any Contract charges) as of the date you surrendered your Contract, less applicable federal and state income tax withholding (or whatever amount is required by applicable law). However, if total premium paid exceeds your Contract Value and applicable law requires us to return the greater of premium paid or Contract Value, we will return total premium paid, less any applicable fees and charges. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

GENERAL INFORMATION ABOUT PRUDENTIAL,

THE PRUDENTIAL DISCOVERY SELECT GROUP

VARIABLE CONTRACT ACCOUNT AND

THE INVESTMENT OPTIONS AVAILABLE UNDER THE

CONTRACTS

The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, Puerto Rico, U.S. Virgin Islands, and in all states. Our corporate office is located at 751 Broad Street, Newark, New Jersey. We have been investing for pension funds since 1928.

Prudential is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contract.

Prudential generally is responsible for the administrative and recordkeeping functions of the Prudential Discovery Select Group Variable Contract Account and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses that we bear include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

Prudential is reimbursed for these administrative and recordkeeping expenses by the annual account charge and the daily charge against the assets of each Subaccount for administrative expenses.

The Prudential Discovery Select Group Variable Contract Account

Prudential established the Prudential Discovery Select Group Variable Contract Account (the “Discovery Account”) on February 11, 1997, under New Jersey law as a separate investment account. The Discovery Account meets the definition of a “separate account” under federal securities laws. Prudential is the legal owner of the assets in the Discovery Account, and is obligated to provide all benefits under the Contracts. Prudential will at all times maintain assets in the Discovery Account with a total market value sufficient to support its obligations under the Contracts. Prudential segregates the Discovery Account assets from all of its other assets. Thus, those assets are not chargeable with liabilities arising out of any other business Prudential conducts. The Discovery Account’s assets may include funds contributed by Prudential to commence operation of the Discovery Account, and may include accumulations of the charges Prudential makes against the Discovery Account. From time to time, Prudential will transfer these additional assets to Prudential’s General Account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Discovery Account.

Prudential registered the Discovery Account with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust, which is a type of investment company. This registration does not mean that the SEC supervises the management or investment policies or practices of the Discovery Account. For state law purposes, the Discovery Account is treated as a part or division of Prudential. There are currently 21 Subaccounts within the Discovery Account. These Subaccounts invest in corresponding portfolios of the Funds available under the Contracts. Prudential may establish additional Subaccounts in the future. For Contracts funding retirement plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, such additional Subaccounts will be made available only upon the consent of the plan fiduciary.

The Funds

The following is a list of each Fund, its investment objective and its investment adviser:

The Prudential Series Fund

Share Class: Class I

Conservative Balanced Portfolio    The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

Diversified Bond Portfolio    The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market instruments.

Equity Portfolio    The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation.

Flexible Managed Portfolio    The investment objective is total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

Global Portfolio    The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

Government Income Portfolio    The investment objective is a high level of income over the long term consistent with the preservation of capital. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in U.S. government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government, mortgage-related securities and collateralized mortgage obligations.

High Yield Bond Portfolio    The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in high yield/high risk debt securities.

Jennison Portfolio    The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects.

Money Market Portfolio    The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. government or its agencies, as well as both domestic and foreign corporations and banks.

Small Capitalization Stock Portfolio (Available as of April 30, 2010)    The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of publicly traded companies with small market capitalizations. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the “S&P SmallCap 600 Index”) by investing at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of stocks in the S&P SmallCap 600 Index.

Stock Index Portfolio    The investment objective is investment results that generally correspond to the performance of publicly traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500”) by investing at least 80% of its investable assets in S&P 500 stocks.

Value Portfolio    The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. The Portfolio normally invests at least 65% of its total assets in the common stock and convertible securities of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, Standard & Poor’s 500 Composite Stock Price Index (S&P 500).

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Fund and its Portfolios.

PI manages the Fund’s portfolios using a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of trustees as to whether each subadviser’s agreement should be renewed, terminated or modified. PI is also responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as subadviser to the following Portfolios of the Fund:

Equity Portfolio

Value Portfolio

Jennison Portfolio

The Global Portfolio is sub advised by four different subadvisers, with each subadviser responsible for managing a portion of the Global Portfolio’s assets. Marsico Capital Management, LLC (“MCM”), LSV Asset Management (“LSV”), William Blair & Company LLC (“William Blair”) and T. Rowe Price Associates, Inc. (T. Rowe Price”). LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. MCM provides investment management services to other mutual funds and private accounts. William Blair is dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. T. Rowe Price is one of the nation’s leading providers of no-load mutual funds for individual investors and corporate retirement programs.

In addition to the four subadvisers discussed above, Quantitative Management Associates, LLC (“QMA”) provides “Advice Services” to the Global Portfolio. Such services include the provision of investment advice, asset allocation advice and research services, other than day-to-day management of the Portfolio.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as subadviser to the following Portfolios of the Fund:

Conservative Balanced Portfolio (portion)

Diversified Bond Portfolio

Flexible Managed Portfolio (portion)

Government Income Portfolio

High Yield Bond Portfolio

Money Market Portfolio

Quantitative Management Associates LLC, a wholly-owned subsidiary of Prudential Investment Management, Inc., serves as subadviser to the following Portfolios of the Fund:

Stock Index Portfolio

Conservative Balanced Portfolio (portion)

Flexible Managed Portfolio (portion)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (formerly AIM Variable Insurance Funds)

Share Class: Series I

Invesco V.I. Core Equity Fund (formerly AIM V.I. Core Equity Fund)    The Fund’s investment objective is long-term growth of capital. The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in equity securities. In complying with the 80% investment requirement, the Fund may also invest in the following investments with economic characteristics similar to the Fund’s direct investments: derivatives, ETFs and American Depositary Receipts. These derivatives and other investments may have the effect of leveraging the Fund’s portfolio.

Invesco Advisers, Inc. serves as the Fund’s investment adviser, and is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

AllianceBernstein Variable Products Series Fund, Inc. (available as of April 30, 2010)

Share Class: Class A

AllianceBernstein VPS Small Cap Growth Portfolio    The portfolio seeks long-term growth of capital.

AllianceBernstein L.P. (“Alliance”) is the investment adviser to the above-mentioned fund. Alliance’s principal business address is 1345 Avenue of the Americas, New York, New York 10105.

Credit Suisse Trust

Share Class: Class 1

International Equity Flex III Portfolio (effective as of the close of business on December 11, 2009 the International Equity Flex III Portfolio acquired all the net assets of International Equity Flex II Portfolio)    Seeks capital appreciation by investing primarily in international equity securities of foreign companies and derivatives providing exposure to equity securities of foreign companies, using a “flexible 130/30” strategy whereby the Portfolio generally will hold (i) long positions, either directly or through derivatives, in an amount up to approximately 130% of its net assets and (ii) short positions, either directly or through derivatives, in an amount up to approximately 30% of its net assets. Securities will be selected using proprietary quantitative stock selection models rather than the more traditional fundamental analysis approach.

Credit Suisse Asset Management, LLC (Credit Suisse) serves as the investment adviser to this Portfolio. Credit Suisse’s principal business address is Eleven Madison Avenue, New York, New York 10010.

Janus Aspen Series

Share Class: Institutional

Janus Portfolio    Seeks long-term growth of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio may invest in companies of any size, it generally invests in larger, more established companies.

Overseas Portfolio.    Seeks long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may also invest in foreign equity and debt securities.

Janus Capital Management LLC (“Janus Capital”) serves as the investment adviser to each of the above funds. Janus Capital’s principal business address is 151 Detroit Street, Denver, Colorado 80206-4928.

MFS® Variable Insurance Trust

Share Class: Initial

MFS® Growth Series    The fund’s investment objective is to seek capital appreciation. MFS normally invests the fund’s assets primarily in equity securities. MFS focuses on investing the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies.

MFS® Research Series    The fund’s investment objective is to seek capital appreciation. MFS normally invests the fund’s assets primarily in equity securities. A team of investment research analysts selects investments for the fund. MFS allocates the fund’s assets to analysts by broad market sectors.

The investment adviser for each fund is Massachusetts Financial Services Company (“MFS”).

T. Rowe Price Equity Series, Inc.

Share Class: N/A

T. Rowe Price Equity Income Portfolio    Seeks to provide substantial dividend income as well as long-term growth of capital by investing in the common stocks of established companies.

T. Rowe Price International Series, Inc.

Share Class: N/A

T. Rowe Price International Stock Portfolio    Seeks to provide long-term growth of capital through investments primarily in the common stocks of established non-U.S. companies.

The investment adviser for the T. Rowe Price Equity Income Portfolio is T. Rowe Price Associates, Inc. (“T. Rowe Price”), T. Rowe Price is wholly owned by T. Rowe Price Group Inc., a publicly traded financial services holding company. T. Rowe Price International, Inc., an indirect subsidiary of T. Rowe Price, serves as investment adviser for the International Stock Portfolio.

Further information about the fund portfolios is available in the accompanying prospectuses for each fund.

Payments to Prudential

Prudential has entered into agreements with certain Funds and/or the investment adviser or distributor of such Funds. Prudential may provide administrative and support services (which may include recordkeeping, shareholder services, and the mailing of periodic reports) to such Funds pursuant to the terms of these agreements and under which it receives a fee of up to 0.35% annually (as of April 30, 2010) of the average assets allocated to the Fund under the Contracts. These types of payments are sometimes referred to as “revenue sharing” payments. These agreements, including the fees paid and services provided, can vary for each underlying fund that has portfolios which underlie Subaccounts. These payments may be used for a variety of purposes, including payment of expenses that we or our affiliates incur in administering the Contracts. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the assets of the Fund itself and/or the assets of the Fund’s investment advisor. In either case, the existence of these payments tends to increase the overall cost of investing in the portfolio. Contractholders, through their indirect investment in the Funds, indirectly bear the costs of these investment advisory fees (see the Funds’ prospectuses for more information). Furthermore, we receive additional compensation on assets invested in Prudential’s proprietary funds because our affiliates receive payments from the funds for investment advisory and/or other services. Therefore, we may receive more revenue with respect to proprietary funds than nonproprietary funds and allocations you make to the proprietary funds benefit us financially.

In addition, the investment adviser, sub-adviser or distributor of the underlying funds may also compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker/dealer firms’ registered representatives, plan sponsors and Participants, and creating marketing material discussing the Contract and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, sub-adviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation.

In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or our affiliates within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Other Fund Information

Prudential recognizes that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither Prudential nor the Funds currently foresees any such disadvantage, the Funds’ Boards of Directors intend to monitor events in order to identify any material conflict between variable life insurance and variable annuity contractholders and to determine what action, if any, should be taken in response to a conflict. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Funds; or (4) differences between voting instructions given by variable life insurance and variable annuity contractholders.

As detailed in the Prudential Series Fund prospectus, although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when separate account and contract charges are deducted, you experience a negative return.

A full description of the Funds appears in the accompanying prospectuses for each Fund and in the related statements of additional information. There is no assurance that the investment objectives will be met.

A Fund may have an investment objective and investment policies closely resembling those of a mutual fund within the same complex that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of its retail fund counterpart.

Guaranteed Interest Account

The Guaranteed Interest Account is a credited interest option available to fund certain group annuity contracts issued by Prudential. Amounts that you allocate to the Guaranteed Interest Account become part of the General Account of Prudential. Prudential’s General Account consists of all assets of Prudential recognized for statutory accounting purposes other than those specifically allocated to the Discovery Account and other separate accounts of Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the assets of the General Account.

Because of exemptive and exclusionary provisions, Prudential has not registered interests in the General Account (which include interests in the Guaranteed Interest Account) under the Securities Act of 1933. Nor has Prudential registered the General Account as an investment company under the Investment Company Act of 1940. Accordingly, those Acts do not apply to the General Account or any interests therein, and Prudential has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the General Account. Disclosures that we make regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Under certain Contracts, amounts that you allocate to the Guaranteed Interest Account may be held within one or more guaranteed separate accounts. Prudential has not registered interests in such separate account(s) under the Securities Act of 1933 and has not registered the separate accounts as investment companies under the Investment Company Act of 1940.

THE CONTRACTS

Prudential generally issues the Contracts to Employers whose employees may become Participants. Under an IRA, a Participant’s spouse may also become a Participant. Prudential may issue a Contract to an association that represents employers of employees who become Participants, to an association or union that represents members that become Participants, and to a trustee of a trust with participating employers whose employees become Participants. Even though an Employer, an association or a trustee is the Contractholder, the Contract normally provides that Participants will have the rights and interests under them that are described in this prospectus. When a Contract is used to fund a deferred compensation plan established by a tax-exempt entity under Section 457 of the Code, all rights under the Contract are owned by the Employer to whom, or on whose behalf, the Contract is issued. For a plan established under Section 457 of the Code, the employee has no rights or interests under the Contract, including any right or interest in any Subaccount of the Discovery Account, except as provided in the Employer’s plan. This may also be true with respect to certain non-qualified annuity arrangements.

Also, a particular plan, even if it is not a deferred compensation plan, may limit a Participant’s exercise of certain rights under a Contract. Participants should check the provisions of their Employer’s plan or any agreements with the Employer to see if there are any such limitations and, if so, what they are.

The Accumulation Period

Contributions; Crediting Units; Enrollment Forms; Deduction for Administrative Expenses.

Ordinarily, an Employer will make contributions periodically to the Contract pursuant to a payroll deduction or similar agreement between the Participant and his Employer. In addition, you may make contributions in ways other than payroll deduction under certain circumstances.

As a Participant, you designate what portion of the contributions made on your behalf should be invested in the Subaccounts or the Guaranteed Interest Account. The Participant may change this designation usually by notifying Prudential as described below under the “Requests, Consents, and Notices,” section. Under certain Contracts, an entity other than Prudential keeps certain records. Participants under those Contracts must contact the record-keeper. See “Modified Procedures” section of this prospectus.

Prudential credits the full amount (100%) of each contribution designated for investment in any Subaccount to a Participant Account maintained for the Participant. Except for the initial contribution, the number of Units that Prudential credits to a Participant in a Subaccount is determined by dividing the amount of the contribution made on his behalf to that Subaccount by the Subaccount’s Unit Value determined as of the end of the Valuation Period during which the contribution is received by Prudential in good order at the address shown on the cover page of this prospectus or such other address as may be communicated in writing by Prudential.

Prudential generally will invest the initial contribution made for a Participant in a Subaccount no later than two Business Days after it is received by Prudential, if it is preceded or accompanied by satisfactory enrollment information. If the Contractholder submits an initial contribution on behalf of one or more new Participants that is not preceded or accompanied by satisfactory enrollment information, then Prudential will allocate such contribution to the plan’s default fund upon receipt, and also will send a notice to the Contractholder or its agent that requests allocation information for each such Participant. If Prudential does not receive the necessary enrollment information in response to its initial notice, Prudential will deliver up to three additional notices to the Contractholder or its agent at monthly intervals that request such allocation information. After 105 days have passed from the time that Units of the plan’s default fund were purchased on behalf of Participants who failed to provide the necessary enrollment information, Prudential will redeem the relevant Units and pay the proceeds (including earnings) to the Contractholder. Any proceeds that Prudential pays to the Contractholder under this procedure may be considered a prohibited and taxable reversion to the Contractholder under current provisions of the Code. Similarly, proceeds that Prudential returns may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974 (“ERISA”), as amended, to hold all plan assets in trust. The Contractholder may avoid both problems if it arranges to have the proceeds paid into a qualified trust or annuity contract.

A change in the value of a Unit will not affect the number of Units of a particular Subaccount credited to a Participant. However, the dollar value of a Unit will vary from Business Day to Business Day depending upon the investment experience of the Subaccount. Prudential will reduce the number of Units credited to a Participant in a Subaccount to reflect any annual account charge.

Prudential determines the value of a Participant Account in a Subaccount on any particular day by multiplying the total number of Units credited to the Participant by the Subaccount’s Unit Value on that day.

Prudential set the Unit Value for each Subaccount at $10.00 on the date of commencement of operations of that Subaccount. Prudential determines the Unit Value for any subsequent Business Day as of the end of that day by multiplying the Unit Change Factor for that day by the Unit Value for the preceding Business Day. Because of its differing charges, the Small Plan Contract will have a different Unit Value than the other Contracts.

Prudential determines the Unit Change Factor for any Business Day by dividing the current day net asset value for Fund shares by the net asset value for shares on the previous Business Day. This factor is then reduced by a daily equivalent of the mortality and expense risk fee and the administrative fee. Prudential determines the value of the assets of a Subaccount by multiplying the number of Fund shares held by that Subaccount by the net asset value of each share, and adding the value of dividends declared by the Fund but not yet paid.

Allocation of Purchase Payments

A Participant determines how the initial contribution will be allocated among the Subaccounts by specifying the desired allocation on the application or enrollment form. A Participant may choose to allocate nothing to a particular Subaccount. Unless a Participant tells us otherwise, we will allocate subsequent contributions in the same proportions as the most recent contribution made by that Participant. A Participant may change the way in which subsequent contributions are allocated by providing Prudential with proper instruction as described in the “Requests, Consents, and Notices” section of this prospectus.

Asset Allocation Program

We may make available an asset allocation program to assist you in determining how to allocate purchase payments. If you choose to participate in the program, you may do so by utilizing a form available in the employee enrollment kit. The form will depict various asset allocation models based on age and risk tolerance. You also may participate in the program by providing instructions by telephone or through the Internet, if permitted under your plan. We offer the asset allocation program at no charge to you. You are under no obligation to participate in the program or to invest according to its model allocations. You may ignore, in whole or in part, the model investment allocations provided by the program.

Asset allocation is a sophisticated method of diversification that allocates assets among classes to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. You are not obligated to participate or to invest according to the program’s model allocations. We do not intend to provide any personalized investment advice in connection with these programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time.

Transfers

A Participant may transfer out of an investment option into any combination of other investment options available under the Contract, which are made available through a Participant’s plan. Generally, the transfer request may be in dollars, such as a request to transfer $1,000 from one Subaccount or from the Guaranteed Interest Account, or, in the case of Subaccounts, may be in terms of a percentage reallocation among Subaccounts. Under certain Contracts, Prudential may require that transfer requests pertaining to the Guaranteed Interest Account or the Subaccounts be effected in terms of whole number percentages only, and not by dollar amount. A Participant generally may make transfers by proper notice to Prudential.

If a Contractholder chooses telephone privileges, each Participant will automatically be enrolled to use the telephone transfer system. Prudential has adopted procedures designed to ensure that requests by telephone are genuine. We will not be held liable for following unauthorized telephone instructions we reasonably believe to be genuine. We cannot guarantee that a Participant will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Unless restricted by the retirement arrangement under which a Participant is covered, when Prudential receives a duly completed written transfer request form or properly authorized telephone transfer request, Prudential will transfer all or a portion of the Participant Account in any of the Subaccounts to another Subaccount or from the Guaranteed Interest Account to the Subaccounts. Prudential may restrict transfers from the Guaranteed Interest Account. There is no minimum transfer amount. As of the Business Day you make the transfer request, Prudential will reduce the Subaccount(s) from which the transfer is made by the number of Units obtained by dividing the amount to be transferred by the Unit Value for the applicable Business Day. If the transfer is made to another Subaccount as of the same day, the number of Units Prudential credits to the Participant in that Subaccount will be increased by means of a similar calculation. Prudential reserves the right to limit the frequency of these transfers. All transfers are subject to the terms and conditions set forth in this prospectus and in the Contract(s) covering a Participant.

Prudential may stipulate different procedures for Contracts under which an entity other than Prudential provides record keeping services. Although there is presently no charge for transfers, Prudential reserves the right to impose such charges in the future.

Certain Contracts, including the Small Plan Contract, may prohibit transfers from the Guaranteed Interest Account into non-equity investment options that are characterized in such Contract as “competing” with Prudential’s General Account options with regard to investment characteristics. If a Contract precludes such transfers, the Contract will further require that amounts transferred from the Guaranteed Interest Account into non-competing investment options, such as a Subaccount investing in a stock Fund, may not for 90 days thereafter be transferred into a “competing” option or back to the Guaranteed Interest Account.

A Contract may include a provision that, upon discontinuance of contributions for all Participants of an Employer covered under a Contract, the Contractholder may request Prudential to make transfer payments from any of the Subaccounts to a designated alternate funding agency. If the Contract is used in connection with certain tax-deferred annuities subject to Section 403(b) of the Code, or with IRAs, Prudential will promptly notify each affected Participant and each beneficiary of a deceased Participant that such a request has been received. Within thirty days of receipt of such notice, each recipient may elect in writing on a form approved by Prudential to have any of his or her Participant Account Value transferred to the alternate funding agency. If he or she does not so elect, his or her investment options will continue in force under the Contract. If he or she does so elect, his or her account will be canceled as of a “transfer date” which is the Business Day specified in the Contractholder’s request or 90 days after Prudential receives the request, whichever is later. The product of Units in the Participant’s Subaccounts immediately prior to cancellation and the appropriate Unit Value on the transfer date, less the applicable withdrawal and annual account charges, will be transferred to the designated alternate funding agency in cash.

Subject to any conditions or limitations regarding transfers contained in the Section 403(b) tax deferred annuity arrangement under which a Participant is covered, a Participant who does not make an election to transfer his or her Participant Account Value to an alternate funding agency may:

•	continue to make transfers of all or part of his interest in his Participant Account among the available investment options offered, and

•

transfer directly all or part of his interest in his Participant Account to a Section 403(b) tax-deferred annuity contract of another insurance company, a mutual fund custodial account under Section 403(b)(7) or a retirement plan or arrangement qualifying for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Code except that a Participant in a Code Section 457 plan established by a tax-exempt organization (other than a governmental unit) may make transfers only to the Section 457 plan of another tax-exempt organization.

Contributions may be discontinued for all Participants under a Contract or for all Participants of an Employer covered under the Contract used in connection with a deferred compensation plan subject to Section 457 of the Code due to certain circumstances, such as a change in any law or regulation, which would have an adverse effect on Prudential in fulfilling the terms of the Contract. If contributions are so discontinued, Prudential may initiate transfer payments from any Subaccount to an alternate funding agency. The transfer would be made as described in the paragraph above.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, certain requests for transfer payments other than those described above must include the consent of the Participant and spouse and must be notarized or witnessed by an authorized plan representative.

Transfers that you make among Subaccounts will take effect as of the end of the Valuation Period in which a proper transfer request is received at Prudential, in good order.

From time to time, Prudential may make an offer to holders of other variable annuities that Prudential or an affiliate issues to exchange their variable annuity contracts for interests in a Contract issued by the Account. Prudential will conduct any such exchange offer in accordance with SEC rules and other applicable law. Current SEC rules pertaining to exchange offers among affiliated variable annuity contracts generally require, with certain exceptions, that no fee be imposed at the time of the exchange. Under this rule, Prudential could charge an administrative fee at the time of the exchange, although we have no present intention of doing so.

Redemption Fees and Abusive Trading Practices

The practice of making frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contracts were not designed for persons who make programmed, large or frequent transfers.

We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same variable investment option within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to this criteria. In addition, certain investments are not subject to the policy, such as stable value funds, money market funds and funds with fixed unit values.

In light of the risks posed by market timing/excessive trading to Participants and other mutual fund investors, we monitor Contract transactions in an effort to identify such trading practices. We reserve the right to limit the number of transfers in any year for all existing or new Participants, and to take the other actions discussed below. We also reserve the right to refuse any transfer request for a Participant or Participants if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.

The ability of Prudential to monitor for frequent trading is limited for Contracts under which Prudential does not provide the Participant recordkeeping. In those cases, the Contractholder or a third party administrator maintains the individual Participant records and submits to Prudential only aggregate orders combining the transactions of many Participants. Therefore, Prudential may be unable to monitor investments by individual investors.

In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:

•

Warning. Upon identification of activity by a Participant that meets the market-timing criteria, a warning letter will be sent to the Participant. A copy of the warning letter and/or a trading activity report will be provided to the Contractholder.

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Restriction. A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. If permitted by the Contractholder’s adoption of Prudential’s Market Timing/ Excessive Trading policy, if otherwise required by the policy, or if specifically directed by the Contractholder, Prudential will restrict a Participant from trading through the Internet, phone or facsimile for all investment options available to the Participant. In such case, the Participant will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades in the Participant Account. The duration of a trade restriction is 3 months, and may be extended incrementally (3 months) if the behavior recurs during the 6-month period immediately following the initial restriction.

•

Action by an Underlying Fund. The portfolios may have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.

A portfolio also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that portfolio that occurs within a certain number of days following the date of allocation to the variable investment option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

Prudential may make available an administrative feature called Dollar Cost Averaging (“DCA”). This feature allows Participants to transfer amounts out of the Guaranteed Interest Account or one of the variable investment options and into one or more other variable investment options. Transfers may be in specific dollar amounts or percentages of the amount in the DCA account at the time of the transfer. A Participant may ask that transfers be made monthly, quarterly, semi-annually or annually. A Participant can add to the DCA account at any time. Each automatic transfer will take effect in monthly, quarterly, semi-annual or annual intervals as designated by the Participant. If the New York Stock Exchange and Prudential are not open on a transfer date, the transfer will take effect as of the end of the Valuation Period which immediately follows that date. Automatic transfers continue until the amount specified has been transferred, or until the Participant notifies us and we process a change in allocation or cancellation of the feature. Prudential currently imposes no charge for this feature. Prudential would impose such a charge only pursuant to an amendment to an administrative services agreement. Such an amendment would have to be agreed to in writing (or its electronic equivalent) by both Prudential and the Contractholder.

Auto-Rebalancing

The Contracts may offer another investment technique. The Auto-Rebalancing feature will allow Participants to automatically rebalance Subaccount assets at specified intervals based on percentage allocations that they choose. For example, suppose a Participant’s initial investment allocation of variable investment options is split 40% and 60%, respectively. Then, due to investment results, that split changes. A Participant may instruct that those assets be rebalanced to his or her original or different allocation percentages. Auto-Rebalancing can be performed on a onetime basis or periodically, as a Participant chooses. A Participant may select that rebalancing occur in monthly, quarterly, semi-annual or annual intervals. Rebalancing will take effect as of the end of the Valuation Period for each applicable interval. It will continue at those intervals until the Participant notifies us otherwise. If the New York Stock Exchange and Prudential are not open on the rebalancing date, the transfer will take effect as of the end of the Valuation Period which immediately follows that date. Prudential currently imposes no charge for this feature. Prudential would impose such a charge only pursuant to an amendment to an administrative services agreement, which would have to be agreed to in writing (or its electronic equivalent) by both Prudential and the Contractholder.

Withdrawals

Under certain circumstances as described in the retirement arrangement under which a Participant is covered, a Participant may withdraw at any time all or part of his Participant Account Value that is attributable to Employer contributions or after-tax Participant contributions, if any.

The Code imposes restrictions on withdrawals from tax-deferred annuities subject to Section 403(b) of the Code. Pursuant to Section 403(b)(11) of the Code, amounts attributable to a Participant’s salary reduction contributions (including the earnings thereon) that are made under a tax deferred annuity after December 31, 1988 can only be withdrawn (redeemed) when the Participant attains age 59 1/2 , separates from service with his employer, dies, or becomes disabled (within the meaning of Section 72(m)(7) of the Code). However, the Code permits the withdrawal at any time of amounts attributable to tax-deferred annuity salary reduction contributions (excluding the earnings thereon) that are made after December 31, 1988, in the case of a hardship. If the arrangement under which a Participant is covered contains a financial hardship provision, a Participant can make withdrawals in the event of the hardship.

Furthermore, subject to any restrictions upon withdrawals contained in the tax-deferred annuity arrangement under which a Participant is covered, a Participant can withdraw at any time all or part of his Participant Account Value under a predecessor Prudential tax-sheltered annuity contract, as of December 31, 1988. Amounts earned after December 31, 1988 on the December 31, 1988 balance in a Participant Account attributable to salary reduction contributions are, however, subject to the Section 403(b)(11) withdrawal restrictions discussed above.

With respect to retirement arrangements other than tax-deferred annuities subject to Section 403(b) of the Code, a Participant’s right to withdraw at any time all or part of his Participant Account Value may be restricted by the retirement arrangement under which he is covered. For example, Code Section 457 plans typically permit withdrawals only upon attainment of age 70 1/2, severance from employment with the employer, or for unforeseeable emergencies.

We consider withdrawals as having been made first from contributions. This differs from the treatment of withdrawals for federal income taxes as described below, where generally, withdrawals are considered to have been made first from investment income. We will effect the withdrawal as of the end of the Valuation Period in which a proper withdrawal request is received at Prudential.

We will generally pay the amount of any withdrawal within 7 days after receipt of a properly completed withdrawal request, in good order. We will pay the amount of any withdrawal requested, less any applicable tax withholding. We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists. We also may delay any payment in order to obtain information from the employer of a Participant that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in good order and we will not process it until we obtain such information from the employer. We may deny a request for a hardship withdrawal if your employer has not informed us that it will provide information reasonably necessary to ensure that hardship withdrawals, in general, are in compliance with the restrictions on withdrawals imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in the “ERISA Considerations” section.

Systematic Withdrawal Plan

If permitted by the Code and the retirement arrangement under which a Participant is covered, Prudential may offer systematic withdrawals as an administrative privilege. Under a systematic withdrawal arrangement, a Participant may arrange for systematic withdrawals from the Subaccounts and the Guaranteed Interest Account in which he invests. A Participant may arrange for systematic withdrawals only if at the time he or she elects to have such an arrangement, the balance in his or her Participant Account is at least $5,000. A Participant who has not reached age 59 1/2, however, may not elect a systematic withdrawal arrangement unless he or she has first separated from service with his Employer. In addition, the $5,000 minimum balance does not apply to systematic withdrawals made for the purpose of satisfying required minimum distribution rules.

Federal income tax provisions applicable to the retirement arrangement under which a Participant is covered may significantly affect the availability of systematic withdrawals, how they may be made, and the consequences of making them. Withdrawals by Participants are generally taxable as ordinary income. Participants who have not reached age 59 1/2 may incur substantial tax penalties on withdrawals. Withdrawals made after a Participant has attained age 70 1/2 and withdrawals by beneficiaries must satisfy certain required minimum distribution rules. See the “Federal Tax Status,” section.

You may arrange systematic withdrawals only pursuant to an election in a form approved by Prudential. Under certain types of retirement arrangements, if a Participant is married, the Participant’s spouse must consent in writing to the election of systematic withdrawals, with signatures notarized or witnessed by an authorized plan representative, or equivalent electronic procedure permitted by ERISA and related federal regulations. The election must specify that the systematic withdrawals will be made on a monthly, quarterly, semi-annual, or annual basis.

Prudential will effect all systematic withdrawals as of the day of the month specified by the Contractholder, or, if such day is not a Business Day, then on the next succeeding Business Day. If the systematic withdrawal is made to satisfy required minimum distribution rules and the next succeeding Business Day would cause such payment to be made in the subsequent calendar year, then payment will be made on the last Business Day, preceding the day of the month specified by the Contractholder. Systematic withdrawals will continue until the Participant has withdrawn all of the balance in his Participant Account or has instructed Prudential in writing to terminate his systematic withdrawal arrangement. The Participant may elect to make systematic withdrawals in equal dollar amounts (in which case each withdrawal must be at least $250), unless it is made to satisfy required minimum distribution rules, or over a specified period of time (at least three years). Where the Participant elects to make systematic withdrawals over a specified period of time, the amount of each withdrawal (which will vary, reflecting investment experience during the withdrawal period) will be equal to the sum of the balances then in the Participant Account divided by the number of systematic withdrawals remaining to be made during the withdrawal period.

Prudential will take your systematic withdrawals proportionally from all the Subaccounts unless your employer has directed Prudential to take such withdrawals first from your investment, if any, in the Guaranteed Interest Account. If your employer has provided such direction, Prudential will take your systematic withdrawals from your investment, if any, in the Guaranteed Interest Account until that amount is exhausted and thereafter pro rata from the Subaccounts. Certain Contracts may specify that systematic withdrawals be deducted in a different manner than that described immediately above.

A Participant may change the frequency, amount or duration of his or her systematic withdrawals by submitting a form to Prudential or Prudential’s designee. Prudential will provide such a form to a Participant upon request. A Participant may make such a change only once during each calendar year.

A Participant may at any time instruct Prudential to terminate the Participant’s systematic withdrawal arrangement. No systematic withdrawals will be made for a Participant after Prudential has received this instruction in good order. A Participant who chooses to stop making systematic withdrawals may not again make them until the next calendar year and may be subject to federal tax consequences as a result.

If a Participant arranges for systematic withdrawals, that will not affect any of the Participant’s other rights under the Contracts, including the right to make withdrawals, and purchase a fixed dollar annuity.

Texas Optional Retirement Program

Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program (“Texas Program”).

Under the terms of the Texas Program, Texas will contribute an amount somewhat larger than a Participant’s contribution. Texas’ contributions will be credited to the Participant Account. Until the Participant begins his or her second year of participation in the Texas Program, Prudential will have the right to withdraw the value of the Units purchased for this account with Texas’ contributions. If the Participant does not commence his or her second year of Texas Program participation, the value of those Units representing Texas’ contributions will be withdrawn and returned to the State.

A Participant has withdrawal benefits for Contracts issued under the Texas Program only in the event of the Participant’s death, retirement or termination of employment. Participants will not, therefore, be entitled to exercise the right of withdrawal in order to receive in cash the Participant Account Value credited to them under the Contract unless one of the foregoing conditions has been satisfied. A Participant may, however, transfer the value of the Participant’s interest under the Contract to another Prudential contract or contracts of other carriers approved under the Texas Program during the period of the Participant’s Texas Program participation.

Death Benefit

When Prudential receives due proof of a Participant’s death and a claim and payment election submitted in a form approved by us, we generally will pay to the designated beneficiary a death benefit made up of the balance in the Participant Account (after deduction of any annual account charges). As discussed below in this section, a potentially greater death benefit may be available under certain retirement arrangements. The appropriate address to which a death benefit claim generally should be sent is set out on the cover page of this prospectus. We require proof of death to be submitted promptly. For certain Contracts, a death benefit claim should be sent to a designated record keeper rather than Prudential.

With respect to Contracts other than the Small Plan Contract, Prudential will pay the death benefit, according to the Participant’s instructions, in:

•	one sum as if it were a single withdrawal,

•	systematic withdrawals,

•	an annuity, or

•	a combination of the three.

Any such payment will be subject to the required minimum distribution rules of Code Section 401(a)(9) as described under the “Federal Tax Status” section of this prospectus. With respect to the Small Plan Contract, the death benefit payment option listed in the fourth bullet immediately above may not be available, although the other options are available. If the Participant has not so directed, the beneficiary may, within any time limit prescribed by or for the retirement arrangement that covered the Participant, elect:

•	to receive a one sum cash payment;

•

to have a fixed dollar annuity purchased under the Contract on a specified date, using the same annuity purchase rate basis that would have applied if the Participant Account were being used to purchase an annuity for the Participant;

•	to receive regular payments in accordance with the systematic withdrawal plan; or

•	a combination of all or any two of the three options above.

Unless restricted by the retirement arrangement under which the Participant is covered, or unless the Participant has elected otherwise, if within one year after the Participant’s death the beneficiary elects to receive a one-sum cash payment of the entire Participant Account, including the balance in all Subaccounts, the total amount that Prudential will make available to the beneficiary will be the greatest of:

•	the Participant’s Account Value as of the date Prudential receives a death benefit payment request in good order;

•	the sum of all contributions made to the Participant Account less withdrawals, transfers and charges; and

•

the greatest of the Participant’s Account Value calculated on every third anniversary of the first contribution made on behalf of the Participant (accompanied by complete documentation) under the Contract, less subsequent withdrawals, transfers and charges.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, a death benefit will be payable to the Participant’s spouse in the form of a “qualified pre-retirement survivor annuity.” A “qualified pre-retirement survivor annuity” is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the balance in the Participant Account as of the Participant’s date of death. Under the Retirement Equity Act, the spouse of a Participant in a retirement arrangement which is subject to these rules may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage, contain the signatures of the Participant and spouse, and must be notarized or witnessed by an authorized plan representative. Unless the spouse of a Participant in a Plan which is subject to these requirements properly consents to the waiver of the benefit, Prudential will pay 50% of the balance in the Participant Account to such spouse even if the designated beneficiary is someone other than the spouse. Under these circumstances, Prudential would pay the remaining 50% to the Participant’s designated beneficiary.

Unless the retirement arrangement that covered the Participant provides otherwise, a beneficiary who elects to have a fixed-dollar annuity purchased for himself may choose from among the available forms of annuity. See the “Effecting an Annuity,” section. The beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the beneficiary will have the right to terminate such withdrawals and receive the remaining balance in the Participant Account in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the required minimum distribution rules. See “Federal Tax Status” section of this prospectus. If the beneficiary fails to make any election within any time limit prescribed by or for the retirement arrangement that covered the Participant, within seven days after the expiration of that time limit, Prudential will make a one sum cash payment to the beneficiary, after deducting the annual account charge. A specific Contract may provide that an annuity is payable to the beneficiary if the beneficiary fails to make an election.

Until Prudential pays a death benefit that results in reducing to zero the balance in the Participant Account, Prudential will maintain the Participant Account Value in the Subaccounts and the Guaranteed Interest Account that make up the Participant Account for the beneficiary in the same manner as they had been for the Participant, except:

•	the beneficiary may make no contributions; and

•	the beneficiary may not take a loan.

Discontinuance of Contributions

By notifying Prudential, the Contractholder generally may discontinue contributions on behalf of all Participants under a Contract or for all Participants of an Employer covered under a Contract. Contributions under the Contract will also be discontinued for all Participants covered by a retirement arrangement that is terminated.

On 90 days’ advance notice to the Contractholder, Prudential may elect not to accept any new Participant, or not to accept further contributions for existing Participants.

The fact that contributions on a Participant’s behalf are discontinued does not otherwise affect the Participant’s rights under the Contracts. However, if contributions under a Program are not made for a Participant for a specified period of time (24 months in certain states, 36 months in others) and the total value of his Participant Account is at or below a specified amount ($1,000 in certain states, $2,000 in others), Prudential may, if permitted by the Code, elect to cancel that Participant Account unless prohibited by the retirement arrangement, and pay the Participant the value (less the annual account charge) as of the date of cancellation.

Loan Program

The loans described in this section are generally available to Participants in 401(a) plans, 403(b) programs and 457(b) plans of eligible governmental employers. The ability to borrow, as well as the interest rate and other terms and conditions of the loan may vary from Contract to Contract. Participants interested in borrowing should consult their Contractholder or Prudential.

For plans that are subject to ERISA, it is the responsibility of the plan fiduciary to ensure that the interest rate and other terms and conditions of the loan program comply with all Contract qualification requirements including the ERISA regulations.

The loans described in this section, (which involve the variable investment options), work as follows:

The term “Participant,” for the purposes of the loan program only, means a Participant or Beneficiary who is a “party in interest” to the plan including a Participant whose employment with a plan sponsor has ended.

Administration of Loan Program. A Participant loan is available only if the Participant makes a request for such a loan in accordance with the provisions of this loan program. To receive a Participant loan, a Participant must enter into an agreement, including a pledge or assignment of the portion of the Account Value used for security on the loan.

Non-Automated Loans (Loans Requested Via Paper Form)—A Participant may apply for a loan by submitting a duly completed loan application that has been signed by the Participant.

Automated Loans (Loans Requested Via Telephone or Internet)—If permitted under the Contract, a Participant may apply for a loan by submitting a duly completed loan application, in a form prescribed by Prudential and consistent with the terms of this loan program, by authorized electronic means. The date and time of receipt will be appropriately recorded.

A loan application fee of up to $75.00 will be charged for each new loan, which amount is not refundable. In addition, there is an annual loan maintenance fee of up to $60.00 which amount will be deducted from a Participant’s account. This annualized loan maintenance fee will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we will deduct the loan maintenance fee annually. With respect to Contracts other than the Small Plan Contract, Prudential will deduct the loan maintenance charge first against the Participant Account Value under the Guaranteed Interest Account (if available). If the Participant is not invested in the Guaranteed Interest Account, or if the Participant does not have enough money in such an option to pay the charge, Prudential will then deduct the charge against any one or more of the

Subaccounts in which the Participant is invested. With respect to the Small Plan Contract, Prudential will deduct the loan maintenance fee pro rata from each of the Participant’s Subaccounts.

Availability of Participant Loans. If loans are permitted under the terms of the Contract, loans will be made available to Participants. Prudential may however refuse to make a loan to any Participant who it reasonably believes will not repay the loan. A Participant who has defaulted on a previous loan from the plan and has not repaid such loan (with accrued interest) at the time of any subsequent loan will not be treated as creditworthy until such time as the Participant repays the defaulted loan (with accrued interest).

A Participant may not make, and the plan will not accept, a direct rollover of a loan from the plan of a Participant’s former employer.

We may delay any issuance of a loan in order to obtain information from the employer of a Participant that is reasonably necessary to ensure that the loan is in compliance with the restrictions imposed by Section 403(b) of the Code, if applicable. In such an event, a loan request will not be in good order and we will not process it until we obtain such information from the employer. We may, however, refuse to make a loan if your employer has not informed us that it will provide information reasonably necessary to ensure that loans, in general, are in compliance with the restrictions imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in the “ERISA Considerations” section.

Reasonable Rate of Interest. A Participant will be charged a reasonable rate of interest for any loan. The Contract will prescribe a means of establishing a reasonable interest rate. The interest rate on Participant loans will be declared quarterly; however, Prudential reserves the right to change the basis for determining the interest rate prospectively with thirty (30) days notice. The new basis will apply only to loans made after the effective date.

Adequate Security. All Participant loans must be adequately secured. The Participant’s vested Account Value will be used as security for a Participant loan provided the outstanding balance of all Participant loans made to such Participant does not exceed 50% of the Participant’s vested Account Value, determined immediately after the origination of each loan.

Periodic Repayment. A Participant loan must provide for level amortization with payments to be made not less frequently than quarterly. A Participant loan must be repaid within a period not exceeding five (5) years from the date the Participant receives the loan from the plan.

If permitted by the Contract, loan repayments may be made by payroll deduction. Repayment will begin as soon as is administratively practicable following issuance of the loan, but no more than 2 months from the date the loan is issued. Should payroll deductions not be possible, payments will be due directly from the Participant by check or similar payment method. Should a Participant be unable to use payroll repayment, the Contract may authorize regular payment no less frequently than quarterly on a revised schedule of amount and payment dates calculated to repay the loan, with interest in full, in substantially equal payments over the remaining original period of the loan.

Loans may be paid in full at any time without penalty. Any amount paid which is in excess of the scheduled payments then due, but less than the total outstanding balance, must be included with a scheduled payment and not under separate cover. The additional amount will be applied to the principal. Prepayments will not change the amount or timing of subsequent payments due prior to pay-off of the loan, but will simply reduce the total number of payments to be made.

Unpaid leave of Absence A Participant with an outstanding Participant loan may suspend loan payments to the plan for up to 12 months for any period during which the Participant is on an unpaid leave of absence. Upon the Participant’s return to employment (or after the end of the 12-month period, if earlier), the Participant’s outstanding loan will be re-amortized over the remaining period of such loan to make up for the missed payments. The re-amortized loan may extend beyond the original loan term so long as the loan is paid in full by the earliest of: (1) the date which is five (5) years from the original date of the loan (or the end of the suspension, if sooner), or (2) the original loan repayment deadline (or the end of the suspension period, if later) plus the length of the suspension period.

Military leave. A Participant with an outstanding Participant loan also may suspend loan payments for any period such Participant is on military leave. Upon the Participant’s return from military leave (or the expiration of five years from the date the Participant began his/her military leave, if earlier), loan payments will recommence under the amortization schedule in effect prior to the Participant’s military leave, without regard to the five-year maximum loan repayment period. Alternatively, the loan may be reamortized to require a different level of loan payment, as long as the amount and frequency of such payments are not less than the amount and frequency under the amortization schedule in effect prior to the Participant’s military leave. Military leave personnel with loans will have further rights as determined by the Soldiers and Sailors Civil Relief Act of 1940 (generally limiting to 6% the annual percentage rate chargeable on loans during periods of military leave).

Loan Limitations. A Participant loan may not be made to the extent such loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of:

(a)	$50,000 (reduced by the excess, if any, of the Participant’s highest outstanding balance of loans from the plan during the one-year period ending on the day before the date on which such loan is made, over the Participant’s outstanding balance of loans from the plan as of the date such loan is made) or

(b)

One-half ( 1/2) of the Participant’s vested Account Value, determined as of the valuation date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such valuation date.

The minimum loan amount is as specified in the Contract, or if not specified, as determined by Prudential and permitted under applicable law. For purposes of this limit, an “outstanding loan” includes a loan for which a “deemed distribution” has occurred, following the borrower’s default and pursuant to applicable law, unless the borrower repays the outstanding balance of the defaulted loan (including accrued interest through the date of repayment).

This maximum is set by federal tax law and applies to all loans from any plans of the Employer, including all annuity contracts offered under such plans. In applying the limitations under this section, all plans maintained by the Employer are aggregated and treated as a single plan. In addition, any assignment or pledge of any portion of the Participant’s interest in the plan and any loan, pledge, or assignment with respect to any insurance contract purchased under the plan will be treated as loan under this section. Since Prudential cannot monitor a Participant’s loan activity relating to other plans offered to the Participant, or loan activity under annuity contracts not issued by Prudential, it is the Participant’s responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution. If, however, the Participant defaults on the loan by, for example, failing to make required payments, the defaulted loan amount will be treated as a taxable distribution. In that event, Prudential will send the appropriate tax information to the Participant and the Internal Revenue Service. Only one outstanding loan is allowed per Participant. A Participant may not renegotiate a loan.

Segregated Investment. A Participant loan is treated as a segregated investment on behalf of the individual Participant for whom the loan is made. If the Contract does not specify procedures designating the type of contributions from which the Participant loan will be made, such loan is deemed to be made on a proportionate basis from each type of contribution.

Unless requested otherwise on the Participant’s loan application, a Participant loan will be made equally from all investment funds in which the applicable contributions are held. A Participant or Beneficiary may direct the trustee, on his/her loan application, to withdraw the Participant loan amounts from a specific investment fund or funds, if the employer’s plan permits. Unless specified otherwise in the Contract, loan repayments will be invested according to the Participant’s investment allocation for current contributions unless otherwise elected by the Participant.

Procedures for Loan Default. If the plan does not receive payment on a loan on a timely basis for whatever reason, regardless of whether the borrower normally makes repayment by salary deduction or direct payment, the loan will be considered in default unless payment is made within a grace period. The grace period will be within 90 days after each due date, but may be extended by determination of Prudential to the date the late payment is actually made for specific causes that are beyond the Participant’s control and are consistently determined and applied on a nondiscriminatory basis. In no event may the grace period extend beyond the end of the calendar quarter following the calendar quarter in which the payment was originally due.

Loans default upon a determination by Prudential, consistently determined and applied on a nondiscriminatory basis, due to the following:

(a)	Failure to pay on time (including within any grace period allowed under loan procedures used for the plan);

(b)	Death of the Participant;

(c)	Failure to pay on time any other or future debts to the plan;

(d)	Any statement or representation by the Participant in connection with the loan which is false or incomplete in any material respect;

(e)	Failure of the Participant to comply with any of the terms of the promissory note and other loan documentation;

(f)	When the Participant becomes insolvent or bankrupt.

If a Participant defaults on a Participant loan, the plan may not offset the Participant’s Account Value until the Participant is otherwise entitled to an immediate distribution of the portion of the Account Value that will be offset and such amount being offset is available as security on the loan. For this purpose, a loan default is treated as an immediate distribution event to the extent the law does not prohibit an actual distribution of the type of contributions which would be offset as a result of the loan default. The Participant may repay the outstanding balance of a defaulted loan (including accrued interest through the date of repayment) at any time.

Pending the offset of a Participant’s Account Value following a defaulted loan, the following rules apply to the amount in default. Post default interest accrual on a defaulted loan applies to loans initiated after December 31, 2001.

(a)	Interest continues to accrue on the amount in default until the time of the loan offset or, if earlier, the date the loan repayments are made current or the amount is satisfied with other collateral.

(b)	A subsequent offset of the amount in default is not reported as a taxable distribution, except to the extent the taxable portion of the default amount was not previously reported by the plan as a taxable distribution.

The post-default accrued interest included in the loan offset is not reported as a taxable distribution at the time of the offset.

Loan repayments may continue beyond termination of employment.

A Participant may not request a direct rollover of the loan note.

Modified Procedures

Under certain Contracts, the Contractholder or a third party acting on their behalf provides record keeping services that would otherwise be performed by Prudential. Such Contracts may require procedures somewhat different than those set forth in this prospectus. For example, such Contracts may require that contribution allocation requests, withdrawal requests, and/or transfer requests be directed to the Contract’s record keeper rather than Prudential. The record-keeper is the Contractholder’s agent, not Prudential’s agent. Accordingly, transactions will be processed and priced as of the end of the Valuation Period in which Prudential receives appropriate instructions and/or funds from the record-keeper. The Contract will set forth any such different procedures.

CHARGES, FEES AND DEDUCTIONS

Administrative Fee and Annual Account Charge

Prudential imposes an administrative fee to compensate for the expenses incurred in administering the Contracts. This includes such things as issuing the Contract, establishing and maintaining records, and providing reports to Contractholders and Participants. Prudential deducts this fee daily from the assets in each of the Subaccounts at a maximum effective annual rate of 0.85% for Contracts other than the Small Plan Contract, and at an effective annual rate of 1.05% for the Small Plan Contracts. For Contracts other than the Small Plan Contract, Prudential may reduce the administrative fee if warranted by economies of scale or other pertinent factors.

Prudential deducts an annual account charge for recordkeeping and other administrative services pro rata from each Participant Account or bills this charge directly to the Employer. This annual account charge is payable to Prudential. With respect to Contracts other than the Small Plan Contract, Prudential imposes this charge on the last Business Day of each calendar year as long as the Participant still has money invested in the Subaccounts and the Guaranteed Interest Account. With respect to the Small Plan Contract, Prudential assesses the annual account charge either:

•	quarterly, on or about 14 days after the end of each quarter, or

•	annually, on the last Business Day of the calendar year.

With respect to Contracts other than the Small Plan Contract, Prudential will pro rate the annual account charge for new Participants for the first year of their participation, based on the number of full months remaining in the calendar year after the first contribution is received. With respect to the Small Plan Contract, Prudential will not pro rate the annual account charge for new Participants. With respect to Contracts other than the Small Plan Contract, if a Participant Account is canceled before the end of the year, Prudential will impose the charge on the date that the Participant Account is canceled (and the charge will not be pro rated if this occurs during the year in which the first contribution is made to the Participant Account). Prudential will not impose the annual account charge, however, upon the cancellation of a Participant Account to purchase an annuity under a Contract if the annuity becomes effective on January 1 of any year. After a cancellation, the Participant may again participate in the Contract only as a new Participant, and will be subject to a new annual account charge.

For all Contracts, the aggregate annual account charge for each Participant will not be greater than $32. With respect to Contracts other than the Small Plan Contract, Prudential will first assess the charge against the Participant Account Value under the Guaranteed Interest Account (if available). If the Participant is not invested in the Guaranteed Interest Account, or if the Participant does not have enough money in such an option to pay the charge, Prudential will then assess the charge against any one or more of the Subaccounts in which the Participant is invested. With respect to the Small Plan Contract, the aggregate annual account charge may be paid directly by the Participant’s Employer, or may be deducted from a Participant’s Account Value pro rata from each of the Participant’s Subaccounts. Prudential may waive or eliminate the annual account charge where its costs of administration are less. Such lesser costs may be attributable to economies of scale associated with the amount of the Contractholder’s Plan assets and the fact that the Contractholder itself performs administrative services that Prudential otherwise would perform.

Charge for Assuming Mortality and Expense Risks

Prudential makes a deduction daily from the assets of each of the Subaccounts as compensation for assuming the risk that our estimates of longevity and of the expenses we expect to incur over the lengthy periods that the Contract may be in effect will turn out to be incorrect. Prudential assesses the charge daily at an annual rate of 0.15% of the assets held in the Subaccounts for all of the Contracts.

Expenses Incurred by the Funds

Participants indirectly bear the charges and expenses of the Funds. Details about investment management fees and other Fund expenses are available in the accompanying prospectuses for the Funds and the related statements of additional information.

Withdrawal Charge

Effective October 1, 2009, Prudential has waived the withdrawal charge for all contracts.

Loan Fee

A loan application fee of up to $75.00 will be charged for each new loan, which amount is not refundable. In addition, there is an annual loan maintenance fee of up to $60.00 which amount will be deducted from a Participant’s account. This annualized loan maintenance fee will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we will deduct the loan maintenance fee annually. With respect to Contracts other than the Small Plan Contract, Prudential will deduct the loan maintenance charge first against the Participant Account Value under the Guaranteed Interest Account (if available). If the Participant is not invested in the Guaranteed Interest Account, or if the Participant does not have enough money in such an option to pay the charge, Prudential will then deduct the charge against any one or more of the Subaccounts in which the Participant is invested. With respect to the Small Plan Contract, Prudential will deduct the loan maintenance fee pro rata from each of the Participant’s Subaccounts. For additional information about loans, turn to the “Loan Program” section of this prospectus.

Aggregate Nature of Charges

The charges under the Contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contracts. If, as we expect, the charges that we collect from the Contracts exceed our total costs in connection with the Contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract.

Taxes Attributable to Premium

There are federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

REQUESTS, CONSENTS AND NOTICES

The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com/online/retirement, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.

Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.

For your protection and to prevent unauthorized exchanges, telephone calls and other electronic communications will be recorded and stored, and you will be asked to provide your personal identification number or other identifying information before any request will be processed. Neither Prudential nor our agents will be liable for any loss, liability, or cost which results from acting upon instructions reasonably believed to be authorized by you.

During times of extraordinary economic or market changes, electronic and other instructions may be difficult to implement.

Some states, retirement programs, or Contractholders may not allow these privileges, or allow them only in modified form.

FEDERAL TAX STATUS

The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. Participants and Contractholders should consult a qualified tax adviser for complete information and advice. The discussion includes a description of certain spousal rights under the Contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a “marriage” as a legal union between a man and a woman and a “spouse” as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples. You should be aware, however, that federal tax law does not recognize civil unions. Therefore, we cannot permit a civil union partner to continue the annuity upon the death of the first partner under the annuity’s “spousal continuance” provision. Civil union couples should consider that limitation before selecting a spousal benefit under the annuity.

Annuity Qualification

This discussion assumes the Contracts will be treated as annuity contracts for federal income tax purposes. In order to qualify for the tax rules applicable to annuity contracts, the assets underlying the Contracts must be diversified according to certain rules. For further detail on diversification requirements, see Dividends, Distributions and Taxes in the attached prospectus for the Prudential Series Fund. Tax rules also require that Prudential must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. Treasury Department regulations do not provide guidance concerning the extent to which Participants may direct investments in the particular investment options without causing Participants, instead of Prudential, to be considered the owner of the underlying assets. Prudential believes the Contracts are annuity contracts under the tax rules. Prudential, therefore, reserves the right to make any changes it deems necessary to assure that the Contracts qualify as annuity contracts for tax purposes. Any such changes will apply uniformly to affected Participants and will be made with such notice to affected Participants as is feasible under the circumstances. For Contracts funding retirement plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, such changes will be made only upon consent of the plan fiduciary.

Tax-Qualified Retirement Arrangements Using The Contracts

The Contracts may be used with qualified pension and profit sharing plans, plans established by self-employed persons (“Keogh plans”), simplified employee pension plans (“SEPs”), Individual retirement plan accounts (“IRAs”), Roth IRAs, and Section 403(b) tax-deferred annuities (“TDAs”). The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax-exempt organization (called “Section 457 Plans” after the Internal Revenue Code section that governs their structure). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex, and Participants are advised to consult a qualified tax adviser.

You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

The tax rules for such plans involve, among other things, limitations on contributions and required minimum distribution provisions. Tax-exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements. Please refer to the discussion of “Entity Owners” further in this section, which may be applicable in certain circumstances.

Contributions

In general, assuming that the requirements and limitations of tax law applicable to the particular type of plan are adhered to by Participants and Employers, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Contributions to a Roth IRA are subject to certain limits, and are not deductible for federal income tax purposes.

Earnings

Under the retirement programs with which the Contracts may be used, federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which the contributions have been invested until a distribution or withdrawal is received.

Distributions or Withdrawals

When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special income-averaging rule. The effect of federal income taxation depends largely upon the type of retirement plan and a generalized description, beyond that given here, is not particularly useful. Careful review of tax law applicable to the particular type of plan is necessary.

Furthermore, premature distributions or withdrawals may be restricted or subject to a tax penalty. Participants contemplating a withdrawal should consult a qualified tax adviser.

Under a Roth IRA, distributions are generally not taxable for federal income tax purposes if they are made after attainment of age 59 1/2 or for certain other reasons and if the individual had a Roth IRA in effect for at least five tax years.

Required Minimum Distribution Rules

In general, distributions from qualified retirement arrangements and Section 457 Plans must begin by the “Required Beginning Date” which is April 1 of the calendar year following the later of (1) the year in which the Participant attains age 70 1/2 or (2) the Participant retires (retirement date not applicable to IRAs). The following exceptions apply:

•	For a TDA, only benefits accruing after December 31, 1986 must begin distribution by the Required Beginning Date.

•	Roth IRAs are not subject to these pre-death required minimum distribution rules.

Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for the life of the Participant or the lives of the Participant and his designated beneficiary, or over a period that is not longer than the life expectancy of the Participant or the life expectancies of the Participant and his designated beneficiary.

Distributions to beneficiaries are also subject to required minimum distribution rules. If a Participant dies after the Required Beginning Date, but before his entire interest in his Participant Account has been distributed and did not designate a beneficiary, his remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the Participant’s date of death. If the Participant dies before distributions have begun (or are treated as having begun) and did not designate a beneficiary, the entire interest in his Participant Account generally must be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. Alternatively, if there is a designated beneficiary, payment of the entire interest generally must begin no later than December 31 of the calendar year immediately following the year in which the Participant dies and continue for the beneficiary’s life or a period not exceeding the beneficiary’s life expectancy. Special rules apply where the deceased Participant’s spouse is his designated beneficiary. A designated beneficiary may elect to apply the rules for no designated beneficiary, if they would provide a smaller payment requirement.

As of 2007, non-spouse beneficiaries are permitted to roll death benefits to an IRA from a qualified retirement plan, a §457 governmental plan, a §403(b) TDA or an IRA. The IRA receiving the death benefit must be titled and treated as an “inherited IRA”. A non-spouse beneficiary may also roll death benefits to an “inherited Roth IRA”, subject to the income limits for Roth conversions. The Required Minimum Distribution rules regarding non-spouse beneficiaries continue to apply.

An excise tax applies to Participants or beneficiaries who fail to take the required minimum distribution in any calendar year.

Note that the Worker, Retiree and Employer Recovery Act of 2008 suspended required minimum distributions for 2009 for IRAs and certain defined contribution plans. If the beneficiary elects to receive full distribution by December 31 of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31 of the six year anniversary of the date of death where the death of the owner/participant occurred prior to 2009.

Special Considerations Regarding Exchanges Involving 403(b) Arrangements

Recent IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges. Annuity contract exchanges are a common non-taxable method to exchange one tax deferred annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange. The regulations are generally effective in 2009. We accept exchanges only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in good order, and will not therefore process the transaction, until we receive confirmation from your employer.

ERISA Considerations

Employer involvement and other factors will determine whether a Contract is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). If applicable, ERISA and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.

Information about any applicable fees, charges, discounts, penalties or adjustments may be found under the “Charges, Fees and Deductions” section.

Information about sales representatives and commissions may be found under the “Other Information” and “Sale of the Contract and Sales Commissions” section.

The U.S. Department of Labor considers certain types of employer actions under a section 403(b) program to be inconsistent with the program not being subject to ERISA. Among these are employer approval of participant requests for loans and hardship withdrawals both of which reasonably may be necessary to comply with restrictions imposed by Section 403(b) of the Code. If an employer that is a tax exempt entity does not inform us that it will approve participant requests for loans and hardships, such transactions may not be available to participants using funds held under the Contracts. An individual employed by a tax exempt entity should check with his or her employer to determine whether loans and hardship withdrawals are available using funds held under the Contracts.

Taxes Payable by Participant

Prudential believes the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, Participants should not pay any tax until money is received under the Contracts. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

Taxes on Withdrawals and Surrender

If a Participant makes a withdrawal from the Contract or surrenders it before annuity payments begin, the amount received will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn.

If a Participant assigns or pledges all or part of the Contract as collateral for a loan, the part assigned or pledged will be treated as a withdrawal. Also, if a Participant elects an interest payment option, this will be treated, for tax purposes, as a surrender of the Contract.

If a Participant transfers the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or, in most circumstances, transfers made incident to divorce.

Taxes on Annuity Payments

A portion of each annuity payment a Participant receives will be treated as a partial return of purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Contract.

After the full amount of the purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of the purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

Tax Penalties on Withdrawals and Annuity Payments

Any taxable amount received under the Contract may be subject to a 10 percent tax penalty. Amounts are not subject to this penalty tax if:

•	the amount is paid on or after age 59 1/ 2 or the death of the Participant;

•	the amount received is attributable to the Participant becoming disabled;

•	the amount paid or received is in the form of level payments not less frequently than annually for life (or a period not exceeding life expectancy); or

•	the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

Generally, if the lifetime payment stream is modified (other than as a result of death or disability) before age 59 1/2 (or before the end of the five year period beginning with the first payment and ending after age 59 1/2), the tax for the year of modification will be increased by the penalty tax that would have been imposed without the exception, plus interest for the deferral.

Taxes Payable by Beneficiaries

Generally, the same tax rules apply to amounts received by a beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain required minimum distribution rules apply upon the death of a Participant, as discussed further below.

Required Distributions upon Death of Participant

Certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract.

If the Participant dies on or after the annuity date, and did not designate a beneficiary, the remaining portion of the interest in the Contract must be distributed at least as rapidly under the method of distribution being used as of the date of death. If a Participant dies before the annuity date and did not designate a beneficiary, the entire interest in the Contract generally must be distributed within 5 years after the date of death. However, if the Participant designated a beneficiary, the value of the Contract generally must be distributed over the beneficiary’s life or a period not exceeding the beneficiary’s life expectancy and begin with 1 year of the death of the Participant.

The designated beneficiary is the person to whom ownership of the Contract passes by reason of death, and must be a natural person.

If any portion of the Contract is payable to (or for the benefit of) a Participant’s surviving spouse, such portion of the Contract may be continued with the spouse as the owner.

As of 2007, non-spouse beneficiaries are permitted to roll death benefits to an IRA from a qualified retirement plan, a §457 governmental plan, a §403(b) TDA or an IRA. Such plans are not required to offer non-spouse rollovers but if they do the rollover must be a direct trustee to IRA rollover. For plan years beginning after December 31, 2009, employer plans are required to be amended to permit such rollovers. The IRA receiving the death benefit must be titled and treated as an “inherited IRA”. A non-spouse beneficiary may also roll death benefits to an “inherited Roth IRA”, subject to the income limits for Roth conversions. The Required Minimum Distribution rules regarding non-spouse beneficiaries continue to apply.

Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 for IRAs and certain defined contribution plans and are scheduled to resume in 2010. If the beneficiary elects to receive full distribution by December 31 of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31 of the six year anniversary of the date of death.

Entity Owners

When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a TDA or individual retirement plan (see discussion above) or contracts that provide for immediate annuities.

Withholding

Taxable amounts distributed from annuity contracts in nonqualified annuity arrangements are subject to tax withholding. Participants may generally elect not to have tax withheld from payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with Prudential. Absent these elections, Prudential will withhold the tax amounts required by the applicable tax regulations. Participants may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding.

In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; or (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; or (4) hardship distribution of salary deferral amounts. Amounts that are received under a Contract used in connection with a Section 457 Plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.

Generation-Skipping Transfers

If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be a generation-skipping transfer tax consequence.

Taxes on Prudential

Although the Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Subaccounts invested in the Funds are taxed as part of the operations of Prudential. No charge is being made currently against those Subaccounts for company federal income taxes. Prudential will review the question of a charge to the Subaccounts invested in the Funds for company federal income taxes periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Subaccount assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Subaccount contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges paid under the contract. We reserve the right to change these tax practices.

In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

EFFECTING AN ANNUITY

Subject to the restrictions on withdrawals from tax-deferred annuities subject to Section 403(b) of the Code, and subject to the provisions of the retirement arrangement that covers him or her, a Participant may elect at any time to have all or a part of his or her interest in the Participant Account used to purchase a fixed dollar annuity under the Contracts. The Contracts do not provide for annuities that vary with the investment results of any Subaccount. Withdrawals from the Participant Account that are used to purchase a fixed dollar annuity under the Contracts become part of Prudential’s General Account, which supports insurance and annuity obligations.

In electing to have an annuity purchased, the Participant may select from the forms of annuity described below, unless the retirement arrangement covering the Participant provides otherwise. The annuity is purchased on the first day of the month following receipt by Prudential of proper written notice on a form approved by Prudential that the Participant has elected to have an annuity purchased, or on the first day of any subsequent month that the Participant designates.

Prudential generally will make the first monthly annuity payment within one month of the date on which the annuity is purchased.

For contracts held in connection with certain types of retirement arrangements, please note that if a Participant is married at the time payments commence, the Participant may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to the Participant’s spouse, unless the Participant’s spouse waives that right. Similarly, if the Participant is married at the time of the Participant’s death, federal law may require all or a portion of the death benefit to be paid to the Participant’s spouse, even if the Participant designated someone else as the Participant’s beneficiary. For more information, consult the terms of your retirement arrangement. A “qualified joint and survivor annuity” is an annuity for the Participant’s lifetime with at least 50% of the amount payable to the Participant continued after the Participant’s death to his or her spouse, if then living.

Once annuity payments begin, the annuitant cannot surrender his or her annuity benefit and receive a one sum payment.

We make the following forms of annuity available to Participants.

Life Annuity with Payments Certain

This is an immediate annuity payable monthly during the lifetime of the annuitant. Prudential guarantees that if, at the death of the annuitant, payments have been made for less than the period certain (which may be 60, 120, 180, or 240 months, as selected by the annuitant), they will be continued during the remainder of the selected period to his or her beneficiary.

Annuity Certain

This is an immediate annuity payable monthly for a period certain which may be 60, 120, 180, or 240 months, as selected by the annuitant. If the annuitant dies during the period certain, we will continue payments in the same amount the annuitant was receiving to his or her beneficiary. We make no further payments after the end of the period certain.

Joint and Survivor Annuity with Payments Certain

This is an immediate annuity payable monthly during the lifetime of the annuitant with payments continued after his or her death to the contingent annuitant, if surviving, for the latter’s lifetime. Until the selected number of payments certain have been paid, payments made to the contingent annuitant after the annuitant’s death are the same as those the annuitant was receiving. Thereafter, the payments continued to the contingent annuitant will be a percentage of the monthly amount paid to the annuitant such as 33 1/3%, 50%, 66 2/3%, or 100% as selected by the annuitant. The amounts of each payment made to the annuitant will be lower as the percentage he or she selects to be paid to the contingent annuitant is higher. If both the annuitant and the contingent annuitant die during the period certain (which may be 60, 120, 180, or 240 months, as selected by the annuitant), we will continue payments during the remainder of the period certain to the properly designated beneficiary.

We may make other forms of annuity available under the Contracts. The retirement arrangement under which the Participant is covered may restrict the forms of annuity that a Participant may elect.

If the dollar amount of the first monthly annuity payment is less than the minimum amount specified in the Contract, or if the beneficiary is other than a natural person receiving payments in his or her own right, Prudential may elect to pay the commuted value of the unpaid payments certain in one sum.

Purchasing the Annuity

If, as a result of a withdrawal to purchase an annuity, the Participant Account has been reduced to zero, Prudential deducts the full annual account charge, unless the annuity becomes effective on January 1 of any year. Prudential applies the resulting amount, less any applicable taxes, to the appropriate annuity purchase rate determined in accordance with the schedule in the Contract at the time the annuity is purchased. However, Prudential may determine monthly payments from schedules of annuity purchase rates providing for larger payments than the rates shown in the Contract.

Prudential guarantees the schedule of annuity purchase rates in a Contract for ten years from the date the Contract is issued. If at any time after a Contract has been in effect for ten years, we modify the schedule of annuity purchase rates, the modification is also guaranteed for ten years. A change in the schedule of annuity purchase rates used for an annuity certain with 180 payments or less, as described above, will apply only to amounts added to a Participant Account after the date of change. A change in any other schedule will apply to all amounts in a Participant Account.

Spousal Consent Rules for Certain Retirement Plans

Spousal consent rules may apply to retirement plans intended to satisfy Section 401(a) of the Code and plans subject to ERISA.

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans and Money Purchase Pension Plans — If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (“QJSA”), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death.

Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (“QPSA”). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities) — Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

IRAs, non-ERISA 403(b) Annuities, and 457 Plans — Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

OTHER INFORMATION

Misstatement of Age or Sex

If an annuitant’s stated age or sex (except where unisex rates apply) or both are incorrect, we will change each benefit and the amount of each annuity payment to that which the total contributions would have bought for the correct age and sex. Also, we will adjust for the amount of any overpayments we have already made.

Sale of the Contract and Sales Commissions

Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts in this same capacity for a number of annuity and life insurance products we and our affiliates offer. PIMS was organized in 1996 under Delaware law, is registered as a broker and dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority (“FINRA”). PIMS’ principal business address is Gateway Center Three, 14th Floor, Newark, New Jersey 07102-4077.

PIMS may enter into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the Contact but are exempt from registration (firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the Contract directly to potential purchasers.

During 2009, 2008 and 2007, $478,385, $609,658 and $701,643, respectively, were paid to PIMS for its services as principal underwriter. PIMS retained none of those commissions.

We pay the broker-dealer whose registered representatives sell the Contract either:

•	a commission of up to 3.0% of your purchase payments; or

•

a combination of a commission on purchase payments and a “trail” commission-which is a commission determined as a percentage of your Account value that is paid periodically over the life of your Contract.

The individual registered representatives would receive a portion of the compensation, depending on the practice of his or her firm.

We may also provide compensation to the firm for providing ongoing service in relation to the Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Separate Account not described in this prospectus. In addition, in an effort to promote the sale of our products (which may include the placement of Prudential, affiliates of Prudential and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or our affiliates, including PIMS, may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence or analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to PIMS. A list of firms that PIMS paid pursuant to such arrangements, if any, related to the sale of variable annuities, is provided in the Statement of Additional Information, which is available upon request.

To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different group annuity contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you not described in this prospectus. Overall compensation paid to firms does not exceed, based on actuarial assumptions, 8% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by other Prudential business units.

Voting Rights

As stated above, all of the assets held in the Subaccounts of the Discovery Account are invested in shares of the corresponding Funds. Prudential is the legal owner of those shares. As such, Prudential has the right to vote on any matter voted on at any shareholders meetings of the Funds. However, as required by law, Prudential votes the shares of the Funds at any regular and special shareholders meetings the Funds are required to hold in accordance with voting instructions received from Participants. The Funds may not hold annual shareholders meetings when not required to do so under the laws of the state of their incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from Participants are received, and any shares owned directly or indirectly by Prudential, are voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the Funds in its own right, it may elect to do so. For some Plans, the Contractholder (rather than the Participants) will vote.

Generally, Participants may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the Funds. With respect to approval of the investment advisory agreement or any change in a portfolio’s fundamental investment policy, Participants participating in such portfolios will vote separately on the matter, as required by applicable securities laws.

The number of Fund shares for which a Participant may give instructions is determined by dividing the portion of the value of the Participant Account derived from participation in a Subaccount, by the value of one share in the corresponding portfolio of the applicable Fund. The number of votes for which you may give Prudential instructions is determined as of the record date chosen by the Board of the applicable Fund. We furnish you with proper forms and proxies to enable you to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Prudential may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Funds’ portfolios, or to approve or disapprove an investment advisory contract for a Fund. If we do disregard voting instructions, we will advise you of that action and our reasons for such action in the next annual or semi-annual report.

Substitution of Fund Shares

We may substitute one or more of the underlying portfolios held by the Subaccounts. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. Contractholders and Participants will be given specific notice in advance of any substitution we intend to make. For Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary.

Reports to Participants

Prudential will send Participants, at least annually, reports showing as of a specified date the number of units credited to them in the Subaccounts of the Discovery Account. We also will send Participants in certain plans annual and semi-annual reports for the applicable Funds.

State Regulation

Prudential is subject to regulation by the Department of Banking and Insurance of the State of New Jersey as well as by the insurance departments of all the other states and jurisdictions in which it does business. Prudential must file an annual statement in a form promulgated by the National Association of Insurance Commissioners. This annual statement is reviewed and analyzed by the New Jersey Department, which makes an independent computation of

Prudential’s legal reserve liabilities and statutory apportionments under its outstanding contracts. New Jersey law requires a quinquennial examination of Prudential to be made. Examination involves an extensive audit including, but not limited to, an inventory check of assets and sampling techniques to check the performance by Prudential of its contracts. This regulation does not involve any supervision or control over the investment policies of the Subaccounts or over the selection of investments for them, except for verification of the compliance of Prudential’s investment portfolio with any applicable provisions of New Jersey law.

The laws of New Jersey also contain special provisions which relate to the issuance and regulation of contracts on a variable basis. These laws set forth a number of mandatory provisions which must be included in contracts on a variable basis and prohibit such contracts from containing other specified provisions. The Department may initially disapprove or subsequently withdraw approval of any contract if it contains provisions which are “unjust, unfair, inequitable, ambiguous, misleading, likely to result in misrepresentation or contrary to law.” New Jersey also can withhold or withdraw approval if sales are solicited by communications which involve misleading or inadequate descriptions of the provisions of the contract.

In addition to the annual statement referred to above, Prudential is required to file with New Jersey and other states a separate statement with respect to the operations of all its variable contracts accounts, in a form promulgated by the National Association of Insurance Commissioners.

Litigation

Prudential is subject to legal and regulatory actions in the ordinary course of its businesses, including class action lawsuits. Prudential’s pending legal and regulatory actions include proceedings specific to it and proceedings generally applicable to business practices in the industries in which it operates, including in both cases businesses that have either been divested or placed in wind-down status. Prudential is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its investment-related operations, Prudential is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that Prudential made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Prudential is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Prudential and its businesses and products. In addition, Prudential, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

In June 2009, special bankruptcy counsel for Lehman Brothers Holdings Inc. (“LBHI”), Lehman Brothers Special Financing (“LBSF”) and certain of their affiliates made a demand of Prudential Global Funding LLC (“PGF”), a subsidiary of Prudential, for the return of a portion of the $550 million in collateral delivered by LBSF to PGF pursuant to swap agreements and a cross margining and netting agreement between PGF, LBSF and Lehman Brothers Finance S.A. a/k/a Lehman Brothers Finance AG (“Lehman Switzerland”), a Swiss affiliate that is subject to insolvency proceedings in the United States and Switzerland. LBSF claims that PGF wrongfully applied the collateral to Lehman Switzerland’s obligations in violation of the automatic stay in LBSF’s bankruptcy case, which is jointly administered under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York (the “Lehman Chapter 11 Cases”). In August 2009, PGF filed a declaratory judgment action in the same court against LBSF, Lehman Switzerland and LBHI (as guarantor of LBSF and Lehman Switzerland under the swap agreements) seeking an order that (a) PGF had an effective lien on the collateral that secured the obligations of both LBSF ($197 million) and Lehman Switzerland ($488 million) and properly foreclosed on the collateral leaving PGF with an unsecured $135 million claim against LBSF (and LBHI as guarantor) or, in the alternative, (b) PGF was entitled, under the Bankruptcy Code, to set off amounts owed by Lehman Switzerland against the collateral and the automatic stay was inapplicable. The declaratory judgment action is captioned Prudential Global Funding LLC v. Lehman Brothers Holdings Inc., et al. In addition, PGF filed timely claims against LBSF and LBHI in the Lehman Chapter 11 Cases for any amounts due under the swap agreements, depending on the results of the declaratory judgment action. In October 2009, LBSF and LBHI answered in the declaratory judgment action and asserted counterclaims that PGF breached the swap agreement, seeking a declaratory judgment that PGF had a perfected lien on only $178 million of the collateral that could be applied only to amounts owed by LBSF and no right of set off against Lehman Switzerland’s obligations, as well as the return of collateral in the amount of $372 million plus interest and the disallowance of PGF’s claims against LBSF and LBHI. LBSF and LBHI also asserted cross-claims against Lehman Switzerland seeking return of the collateral. In December 2009, PGF filed a motion for judgment on the pleadings to resolve the matter in its favor. In February 2010, LBSF and LBHI cross-moved for judgment on the pleadings.

In April 2009, a purported nationwide class action, Schultz v. The Prudential Insurance Company of America, was filed in the United States District Court for the Northern District of Illinois. In January 2010, the court dismissed the complaint without prejudice. In February 2010, plaintiff sought leave to amend the complaint to add another plaintiff and to name the ERISA welfare plans in which they were participants individually and as representatives of a purported defendant class of ERISA welfare plans for which Prudential offset benefits. The proposed amended complaint alleges that Prudential and the welfare plans violated ERISA by offsetting family Social Security benefits against Prudential contract benefits and seeks a declaratory judgment that the offsets are unlawful as they are not “loss of time” benefits and recovery of the amounts by which the challenged offsets reduced the disability payments.

In November 2008, a purported nationwide class action, Garcia v. Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey. The complaint, which is brought on behalf of beneficiaries of Prudential policies whose death benefits were placed in retained asset accounts, alleges that by investing the death benefits in these accounts, Prudential wrongfully delayed payment and improperly retained undisclosed profits. It alleges claims of breach of the contract of insurance, breach of contract with regard to the retained asset accounts, breach of fiduciary duty and unjust enrichment, and seeks an accounting, disgorgement, injunctive relief, attorneys’ fees and prejudgment and post-judgment interest. In March 2009, Prudential filed a motion to dismiss the complaint. In December 2009, the case was dismissed. The time to appeal has expired.

From November 2002 to March 2005, eleven separate complaints were filed against Prudential Financial, Inc. (“PFI”), Prudential and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential, over 350 claimants who are current and former employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated. In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs, and a claim under the New Jersey discrimination law, but denied without prejudice plaintiffs’ motion for a joint trial on liability issues. In June 2007, PFI and Prudential moved to dismiss the complaint. In November 2007, the court granted the motion, in part, and dismissed the commercial bribery and conspiracy to commit malpractice claims, and denied the motion with respect to other claims. In December 2007, the Prudential defendants answered the complaints and asserted counterclaims against each plaintiff for breach of contract and cross-claims against Leeds Morelli & Brown for breach of contract and the covenant of good faith and fair dealing, fraudulent inducement, indemnification and contribution. In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating that they were seeking damages in the amount of $6.5 billion. In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County.

Prudential, along with a number of other insurance companies, received formal requests for information from the State of New York Attorney General’s Office (“NYAG”), the Securities and Exchange Commission (“SEC”), the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. In December 2006, Prudential reached a resolution of the NYAG investigation. Under the terms of the settlement, Prudential paid a $2.5 million penalty and established a $16.5 million fund for policyholders, adopted business reforms and agreed, among other things, to continue to cooperate with the NYAG in any litigation, ongoing investigations or other proceedings. Prudential also settled the litigation brought by the California Department of Insurance and agreed to business reforms and disclosures as to group insurance contracts insuring customers or residents in California and to pay certain costs of investigation. In April 2008, Prudential reached a settlement of proceedings relating to payments to insurance intermediaries and certain other practices with the District Attorneys of San Diego, Los Angeles and Alameda counties. Pursuant to this settlement, Prudential paid $350,000 in penalties and costs. These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation. In August and September 2007, the court dismissed the anti-trust and RICO claims. In January and February 2008, the court dismissed the ERISA claims with prejudice and the state law claims without prejudice. Plaintiffs have appealed to the dismissal of the antitrust and RICO claims to the United States Court of Appeals for the Third Circuit.

In October 2006, a class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents who were registered representatives in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest and attorneys’ fees. In December 2007, plaintiffs moved to certify the class. In March 2008, the court granted plaintiffs’ motion to conditionally certify a nationwide class. In March 2008, a purported nationwide class action lawsuit was filed with the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential, on behalf of agents who sold Prudential’s financial products. The complaint alleges claims that Prudential failed to pay overtime and provide other benefits in violation of California and federal law and seeks compensatory and punitive damages in unspecified amounts. In September 2008, the Wang matter was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder lawsuit. In January 2009, an amended complaint was filed in the consolidated matter which adds wage claims based on the laws of thirteen additional states. In March 2009, a second amended complaint was filed which dropped the breach of contract claims. In December 2009, certain of the state claims were dismissed. In February 2010, Prudential moved to decertify the federal wage and hour class conditionally certified in March 2008, and moved for summary judgment as to the federal wage and hour claims of the named plaintiffs.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. PRIAC also intends to vigorously pursue any other available remedies against SSgA and State Street in respect of this matter. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above. Prudential’s consolidated financial statements, and the results of the Retirement segment included in Prudential’s U.S. Retirement Solutions and Investment Management Division, for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs. In September 2008, the United States District Court for the Southern District of New York denied State Street defendants’ motion to dismiss the claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claim for equitable relief under Section 502(a)(3) of ERISA. In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law. In February 2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to subprime investments, resulting in significant investor losses in mid-2007. Under the settlement, State Street will pay approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that will be distributed to injured investors. Consequently, State Street will pay PRIAC, for deposit into its separate accounts, approximately $52.5 million within 14 days of the entry of a final judgment by the United States District Court for the District of Massachusetts. By the terms of the settlement, State Street’s payment to PRIAC does not resolve any claims PRIAC has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA. In February 2010, the United States District Court for the District of Massachusetts entered final judgement and, in March 2010, in compliance with the court order, State Street paid PRIAC approximately $52.5 million, the penalty portion of which (approximately $8.4 million) will be distributed to affected PRIAC clients.

In April 2009, PFI’s Board of Directors (the “Board”) received a letter demanding that the Board take action to recover allegedly improperly paid compensation to certain current and former employees and executive officers of Prudential since at least 2005. The demand is made by a PFI stockholder, Service Employees International Union Pension Plans Master Trust (“SEIU”), and is one of many that SEIU has sent to large corporations. SEIU claims that Prudential must bring an action, under theories of unjust enrichment and corporate waste, to recoup incentive compensation that was based on allegedly flawed economic metrics. SEIU also seeks rescission of exercised stock options because the options were based on mistaken facts concerning the fair value of Prudential’s stock. The letter states that between 2005 and 2008 Prudential paid cash and equity compensation of approximately $165 million to its senior executives and authorized senior executives to exercise stock options worth approximately $66 million. The letter also demands that the Board enjoin any further approved, but unpaid, compensation payments, overhaul Prudential’s compensation structure, and allow stockholders an advisory vote on the Compensation Committee’s report in Prudential’s annual proxy statement. SEUI reserves the right to bring a derivative action should the Board decline to act. In May 2009, the Board formed a Special Evaluation Committee (the “Committee”), comprised of independent directors, and authorized the Committee to hire outside advisors and experts to assist in its evaluation of the demand letter. The Committee has engaged counsel that is reviewing the matter. Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification is not likely to have a material adverse effect on Prudential’s financial position.

Regulatory Settlements Respecting Affiliated Investment Manager

Commencing in 2003, American Skandia Life Assurance Company, presently named Prudential Annuities Life Assurance Company (“PALAC”), an affiliate of Prudential, received formal requests for information from the SEC and the New York Attorney General’s Office (“NYAG”) relating to market timing in variable annuities by certain American Skandia entities. In connection with these investigations, with the approval of PALAC’s former, ultimate parent, Skandia Insurance Company Ltd. (publ) (“Skandia”), an offer was made by American Skandia to the SEC and NYAG, to settle these matters by paying restitution and a civil penalty. In April 2009, AST Investment Services, Inc., formerly named American Skandia Investment Services, Inc. (“ASISI”), an affiliate of PALAC and Prudential, reached a resolution of these investigations by the SEC and the NYAG into market timing related misconduct involving certain variable annuities. The settlements relate to conduct that generally occurred between January 1998 and September 2003. Prudential Financial, Inc. (“PFI”) acquired ASISI from Skandia in May 2003. Subsequent to the acquisition, the PFI and/or certain of its subsidiaries implemented controls, procedures and measures designed to protect customers from the types of activities involved in these investigations. These settlements resolve the investigations by the above named authorities into these matters, subject to the settlement terms. Under the terms of the settlements, ASISI has paid a total of $34 million in disgorgement and an additional $34 million as a civil money penalty into a Fair Fund administered by the SEC to compensate those harmed by the market timing related activities. Pursuant to the settlements, ASISI has retained, at its ongoing cost and expense, the services of an Independent Distribution consultant acceptable to the Staff of the SEC to develop a proposed plan for the distribution of Fair Fund amounts according to a methodology developed in consultation with and acceptable to the Staff. As part of these settlements, ASISI hired an independent third party that conducted a compliance review and issued a report of its findings and recommendations to ASISI’s Board of Directors, the Audit Committee of the Advanced Series Trust Board of Trustees and the Staff of the SEC. In addition, ASISI has agreed, among other things, to continue to cooperate with the SEC and NYAG in any litigation, ongoing investigations or other proceedings relating to or arising from their investigations into these matters. Under the terms of the Acquisition Agreement pursuant to which PFI acquired ASISI from Skandia, the PFI and/or certain of its subsidiaries were indemnified for the settlements.

Service Providers

We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by us may change over time. As of December 31, 2009, non-affiliated entities that could be deemed service providers to the separate account funding the Contacts consisted of the following: MIS, an ADP company (proxy tabulation services) located at 60 Research Road, Hingham, MA 02043; Diversified Information Technologies Inc. (mail handling and records management) located at 123 Wyoming Ave Scranton, PA 18503; RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive Chicago, IL 60606-4301; State Street Bank – Kansas City (custodian and accumulation unit value calculations) located at 801 Pennsylvania, Kansas City, MO 64105; Broadridge (fulfillment vendor for mailing applications, forms, prospectuses, etc.) located at 1981 Marcus Avenue Lake Success, NY 11042.

Additional Information

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.

The Statement of Additional Information is available from Prudential without charge. The addresses and telephone numbers are set forth on the cover page of this prospectus.

Statement of Additional Information

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

SMALL PLAN CONTRACT

(CONDENSED FINANCIAL INFORMATION)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of 1.05%*

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Conservative Balanced
01/01/2000 to 12/31/2000	$11.67	$11.50	7
01/01/2001 to 12/31/2001	$11.50	$11.15	8
01/01/2002 to 12/31/2002	$11.15	$9.99	8
01/01/2003 to 12/31/2003	$9.99	$10.94	—

Prudential Series Fund Diversified Bond
01/01/2000 to 12/31/2000	$10.45	$11.32	3,681
01/01/2001 to 12/31/2001	$11.32	$11.92	3,898
01/01/2002 to 12/31/2002	$11.92	$12.67	3,762
01/01/2003 to 12/31/2003	$12.67	$13.20	—

Prudential Series Fund Equity
01/01/2000 to 12/31/2000	$12.15	$12.55	1,395
01/01/2001 to 12/31/2001	$12.55	$10.98	2,334
01/01/2002 to 12/31/2002	$10.98	$8.35	2,345
01/01/2003 to 12/31/2003	$8.35	$9.61	—

Prudential Series Fund Flexible Managed
01/01/2000 to 12/31/2000	$11.64	$11.35	24
01/01/2001 to 12/31/2001	$11.35	$10.57	78
01/01/2002 to 12/31/2002	$10.57	$9.06	193
01/01/2003 to 12/31/2003	$9.06	$10.18	—

Prudential Series Fund Global
01/01/2000 to 12/31/2000	$16.19	$13.17	664
01/01/2001 to 12/31/2001	$13.17	$10.75	1,224
01/01/2002 to 12/31/2002	$10.75	$7.93	1,733
01/01/2003 to 12/31/2003	$7.93	$9.33	—

Prudential Series Fund Government Income
01/01/2000 to 12/31/2000	$10.64	$11.91	9
01/01/2001 to 12/31/2001	$11.91	$12.59	119
01/01/2002 to 12/31/2002	$12.59	$14.02	78
01/01/2003 to 12/31/2003	$14.02	$14.16	—

Prudential Series Fund High Yield Bond
01/01/2000 to 12/31/2000	$10.33	$9.39	766
01/01/2001 to 12/31/2001	$9.39	$9.22	771
01/01/2002 to 12/31/2002	$9.22	$9.28	692
01/01/2003 to 12/31/2003	$9.28	$10.69	—

Prudential Series Fund Jennison
01/01/2000 to 12/31/2000	$18.82	$15.46	923
01/01/2001 to 12/31/2001	$15.46	$12.59	1,678
01/01/2002 to 12/31/2002	$12.59	$8.47	1,832
01/01/2003 to 12/31/2003	$8.47	$9.94	—

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

SMALL PLAN CONTRACT—(Continued)

(CONDENSED FINANCIAL INFORMATION)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of 1.05%*

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Money Market
01/01/2000 to 12/31/2000	$10.89	$11.42	1,501
01/01/2001 to 12/31/2001	$11.42	$11.75	16,727
01/01/2002 to 12/31/2002	$11.75	$11.79	16,764
01/01/2003 to 12/31/2003	$11.79	$11.77	—

Prudential Series Fund Stock Index
01/01/2000 to 12/31/2000	$15.54	$14.12	10,017
01/01/2001 to 12/31/2001	$14.12	$12.28	11,260
01/01/2002 to 12/31/2002	$12.28	$9.34	10,999
01/01/2003 to 12/31/2003	$9.34	$10.63	—

Prudential Series Fund Value
01/01/2000 to 12/31/2000	$11.23	$12.94	689
01/01/2001 to 12/31/2001	$12.94	$12.49	927
01/01/2002 to 12/31/2002	$12.49	$9.57	1,276
01/01/2003 to 12/31/2003	$9.57	$10.65	—

AIM V.I. Core Equity
01/01/2000 to 12/31/2000	$16.37	$14.07	340
01/01/2001 to 12/31/2001	$14.07	$10.67	479
01/01/2002 to 12/31/2002	$10.67	$8.79	655
01/01/2003 to 12/31/2003	$8.79	$9.46	—

AIM V.I. Premier Equity (Closed in 2006)
01/01/2000 to 12/31/2000	$16.60	$14.08	11,248
01/01/2001 to 12/31/2001	$14.08	$12.22	3,998
01/01/2002 to 12/31/2002	$12.22	$8.34	3,745
01/01/2003 to 12/31/2003	$8.34	$9.77	—

Credit Suisse Trust International Equity Flex II formerly, Credit Suisse Global Small Cap
01/01/2000 to 12/31/2000	$17.15	$13.91	587
01/01/2001 to 12/31/2001	$13.91	$9.71	1,403
01/01/2002 to 12/31/2002	$9.71	$6.29	2,389
01/01/2003 to 12/31/2003	$6.29	$7.91	—

Janus Aspen Overseas formerly, Janus Aspen International Growth
01/01/2000 to 12/31/2000	$19.69	$16.31	3,242
01/01/2001 to 12/31/2001	$16.31	$12.38	1,467
01/01/2002 to 12/31/2002	$12.38	$9.12	1,762
01/01/2003 to 12/31/2003	$9.12	$9.98	—

Janus Aspen Janus formerly, Janus Aspen Large Cap Growth
01/01/2000 to 12/31/2000	$18.91	$16.28	973
01/01/2001 to 12/31/2001	$16.28	$12.02	1,854
01/01/2002 to 12/31/2002	$12.02	$8.62	2,598
01/01/2003 to 12/31/2003	$8.62	$9.98	—

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

SMALL PLAN CONTRACT—(Continued)

(CONDENSED FINANCIAL INFORMATION)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of 1.05%*

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

MFS Growth
01/01/2000 to 12/31/2000	$23.04	$18.59	10,319
01/01/2001 to 12/31/2001	$18.59	$12.18	5,403
01/01/2002 to 12/31/2002	$12.18	$7.87	5,506
01/01/2003 to 12/31/2003	$7.87	$9.49	—

MFS Research
01/01/2000 to 12/31/2000	$14.45	$13.77	97
01/01/2001 to 12/31/2001	$13.77	$10.67	228
01/01/2002 to 12/31/2002	$10.67	$7.88	600
01/01/2003 to 12/31/2003	$7.88	$8.88	—

Premier VIT OpCap Managed
01/01/2000 to 12/31/2000	$11.18	$12.10	344
01/01/2001 to 12/31/2001	$12.10	$11.40	522
01/01/2002 to 12/31/2002	$11.40	$9.31	619
01/01/2003 to 12/31/2003	$9.31	$10.19	—

Premier VIT NACM Small Cap formerly, Premier VIT OpCap Small Cap
01/01/2000 to 12/31/2000	$8.89	$12.78	233
01/01/2001 to 12/31/2001	$12.78	$13.64	178
01/01/2002 to 12/31/2002	$13.64	$10.50	299
01/01/2003 to 12/31/2003	$10.50	$12.88	—

T. Rowe Price Equity Income
01/01/2000 to 12/31/2000	$11.63	$13.15	238
01/01/2001 to 12/31/2001	$13.15	$13.10	346
01/01/2002 to 12/31/2002	$13.10	$11.19	396
01/01/2003 to 12/31/2003	$11.19	$12.33	—

T. Rowe Price International Stock
01/01/2000 to 12/31/2000	$13.45	$10.84	496
01/01/2001 to 12/31/2001	$10.84	$8.35	881
01/01/2002 to 12/31/2002	$8.35	$6.77	1,195
01/01/2003 to 12/31/2003	$6.77	$7.35	—

*	Since December 31, 2003, there have been no active Small Plan Contracts that invest at this charge level and no Accumulation Units outstanding for such contracts. Therefore, unit values have not been calculated at this charge level for periods after December 31, 2003.

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

CONTRACTS OTHER THAN SMALL PLAN CONTRACT

(CONDENSED FINANCIAL INFORMATION)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .85%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Conservative Balanced
01/01/2000 to 12/31/2000	$11.73	$11.56	302,251
01/01/2001 to 12/31/2001	$11.56	$11.21	318,311
01/01/2002 to 12/31/2002	$11.21	$10.10	312,606
01/01/2003 to 12/31/2003	$10.10	$11.88	334,020
01/01/2004 to 12/31/2004	$11.88	$12.71	347,573
01/01/2005 to 12/31/2005	$12.71	$13.01	331,741
01/01/2006 to 12/31/2006	$13.01	$14.23	324,266
01/01/2007 to 12/31/2007	$14.23	$14.95	342,465
01/01/2008 to 12/31/2008	$14.95	$11.63	326,541
01/01/2009 to 12/31/2009	$11.63	$13.82	329,927

Prudential Series Fund Diversified Bond
01/01/2000 to 12/31/2000	$10.50	$11.41	157,705
01/01/2001 to 12/31/2001	$11.41	$12.08	270,078
01/01/2002 to 12/31/2002	$12.08	$12.81	316,624
01/01/2003 to 12/31/2003	$12.81	$13.63	339,564
01/01/2004 to 12/31/2004	$13.63	$14.25	339,172
01/01/2005 to 12/31/2005	$14.25	$14.57	380,968
01/01/2006 to 12/31/2006	$14.57	$15.14	368,180
01/01/2007 to 12/31/2007	$15.14	$15.85	358,596
01/01/2008 to 12/31/2008	$15.85	$15.15	343,704
01/01/2009 to 12/31/2009	$15.15	$18.08	344,396

Prudential Series Fund Equity
01/01/2000 to 12/31/2000	$12.21	$12.48	1,454,168
01/01/2001 to 12/31/2001	$12.48	$10.98	1,533,228
01/01/2002 to 12/31/2002	$10.98	$8.44	1,451,531
01/01/2003 to 12/31/2003	$8.44	$11.00	1,353,826
01/01/2004 to 12/31/2004	$11.00	$11.97	1,268,756
01/01/2005 to 12/31/2005	$11.97	$13.21	1,167,342
01/01/2006 to 12/31/2006	$13.21	$14.73	1,031,478
01/01/2007 to 12/31/2007	$14.73	$15.94	965,938
01/01/2008 to 12/31/2008	$15.94	$9.76	902,182
01/01/2009 to 12/31/2009	$9.76	$13.35	854,217

Prudential Series Fund Flexible Managed
01/01/2000 to 12/31/2000	$11.64	$11.36	351,407
01/01/2001 to 12/31/2001	$11.36	$10.60	379,851
01/01/2002 to 12/31/2002	$10.60	$9.16	393,604
01/01/2003 to 12/31/2003	$9.16	$11.22	416,220
01/01/2004 to 12/31/2004	$11.22	$12.31	408,527
01/01/2005 to 12/31/2005	$12.31	$12.69	398,076
01/01/2006 to 12/31/2006	$12.69	$14.10	361,195
01/01/2007 to 12/31/2007	$14.10	$14.84	331,898

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

CONTRACTS OTHER THAN SMALL PLAN CONTRACT—(Continued)

(CONDENSED FINANCIAL INFORMATION)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .85%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
01/01/2008 to 12/31/2008	$14.84	$11.05	316,373
01/01/2009 to 12/31/2009	$11.05	$13.12	274,920

Prudential Series Fund Global
01/01/2000 to 12/31/2000	$16.27	$13.26	261,996
01/01/2001 to 12/31/2001	$13.26	$10.81	277,037
01/01/2002 to 12/31/2002	$10.81	$8.01	275,503
01/01/2003 to 12/31/2003	$8.01	$10.64	292,309
01/01/2004 to 12/31/2004	$10.64	$11.54	270,104
01/01/2005 to 12/31/2005	$11.54	$13.26	255,400
01/01/2006 to 12/31/2006	$13.26	$15.71	240,690
01/01/2007 to 12/31/2007	$15.71	$17.18	239,021
01/01/2008 to 12/31/2008	$17.18	$9.71	223,266
01/01/2009 to 12/31/2009	$9.71	$12.63	222,719

Prudential Series Fund Government Income
01/01/2000 to 12/31/2000	$10.69	$11.94	75,262
01/01/2001 to 12/31/2001	$11.94	$12.77	115,455
01/01/2002 to 12/31/2002	$12.77	$14.17	267,515
01/01/2003 to 12/31/2003	$14.17	$14.38	282,917
01/01/2004 to 12/31/2004	$14.38	$14.68	271,086
01/01/2005 to 12/31/2005	$14.68	$14.90	266,614
01/01/2006 to 12/31/2006	$14.90	$15.30	244,326
01/01/2007 to 12/31/2007	$15.30	$16.01	240,656
01/01/2008 to 12/31/2008	$16.01	$16.54	259,548
01/01/2009 to 12/31/2009	$16.54	$17.63	259,601

Prudential Series Fund High Yield Bond
01/01/2000 to 12/31/2000	$10.38	$9.47	66,150
01/01/2001 to 12/31/2001	$9.47	$9.33	84,528
01/01/2002 to 12/31/2002	$9.33	$9.38	87,391
01/01/2003 to 12/31/2003	$9.38	$11.61	142,408
01/01/2004 to 12/31/2004	$11.61	$12.68	148,067
01/01/2005 to 12/31/2005	$12.68	$12.98	157,622
01/01/2006 to 12/31/2006	$12.98	$14.17	157,830
01/01/2007 to 12/31/2007	$14.17	$14.40	165,441
01/01/2008 to 12/31/2008	$14.40	$11.08	156,591
01/01/2009 to 12/31/2009	$11.08	$16.14	190,546

Prudential Series Fund Jennison
01/01/2000 to 12/31/2000	$18.91	$15.47	773,331
01/01/2001 to 12/31/2001	$15.47	$12.52	909,515
01/01/2002 to 12/31/2002	$12.52	$8.56	995,244
01/01/2003 to 12/31/2003	$8.56	$11.04	1,074,781
01/01/2004 to 12/31/2004	$11.04	$11.98	1,055,452
01/01/2005 to 12/31/2005	$11.98	$13.59	991,850

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

CONTRACTS OTHER THAN SMALL PLAN CONTRACT—(Continued)

(CONDENSED FINANCIAL INFORMATION)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .85%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
01/01/2006 to 12/31/2006	$13.59	$13.70	916,091
01/01/2007 to 12/31/2007	$13.70	$15.19	855,529
01/01/2008 to 12/31/2008	$15.19	$9.43	796,683
01/01/2009 to 12/31/2009	$9.43	$13.36	751,590

Prudential Series Fund Money Market
01/01/2000 to 12/31/2000	$10.94	$11.51	238,181
01/01/2001 to 12/31/2001	$11.51	$11.86	226,026
01/01/2002 to 12/31/2002	$11.86	$11.92	271,995
01/01/2003 to 12/31/2003	$11.92	$11.90	259,361
01/01/2004 to 12/31/2004	$11.90	$11.90	259,980
01/01/2005 to 12/31/2005	$11.90	$12.12	303,385
01/01/2006 to 12/31/2006	$12.12	$12.57	341,763
01/01/2007 to 12/31/2007	$12.57	$13.08	398,406
01/01/2008 to 12/31/2008	$13.08	$13.29	435,894
01/01/2009 to 12/31/2009	$13.29	$13.21	377,052

Prudential Series Fund Stock Index
01/01/2000 to 12/31/2000	$15.62	$14.07	1,266,223
01/01/2001 to 12/31/2001	$14.07	$12.25	1,410,925
01/01/2002 to 12/31/2002	$12.25	$9.44	1,516,797
01/01/2003 to 12/31/2003	$9.44	$11.98	1,593,490
01/01/2004 to 12/31/2004	$11.98	$13.10	1,498,013
01/01/2005 to 12/31/2005	$13.10	$13.55	1,402,158
01/01/2006 to 12/31/2006	$13.55	$15.51	1,270,828
01/01/2007 to 12/31/2007	$15.51	$16.14	1,181,384
01/01/2008 to 12/31/2008	$16.14	$10.07	1,130,201
01/01/2009 to 12/31/2009	$10.07	$12.58	1,053,264

Prudential Series Fund Value
01/01/2000 to 12/31/2000	$11.29	$12.92	157,912
01/01/2001 to 12/31/2001	$12.92	$12.52	217,738
01/01/2002 to 12/31/2002	$12.52	$9.67	266,538
01/01/2003 to 12/31/2003	$9.67	$12.27	304,890
01/01/2004 to 12/31/2004	$12.27	$14.13	350,440
01/01/2005 to 12/31/2005	$14.13	$16.32	394,862
01/01/2006 to 12/31/2006	$16.32	$19.38	417,258
01/01/2007 to 12/31/2007	$19.38	$19.80	427,894
01/01/2008 to 12/31/2008	$19.80	$11.31	414,468
01/01/2009 to 12/31/2009	$11.31	$15.89	385,494

AIM V.I. Core Equity
01/01/2000 to 12/31/2000	$16.45	$13.92	434,583
01/01/2001 to 12/31/2001	$13.92	$10.63	497,662
01/01/2002 to 12/31/2002	$10.63	$8.89	519,606
01/01/2003 to 12/31/2003	$8.89	$10.95	534,675

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

CONTRACTS OTHER THAN SMALL PLAN CONTRACT—(Continued)

(CONDENSED FINANCIAL INFORMATION)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .85%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
01/01/2004 to 12/31/2004	$10.95	$11.81	511,513
01/01/2005 to 12/31/2005	$11.81	$12.32	433,458
01/01/2006 to 12/31/2006	$12.32	$14.27	789,063
01/01/2007 to 12/31/2007	$14.27	$15.27	714,973
01/01/2008 to 12/31/2008	$15.27	$10.56	663,907
01/01/2009 to 12/31/2009	$10.56	$13.42	603,943

AIM V.I. Premier Equity (Closed in 2006)
01/01/2000 to 12/31/2000	$16.68	$14.10	461,578
01/01/2001 to 12/31/2001	$14.10	$12.20	544,688
01/01/2002 to 12/31/2002	$12.20	$8.43	598,293
01/01/2003 to 12/31/2003	$8.43	$10.44	612,388
01/01/2004 to 12/31/2004	$10.44	$10.93	578,898
01/01/2005 to 12/31/2005	$10.93	$11.43	502,990
01/01/2006 to 12/31/2006	$11.43	—	—

Credit Suisse Trust International Equity Flex II formerly, Credit Suisse Global Small Cap
01/01/2000 to 12/31/2000	$17.23	$13.81	119,358
01/01/2001 to 12/31/2001	$13.81	$9.76	123,891
01/01/2002 to 12/31/2002	$9.76	$6.36	142,665
01/01/2003 to 12/31/2003	$6.36	$9.30	164,954
01/01/2004 to 12/31/2004	$9.30	$10.86	168,569
01/01/2005 to 12/31/2005	$10.86	$12.49	163,769
01/01/2006 to 12/31/2006	$12.49	$14.00	173,890
01/01/2007 to 12/31/2007	$14.00	$13.31	157,579
01/01/2008 to 12/31/2008	$13.31	$7.02	164,530
01/01/2009 to 12/11/2009	$7.02	$9.07	—

Credit Suisse Trust International Equity Flex III
12/11/2009* to 12/31/2009	$9.07	$9.16	164,381

Janus Aspen Overseas formerly, Janus Aspen International Growth
01/01/2000 to 12/31/2000	$19.79	$16.47	551,652
01/01/2001 to 12/31/2001	$16.47	$12.52	632,016
01/01/2002 to 12/31/2002	$12.52	$9.22	686,039
01/01/2003 to 12/31/2003	$9.22	$12.32	702,757
01/01/2004 to 12/31/2004	$12.32	$14.51	675,840
01/01/2005 to 12/31/2005	$14.51	$19.00	659,462
01/01/2006 to 12/31/2006	$19.00	$27.66	717,076
01/01/2007 to 12/31/2007	$27.66	$35.14	696,320
01/01/2008 to 12/31/2008	$35.14	$16.66	644,830
01/01/2009 to 12/31/2009	$16.66	$29.62	610,668

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

CONTRACTS OTHER THAN SMALL PLAN CONTRACT—(Continued)

(CONDENSED FINANCIAL INFORMATION)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .85%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Janus Aspen Janus formerly, Janus Aspen Large Cap Growth
01/01/2000 to 12/31/2000	$19.01	$16.07	971,747
01/01/2001 to 12/31/2001	$16.07	$11.98	1,080,734
01/01/2002 to 12/31/2002	$11.98	$8.72	1,078,470
01/01/2003 to 12/31/2003	$8.72	$11.37	1,085,140
01/01/2004 to 12/31/2004	$11.37	$11.77	991,089
01/01/2005 to 12/31/2005	$11.77	$12.15	885,027
01/01/2006 to 12/31/2006	$12.15	$13.40	800,810
01/01/2007 to 12/31/2007	$13.40	$15.27	753,293
01/01/2008 to 12/31/2008	$15.27	$9.11	708,102
01/01/2009 to 12/31/2009	$9.11	$12.30	663,273

MFS Growth
01/01/2000 to 12/31/2000	$23.15	$18.43	443,945
01/01/2001 to 12/31/2001	$18.43	$12.14	515,877
01/01/2002 to 12/31/2002	$12.14	$7.96	573,772
01/01/2003 to 12/31/2003	$7.96	$10.26	659,587
01/01/2004 to 12/31/2004	$10.26	$11.48	608,295
01/01/2005 to 12/31/2005	$11.48	$12.41	546,767
01/01/2006 to 12/31/2006	$12.41	$13.26	507,738
01/01/2007 to 12/31/2007	$13.26	$15.90	491,022
01/01/2008 to 12/31/2008	$15.90	$9.85	488,806
01/01/2009 to 12/31/2009	$9.85	$13.43	445,658

MFS Research
01/01/2000 to 12/31/2000	$14.52	$13.68	102,656
01/01/2001 to 12/31/2001	$13.68	$10.67	132,489
01/01/2002 to 12/31/2002	$10.67	$7.97	141,156
01/01/2003 to 12/31/2003	$7.97	$9.84	157,635
01/01/2004 to 12/31/2004	$9.84	$11.29	154,564
01/01/2005 to 12/31/2005	$11.29	$12.05	137,133
01/01/2006 to 12/31/2006	$12.05	$13.18	119,697
01/01/2007 to 12/31/2007	$13.18	$14.77	117,758
01/01/2008 to 12/31/2008	$14.77	$9.35	112,188
01/01/2009 to 12/31/2009	$9.35	$12.08	109,792

Premier VIT OpCap Managed
01/01/2000 to 12/31/2000	$11.18	$12.15	75,083
01/01/2001 to 12/31/2001	$12.15	$11.43	105,480
01/01/2002 to 12/31/2002	$11.43	$9.41	130,863
01/01/2003 to 12/31/2003	$9.41	$11.34	166,896
01/01/2004 to 12/31/2004	$11.34	$12.44	179,626
01/01/2005 to 12/31/2005	$12.44	$12.97	212,048
01/01/2006 to 12/31/2006	$12.97	$14.08	226,284

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

CONTRACTS OTHER THAN SMALL PLAN CONTRACT—(Continued)

(CONDENSED FINANCIAL INFORMATION)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .85%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
01/01/2007 to 12/31/2007	$14.08	$14.35	217,620
01/01/2008 to 12/31/2008	$14.35	$10.11	209,415
01/01/2009 to 12/31/2009	$10.11	$12.33	195,760

Premier VIT NACM Small Cap formerly, Premier VIT OpCap Small Cap
01/01/2000 to 12/31/2000	$8.94	$12.75	82,413
01/01/2001 to 12/31/2001	$12.75	$13.68	150,562
01/01/2002 to 12/31/2002	$13.68	$10.61	216,660
01/01/2003 to 12/31/2003	$10.61	$14.99	268,803
01/01/2004 to 12/31/2004	$14.99	$17.50	317,952
01/01/2005 to 12/31/2005	$17.50	$17.33	292,728
01/01/2006 to 12/31/2006	$17.33	$21.29	299,318
01/01/2007 to 12/31/2007	$21.29	$21.21	302,991
01/01/2008 to 12/31/2008	$21.21	$12.25	291,830
01/01/2009 to 12/31/2009	$12.25	$14.02	311,542

T. Rowe Price Equity Income
01/01/2000 to 12/31/2000	$11.69	$13.09	123,371
01/01/2001 to 12/31/2001	$13.09	$13.15	194,085
01/01/2002 to 12/31/2002	$13.15	$11.31	284,687
01/01/2003 to 12/31/2003	$11.31	$14.05	364,477
01/01/2004 to 12/31/2004	$14.05	$15.99	469,675
01/01/2005 to 12/31/2005	$15.99	$16.45	534,504
01/01/2006 to 12/31/2006	$16.45	$19.38	552,191
01/01/2007 to 12/31/2007	$19.38	$19.81	559,007
01/01/2008 to 12/31/2008	$19.81	$12.53	500,794
01/01/2009 to 12/31/2009	$12.53	$15.59	475,101

T. Rowe Price International Stock
01/01/2000 to 12/31/2000	$13.51	$10.99	36,679
01/01/2001 to 12/31/2001	$10.99	$8.46	54,084
01/01/2002 to 12/31/2002	$8.46	$6.85	7,044
01/01/2003 to 12/31/2003	$6.85	$8.85	78,281
01/01/2004 to 12/31/2004	$8.85	$9.97	87,363
01/01/2005 to 12/31/2005	$9.97	$11.45	103,729
01/01/2006 to 12/31/2006	$11.45	$13.50	120,605
01/01/2007 to 12/31/2007	$13.50	$15.11	145,977
01/01/2008 to 12/31/2008	$15.11	$7.67	153,768
01/01/2009 to 12/31/2009	$7.67	$11.58	153,668

*	Date that Portfolio was first offered in this product

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

CONTRACTS OTHER THAN SMALL PLAN CONTRACT

(CONDENSED FINANCIAL INFORMATION)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .70%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Conservative Balanced
03/22/2000 to 12/31/2000	$11.85	$11.57	2,362
01/01/2001 to 12/31/2001	$11.57	$11.24	7,775
01/01/2002 to 12/31/2002	$11.24	$10.14	22,224
01/01/2003 to 12/31/2003	$10.14	$11.95	41,570
01/01/2004 to 12/31/2004	$11.95	$12.80	36,816
01/01/2005 to 12/31/2005	$12.80	$13.12	15,355
01/01/2006 to 12/31/2006	$13.12	$14.37	14,978
01/01/2007 to 12/31/2007	$14.37	$15.12	12,551
01/01/2008 to 12/31/2008	$15.12	$11.79	12,648
01/01/2009 to 12/31/2009	$11.79	$14.02	12,353

Prudential Series Fund Diversified Bond
03/22/2000 to 12/31/2000	$10.70	$11.42	561
01/01/2001 to 12/31/2001	$11.42	$12.11	31,813
01/01/2002 to 12/31/2002	$12.11	$12.86	73,947
01/01/2003 to 12/31/2003	$12.86	$13.71	113,590
01/01/2004 to 12/31/2004	$13.71	$14.35	104,405
01/01/2005 to 12/31/2005	$14.35	$14.70	35,086
01/01/2006 to 12/31/2006	$14.70	$15.30	34,518
01/01/2007 to 12/31/2007	$15.30	$16.04	30,071
01/01/2008 to 12/31/2008	$16.04	$15.35	23,750
01/01/2009 to 12/31/2009	$15.35	$18.34	24,299

Prudential Series Fund Equity
03/22/2000 to 12/31/2000	$11.33	$12.50	1,548
01/01/2001 to 12/31/2001	$12.50	$11.01	5,921
01/01/2002 to 12/31/2002	$11.01	$8.47	10,011
01/01/2003 to 12/31/2003	$8.47	$11.06	16,584
01/01/2004 to 12/31/2004	$11.06	$12.06	9,244
01/01/2005 to 12/31/2005	$12.06	$13.33	4,863
01/01/2006 to 12/31/2006	$13.33	$14.88	12,351
01/01/2007 to 12/31/2007	$14.88	$16.13	8,263
01/01/2008 to 12/31/2008	$16.13	$9.89	10,223
01/01/2009 to 12/31/2009	$9.89	$13.55	12,626

Prudential Series Fund Flexible Managed
03/22/2000 to 12/31/2000	$11.60	$11.37	3,198
01/01/2001 to 12/31/2001	$11.37	$10.63	15,284
01/01/2002 to 12/31/2002	$10.63	$9.20	25,631
01/01/2003 to 12/31/2003	$9.20	$11.29	37,625
01/01/2004 to 12/31/2004	$11.29	$12.39	30,535
01/01/2005 to 12/31/2005	$12.39	$12.80	14,445
01/01/2006 to 12/31/2006	$12.80	$14.24	14,765
01/01/2007 to 12/31/2007	$14.24	$15.02	12,760

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

CONTRACTS OTHER THAN SMALL PLAN CONTRACT—(Continued)

(CONDENSED FINANCIAL INFORMATION)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .70%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
01/01/2008 to 12/31/2008	$15.02	$11.19	12,415
01/01/2009 to 12/31/2009	$11.19	$13.31	11,248

Prudential Series Fund Global
03/22/2000 to 12/31/2000	$17.93	$13.27	7,939
01/01/2001 to 12/31/2001	$13.27	$10.84	9,627
01/01/2002 to 12/31/2002	$10.84	$8.05	12,849
01/01/2003 to 12/31/2003	$8.05	$10.70	16,495
01/01/2004 to 12/31/2004	$10.70	$11.62	15,666
01/01/2005 to 12/31/2005	$11.62	$13.38	6,913
01/01/2006 to 12/31/2006	$13.38	$15.87	3,277
01/01/2007 to 12/31/2007	$15.87	$17.38	2,403
01/01/2008 to 12/31/2008	$17.38	$9.84	2,884
01/01/2009 to 12/31/2009	$9.84	$12.82	3,873

Prudential Series Fund Government Income
03/22/2000 to 12/31/2000	$10.92	$11.95	168
01/01/2001 to 12/31/2001	$11.95	$12.81	31,687
01/01/2002 to 12/31/2002	$12.81	$14.23	104,163
01/01/2003 to 12/31/2003	$14.23	$14.46	127,403
01/01/2004 to 12/31/2004	$14.46	$14.78	113,531
01/01/2005 to 12/31/2005	$14.78	$15.03	44,398
01/01/2006 to 12/31/2006	$15.03	$15.46	39,319
01/01/2007 to 12/31/2007	$15.46	$16.20	29,200
01/01/2008 to 12/31/2008	$16.20	$16.75	26,057
01/01/2009 to 12/31/2009	$16.75	$17.89	26,036

Prudential Series Fund High Yield Bond
03/22/2000 to 12/31/2000	$10.39	$9.48	354
01/01/2001 to 12/31/2001	$9.48	$9.36	14,967
01/01/2002 to 12/31/2002	$9.36	$9.42	66,960
01/01/2003 to 12/31/2003	$9.42	$11.67	118,534
01/01/2004 to 12/31/2004	$11.67	$12.77	81,699
01/01/2005 to 12/31/2005	$12.77	$13.09	32,867
01/01/2006 to 12/31/2006	$13.09	$14.31	31,389
01/01/2007 to 12/31/2007	$14.31	$14.56	30,513
01/01/2008 to 12/31/2008	$14.56	$11.22	27,486
01/01/2009 to 12/31/2009	$11.22	$16.38	28,735

Prudential Series Fund Jennison
03/22/2000 to 12/31/2000	$21.69	$15.49	140,154
01/01/2001 to 12/31/2001	$15.49	$12.55	298,456
01/01/2002 to 12/31/2002	$12.55	$8.60	492,247
01/01/2003 to 12/31/2003	$8.60	$11.10	623,983
01/01/2004 to 12/31/2004	$11.10	$12.07	485,113
01/01/2005 to 12/31/2005	$12.07	$13.71	248,222

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

CONTRACTS OTHER THAN SMALL PLAN CONTRACT—(Continued)

(CONDENSED FINANCIAL INFORMATION)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .70%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
01/01/2006 to 12/31/2006	$13.71	$13.84	229,202
01/01/2007 to 12/31/2007	$13.84	$15.37	171,241
01/01/2008 to 12/31/2008	$15.37	$9.56	166,063
01/01/2009 to 12/31/2009	$9.56	$13.55	164,375

Prudential Series Fund Money Market
03/22/2000 to 12/31/2000	$11.05	$11.52	14,789
01/01/2001 to 12/31/2001	$11.52	$11.89	22,232
01/01/2002 to 12/31/2002	$11.89	$11.97	33,040
01/01/2003 to 12/31/2003	$11.97	$11.97	42,537
01/01/2004 to 12/31/2004	$11.97	$11.99	26,712
01/01/2005 to 12/31/2005	$11.99	$12.23	16,872
01/01/2006 to 12/31/2006	$12.23	$12.70	14,774
01/01/2007 to 12/31/2007	$12.70	$13.23	9,117
01/01/2008 to 12/31/2008	$13.23	$13.47	26,160
01/01/2009 to 12/31/2009	$13.47	$13.41	20,072

Prudential Series Fund Stock Index
03/22/2000 to 12/31/2000	$16.37	$14.46	84,943
01/01/2001 to 12/31/2001	$14.46	$12.61	192,008
01/01/2002 to 12/31/2002	$12.61	$9.73	260,750
01/01/2003 to 12/31/2003	$9.73	$12.36	323,348
01/01/2004 to 12/31/2004	$12.36	$13.54	250,569
01/01/2005 to 12/31/2005	$13.54	$14.03	94,103
01/01/2006 to 12/31/2006	$14.03	$16.08	87,407
01/01/2007 to 12/31/2007	$16.08	$16.75	75,265
01/01/2008 to 12/31/2008	$16.75	$10.48	54,551
01/01/2009 to 12/31/2009	$10.48	$13.10	51,946

Prudential Series Fund Value
03/22/2000 to 12/31/2000	$10.34	$12.93	2,843
01/01/2001 to 12/31/2001	$12.93	$12.56	19,353
01/01/2002 to 12/31/2002	$12.56	$9.71	36,045
01/01/2003 to 12/31/2003	$9.71	$12.34	58,353
01/01/2004 to 12/31/2004	$12.34	$14.23	61,808
01/01/2005 to 12/31/2005	$14.23	$16.46	17,885
01/01/2006 to 12/31/2006	$16.46	$19.57	20,493
01/01/2007 to 12/31/2007	$19.57	$20.03	32,431
01/01/2008 to 12/31/2008	$20.03	$11.46	34,210
01/01/2009 to 12/31/2009	$11.46	$16.13	37,393

AIM V.I. Core Equity
03/22/2000 to 12/31/2000	$18.04	$13.93	75,019
01/01/2001 to 12/31/2001	$13.93	$10.66	159,937
01/01/2002 to 12/31/2002	$10.66	$8.92	180,816
01/01/2003 to 12/31/2003	$8.92	$11.01	208,545

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

CONTRACTS OTHER THAN SMALL PLAN CONTRACT—(Continued)

(CONDENSED FINANCIAL INFORMATION)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .70%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
01/01/2004 to 12/31/2004	$11.01	$11.90	148,299
01/01/2005 to 12/31/2005	$11.90	$12.42	68,154
01/01/2006 to 12/31/2006	$12.42	$14.41	97,356
01/01/2007 to 12/31/2007	$14.41	$15.45	87,220
01/01/2008 to 12/31/2008	$15.45	$10.70	80,956
01/01/2009 to 12/31/2009	$10.70	$13.61	78,901

AIM V.I. Premier Equity (Closed in 2006)
03/22/2000 to 12/31/2000	$18.34	$14.11	62,899
01/01/2001 to 12/31/2001	$14.11	$12.24	124,307
01/01/2002 to 12/31/2002	$12.24	$8.46	143,079
01/01/2003 to 12/31/2003	$8.46	$10.49	171,707
01/01/2004 to 12/31/2004	$10.49	$11.01	119,608
01/01/2005 to 12/31/2005	$11.01	$11.53	44,111
01/01/2006 to 12/31/2006	$11.53	—	—

Credit Suisse Trust International Equity Flex II formerly, Credit Suisse Global Small Cap
03/22/2000 to 12/31/2000	$20.88	$13.82	47,930
01/01/2001 to 12/31/2001	$13.82	$9.78	125,306
01/01/2002 to 12/31/2002	$9.78	$6.39	211,489
01/01/2003 to 12/31/2003	$6.39	$9.35	283,289
01/01/2004 to 12/31/2004	$9.35	$10.94	231,956
01/01/2005 to 12/31/2005	$10.94	$12.60	119,889
01/01/2006 to 12/31/2006	$12.60	$14.14	110,019
01/01/2007 to 12/31/2007	$14.14	$13.47	83,557
01/01/2008 to 12/31/2008	$13.47	$7.11	76,292
01/01/2009 to 12/11/2009	$7.11	$9.20	—

Credit Suisse Trust International Equity Flex III
12/11/2009* to 12/31/2009	$9.20	$9.30	76,284

Janus Aspen Overseas formerly, Janus Aspen International Growth
03/22/2000 to 12/31/2000	$23.45	$16.49	61,204
01/01/2001 to 12/31/2001	$16.49	$12.55	157,277
01/01/2002 to 12/31/2002	$12.55	$9.26	237,271
01/01/2003 to 12/31/2003	$9.26	$12.39	296,802
01/01/2004 to 12/31/2004	$12.39	$14.61	233,518
01/01/2005 to 12/31/2005	$14.61	$19.17	112,600
01/01/2006 to 12/31/2006	$19.17	$27.94	107,480
01/01/2007 to 12/31/2007	$27.94	$35.55	89,675
01/01/2008 to 12/31/2008	$35.55	$16.88	81,019
01/01/2009 to 12/31/2009	$16.88	$30.05	79,338

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

CONTRACTS OTHER THAN SMALL PLAN CONTRACT—(Continued)

(CONDENSED FINANCIAL INFORMATION)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .70%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Janus Aspen Janus formerly, Janus Aspen Large Cap Growth
03/22/2000 to 12/31/2000	$20.99	$16.09	121,963
01/01/2001 to 12/31/2001	$16.09	$12.01	303,201
01/01/2002 to 12/31/2002	$12.01	$8.75	399,112
01/01/2003 to 12/31/2003	$8.75	$11.44	475,097
01/01/2004 to 12/31/2004	$11.44	$11.85	386,747
01/01/2005 to 12/31/2005	$11.85	$12.25	163,000
01/01/2006 to 12/31/2006	$12.25	$13.53	115,887
01/01/2007 to 12/31/2007	$13.53	$15.45	103,683
01/01/2008 to 12/31/2008	$15.45	$9.23	103,012
01/01/2009 to 12/31/2009	$9.23	$12.48	104,786

MFS Growth
03/22/2000 to 12/31/2000	$26.65	$18.45	66,053
01/01/2001 to 12/31/2001	$18.45	$12.17	167,122
01/01/2002 to 12/31/2002	$12.17	$7.99	214,555
01/01/2003 to 12/31/2003	$7.99	$10.32	266,722
01/01/2004 to 12/31/2004	$10.32	$11.56	210,096
01/01/2005 to 12/31/2005	$11.56	$12.52	103,594
01/01/2006 to 12/31/2006	$12.52	$13.39	81,543
01/01/2007 to 12/31/2007	$13.39	$16.09	60,723
01/01/2008 to 12/31/2008	$16.09	$9.98	61,073
01/01/2009 to 12/31/2009	$9.98	$13.63	60,657

MFS Research
03/22/2000 to 12/31/2000	$16.09	$13.70	18,369
01/01/2001 to 12/31/2001	$13.70	$10.69	40,783
01/01/2002 to 12/31/2002	$10.69	$8.00	52,339
01/01/2003 to 12/31/2003	$8.00	$9.90	56,429
01/01/2004 to 12/31/2004	$9.90	$11.37	41,492
01/01/2005 to 12/31/2005	$11.37	$12.15	19,416
01/01/2006 to 12/31/2006	$12.15	$13.31	14,715
01/01/2007 to 12/31/2007	$13.31	$14.94	14,076
01/01/2008 to 12/31/2008	$14.94	$9.47	17,093
01/01/2009 to 12/31/2009	$9.47	$12.26	16,926

Premier VIT OpCap Managed
03/22/2000 to 12/31/2000	$10.78	$12.16	3,912
01/01/2001 to 12/31/2001	$12.16	$11.47	52,688
01/01/2002 to 12/31/2002	$11.47	$9.45	62,989
01/01/2003 to 12/31/2003	$9.45	$11.41	77,420
01/01/2004 to 12/31/2004	$11.41	$12.53	57,596
01/01/2005 to 12/31/2005	$12.53	$13.08	21,916
01/01/2006 to 12/31/2006	$13.08	$14.22	13,797

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

CONTRACTS OTHER THAN SMALL PLAN CONTRACT—(Continued)

(CONDENSED FINANCIAL INFORMATION)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .70%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
01/01/2007 to 12/31/2007	$14.22	$14.52	6,567
01/01/2008 to 12/31/2008	$14.52	$10.25	6,794
01/01/2009 to 12/31/2009	$10.25	$12.51	7,199

Premier VIT NACM Small Cap formerly, Premier VIT OpCap Small Cap
03/22/2000 to 12/31/2000	$9.23	$12.77	8,447
01/01/2001 to 12/31/2001	$12.77	$13.72	100,678
01/01/2002 to 12/31/2002	$13.72	$10.66	228,160
01/01/2003 to 12/31/2003	$10.66	$15.08	309,753
01/01/2004 to 12/31/2004	$15.08	$17.62	298,111
01/01/2005 to 12/31/2005	$17.62	$17.48	118,441
01/01/2006 to 12/31/2006	$17.48	$21.51	92,283
01/01/2007 to 12/31/2007	$21.51	$21.45	78,966
01/01/2008 to 12/31/2008	$21.45	$12.42	55,995
01/01/2009 to 12/31/2009	$12.42	$14.23	59,996

T. Rowe Price Equity Income
03/22/2000 to 12/31/2000	$10.98	$13.10	12,608
01/01/2001 to 12/31/2001	$13.10	$13.18	138,954
01/01/2002 to 12/31/2002	$13.18	$11.36	361,964
01/01/2003 to 12/31/2003	$11.36	$14.13	523,697
01/01/2004 to 12/31/2004	$14.13	$16.10	520,583
01/01/2005 to 12/31/2005	$16.10	$16.59	201,714
01/01/2006 to 12/31/2006	$16.59	$19.58	178,406
01/01/2007 to 12/31/2007	$19.58	$20.05	134,880
01/01/2008 to 12/31/2008	$20.05	$12.70	102,740
01/01/2009 to 12/31/2009	$12.70	$15.82	103,301

T. Rowe Price International Stock
03/22/2000 to 12/31/2000	$13.45	$11.00	1,539
01/01/2001 to 12/31/2001	$11.00	$8.49	4,114
01/01/2002 to 12/31/2002	$8.49	$6.88	17,339
01/01/2003 to 12/31/2003	$6.88	$8.90	30,303
01/01/2004 to 12/31/2004	$8.90	$10.04	31,554
01/01/2005 to 12/31/2005	$10.04	$11.55	18,787
01/01/2006 to 12/31/2006	$11.55	$13.64	14,384
01/01/2007 to 12/31/2007	$13.64	$15.28	14,711
01/01/2008 to 12/31/2008	$15.28	$7.77	10,685
01/01/2009 to 12/31/2009	$7.77	$11.75	12,952

*	Date that Portfolio was first offered in this product

PRUDENTIAL RETIREMENT

30 Scranton Office Park

Scranton, PA 18507-1789

DISCOVERY SELECT

GROUP RETIREMENT ANNUITY

DISCOVERY SELECTSM is a service mark of The Prudential Insurance Company of America.

Discovery Select Group Retirement Annuity is a variable annuity issued by The Prudential Insurance Company of America, Newark, NJ. It is offered through these affiliated Prudential subsidiaries: Pruco Securities LLC; Prudential Investment Management Services LLC.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

751 Broad Street

Newark, NJ 07102-3777

DS.PU.003

Ed. 05/2010

PRESORTED

STANDARD

U.S. POSTAGE

PAID

PRUDENTIAL

STATEMENT OF ADDITIONAL INFORMATION	APRIL 30, 2010

DISCOVERY SELECT

GROUP RETIREMENT ANNUITY

DISCOVERY SELECT

GROUP VARIABLE ANNUITY CONTRACTS

ISSUED THROUGH

PRUDENTIAL DISCOVERY SELECT GROUP

VARIABLE CONTRACT ACCOUNT

The Prudential Insurance Company of America (“Prudential”) offers the DISCOVERY SELECTSM Group Variable Annuity Contracts for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 (the “Code”) and with non-qualified deferred compensation plans. Prudential is a subsidiary of Prudential Financial, Inc., a New Jersey insurance holding company. Contributions to the Contract made on behalf of a Participant may be invested in one or more of the 21 Subaccounts of the Prudential Discovery Select Group Variable Contract Account as well as the Guaranteed Interest Account. Each Subaccount is invested in a corresponding portfolio of The Prudential Series Fund; AIM Variable Insurance Funds (Invesco Variable Insurance Funds); AllianceBernstein Variable Products Series Fund, Inc.; Credit Suisse Trust; Janus Aspen Series; MFS® Variable Insurance Trust; T. Rowe Price Equity Series, Inc.; and T. Rowe Price International Series, Inc.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated April 30, 2010. Certain portions of that prospectus are incorporated by reference into this Statement of Additional Information. You may obtain a prospectus free of charge by calling 1-(877) 778-2100.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Prudential Retirement Service Center

30 Scranton Office Park

Scranton, PA 18507-1789

Telephone: 1-(877) 778-2100

2

DEFINITIONS

CONTRACTS – The group variable annuity contracts described in the Prospectus and offered for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code and with non-qualified annuity arrangements. One of such contracts is the Small Plan Contract described in the Prospectus.

FUNDS – The Prudential Series Fund; AIM Variable Insurance Funds (Invesco Variable Insurance Funds); AllianceBernstein Variable Products Series Fund, Inc.; Credit Suisse Trust; Janus Aspen Series; MFS® Variable Insurance Trust; T. Rowe Price Equity Series, Inc.; and T. Rowe Price International Series, Inc., available under the Contracts.

PARTICIPANT – A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract. “You” means the Participant.

PARTICIPANT ACCOUNT – An account established for each Participant to record the amount credited to the Participant under the Contract.

PARTICIPANT ACCOUNT VALUE – The dollar amount held in a Participant Account.

PRUDENTIAL – The Prudential Insurance Company of America. “We,” “us,” or “our” means Prudential. Prudential is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial).

PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT – A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust (the “Account”), invested through its Subaccounts in shares of the corresponding Funds.

SMALL PLAN CONTRACT – A type of Contract used exclusively with retirement plans qualified under Sections 401(k) or 401(a) of the Code that generally have 100 or fewer Participant.

SUBACCOUNT – A division of the Account, the assets of which are invested in shares of the corresponding Funds.

We set out other defined terms in the Prospectus.

3

OTHER CONTRACT PROVISIONS

Assignment

Unless contrary to applicable law, the right to any payment under the Contract is neither assignable nor subject to the claim of any creditor.

ADMINISTRATION

The assets of each Subaccount of the Discovery Account are invested in a corresponding Fund. The prospectus and the statement of additional information of each Fund describe the investment management and administration of that Fund.

Prudential generally is responsible for the administrative and recordkeeping functions of the Discovery Account and pays the expenses associated with it. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

Prudential is reimbursed for these administrative and recordkeeping expenses by the annual account charge and the daily charge against the assets of each Subaccount for administrative expenses.

EXPERTS

The consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 and the financial statements of The Prudential Discovery Select Group Variable Contract Account as of December 31, 2009 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, New York, 10017.

PRINCIPAL UNDERWRITER

Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc. offers the Contract on a continuous basis through corporate office and regional home office associated persons in those states in which contracts may be lawfully sold. It may also offer the Contract through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

During 2009, 2008 and 2007, $478,385, $609,658, and $701,643, respectively, was paid to PIMS for its services as principal underwriter with respect to the Contracts. PIMS retained none of those commissions.

As discussed in the prospectus, PIMS pays commissions to broker/dealers that sell the Contract according to one or more schedules, and also may pay non-cash compensation. In addition, PIMS may pay trail commissions to registered representatives who maintain an ongoing relationship with a contract owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.

PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCT

In an effort to promote the sale of our products (which may include the placement of Prudential and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services. To the extent permitted by the FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

4

The list below identifies three general types of payments that PIMS pays which are broadly defined as follows:

•

Percentage Payments based upon “Assets under Management” or “AUM”: This type of payment is a percentage payment that is based upon the total amount held in all Prudential products that were sold through the firm (or its affiliated broker-dealers).

•

Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Prudential products sold through the firm (or its affiliated broker-dealers).

•

Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of April 30, 2010) received payment of more than $10,000 under one more of these types of arrangements during the last calendar year or that have received or are expected to receive such payment during the current calendar year. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

Name of Firms:	Paradigm Equities, Inc.
Pruco Securities Corporation
WS Insurance Services, LLC.

DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a subaccount is determined by multiplying the number of shares of The Prudential Series Fund (the “Series Fund”) or other fund held by that subaccount by the net asset value of each share and adding the value of dividends declared, on the ex-date, by the Series Fund or other fund but not yet paid.

FINANCIAL STATEMENTS

The consolidated financial statements for Prudential and subsidiaries included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts. Also included herein are certain financial statements of the Account.

5

FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY SELECT GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Government Income Portfolio	Prudential Conservative Balanced Portfolio	Prudential Flexible Managed Portfolio
ASSETS
Investment in the portfolios, at value	$5,256,215	$6,679,195	$5,045,512	$4,735,984	$3,758,845
(Payable to)/Receivable from The Prudential Insurance Company of America	(5,065)	(7,831)	(1,874)	(2,423)	(1,740)

Net Assets	$5,251,150	$6,671,364	$5,043,638	$4,733,561	$3,757,105

NET ASSETS, representing:
Accumulation units	$5,251,150	$6,671,364	$5,043,638	$4,733,561	$3,757,105

	$5,251,150	$6,671,364	$5,043,638	$4,733,561	$3,757,105

Units outstanding	397,125	368,695	285,637	342,280	286,168

Portfolio shares held	525,622	598,494	425,423	323,275	263,224
Portfolio net asset value per share	$10.00	$11.16	$11.86	$14.65	$14.28
Investment in portfolio shares, at cost	$5,256,207	$6,403,343	$4,892,742	$4,401,907	$3,654,975

STATEMENT OF OPERATIONS For the period ended December 31, 2009
	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Government Income Portfolio	Prudential Conservative Balanced Portfolio	Prudential Flexible Managed Portfolio
INVESTMENT INCOME
Dividend income	$23,495	$290,155	$154,394	$156,277	$122,790

EXPENSES
Charges for administration, mortality and expense risk	56,112	59,803	48,204	40,974	34,280

NET INVESTMENT INCOME (LOSS)	(32,617)	230,352	106,190	115,303	88,510

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	104,101	16,998	0	0
Realized gain (loss) on shares redeemed	0	(9,954)	31,837	(78,770)	(294,902)
Net change in unrealized gain (loss) on investments	0	739,907	157,936	691,709	788,413

NET GAIN (LOSS) ON INVESTMENTS	0	834,054	206,771	612,939	493,511

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(32,617)	$1,064,406	$312,961	$728,242	$582,021

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Equity Portfolio	Prudential Jennison Portfolio	Prudential Global Portfolio

$3,549,206	$13,925,771	$6,731,442	$11,574,628	$12,267,358	$2,862,351

(2,928)	(203)	(1,689)	2,128	(1,215)	966

$3,546,278	$13,925,568	$6,729,753	$11,576,756	$12,266,143	$2,863,317

$3,546,278	$13,925,568	$6,729,753	$11,576,756	$12,266,143	$2,863,317

$3,546,278	$13,925,568	$6,729,753	$11,576,756	$12,266,143	$2,863,317

219,281	1,105,210	422,887	866,843	915,966	226,592

734,825	499,311	445,791	519,042	587,799	171,604
$4.83	$27.89	$15.10	$22.30	$20.87	$16.68
$3,330,983	$13,387,010	$7,239,860	$10,765,949	$9,339,258	$2,404,766

SUBACCOUNTS (Continued)
Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Equity Portfolio	Prudential Jennison Portfolio	Prudential Global Portfolio

$260,007	$349,512	$117,416	$165,697	$76,467	$71,337

26,758	119,979	55,194	96,747	100,812	24,039

233,249	229,533	62,222	68,950	(24,345)	47,298

0	0	0	0	0	0
(155,264)	(992,131)	(741,841)	(702,532)	218,123	(75,318)

913,394	3,552,050	2,639,417	3,750,437	3,460,432	682,533

758,130	2,559,919	1,897,576	3,047,905	3,678,555	607,215

$991,379	$2,789,452	$1,959,798	$3,116,855	$3,654,210	$654,513

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY SELECT GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS

	AIM V.I. Core Equity Fund	Janus Aspen Janus Portfolio – Institutional Shares	Janus Aspen Overseas Portfolio Institutional Shares	MFS VIT Growth Series – Initial Class	MFS VIT Research Series – Initial Class
ASSETS
Investment in the portfolios, at value	$9,176,444	$9,465,311	$20,468,076	$6,810,859	$1,533,315
(Payable to)/Receivable from The Prudential Insurance Company of America	1,220	1,605	4,033	1,537	286

Net Assets	$9,177,664	$9,466,916	$20,472,109	$6,812,396	$1,533,601

NET ASSETS, representing:
Accumulation units	$9,177,664	$9,466,916	$20,472,109	$6,812,396	$1,533,601
Equity of The Prudential Insurance Company of America

	$9,177,664	$9,466,916	$20,472,109	$6,812,396	$1,533,601

Units outstanding	682,844	768,060	690,006	506,315	126,718

Portfolio shares held	368,236	441,685	446,025	317,819	92,536
Portfolio net asset value per share	$24.92	$21.43	$45.89	$21.43	$16.57
Investment in portfolio shares, at cost	$7,954,798	$7,754,236	$9,326,459	$4,640,463	$1,163,126

STATEMENT OF OPERATIONS For the period ended December 31, 2009
	SUBACCOUNTS

	AIM V.I. Core Equity Fund	Janus Aspen Janus Portfolio – Institutional Shares	Janus Aspen Overseas Portfolio Institutional Shares	MFS VIT Growth Series – Initial Class	MFS VIT Research Series – Initial Class
INVESTMENT INCOME
Dividend income	$152,204	$43,960	$94,070	$19,363	$18,148

EXPENSES
Charges for administration, mortality and expense risk	79,677	78,514	160,253	57,158	12,376
Reimbursement for excess expenses

NET INVESTMENT INCOME (LOSS)	72,527	(34,554)	(66,183)	(37,795)	5,772

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	464,521	0	0
Realized gain (loss) on shares redeemed	(235,950)	(217,684)	(674,189)	(13,753)	(29,401)
Net change in unrealized gain (loss) on investments	2,147,451	2,752,640	9,446,963	1,884,202	355,276

NET GAIN (LOSS) ON INVESTMENTS	1,911,501	2,534,956	9,237,295	1,870,449	325,875

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,984,028	$2,500,402	$9,171,112	$1,832,654	$331,647

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
Premier VIT OPCAP Managed Portfolio – Class 1	Premier VIT NACM Small Cap Portfolio – Class 1	T. Rowe Price Equity Income Portfolio	T. Rowe Price International Stock Portfolio	Credit Suisse Trust International Equity Flex II Portfolio	Credit Suisse Trust International Equity Flex III Portfolio

$2,505,270	$5,217,051	$9,040,996	$1,919,021	$0	$2,214,898

(834)	4,908	(2,063)	11,963	0	920

$2,504,436	$5,221,959	$9,038,933	$1,930,984	$0	$2,215,818

$2,504,436	$5,221,959	$9,038,933	$1,930,984	$0	$2,215,818

				0	0

$2,504,436	$5,221,959	$9,038,933	$1,930,984	$0	$2,215,818

202,959	371,537	578,402	166,620	0	240,665

85,300	336,801	512,238	156,399	0	378,126
$29.37	$15.49	$17.65	$12.27	$0	$5.86
$2,857,318	$7,283,357	$8,539,275	$1,474,840	$0	$1,734,147

SUBACCOUNTS (Continued)
Premier VIT OPCAP Managed Portfolio – Class 1	Premier VIT NACM Small Cap Portfolio – Class 1	T. Rowe Price Equity Income Portfolio	T. Rowe Price International Stock Portfolio	Credit Suisse Trust International Equity Flex II Portfolio	Credit Suisse Trust International Equity Flex III Portfolio

$53,725	$2,274	$156,040	$42,725	$49,213	$0

21,974	41,868	73,910	15,111	16,613	1,148
				0	0

31,751	(39,594)	82,130	27,614	32,600	(1,148)

0	0	0	0	0	0
(238,158)	(449,465)	(570,304)	(259,592)	(63,954)	(55)

674,752	1,161,462	2,203,107	860,566	48,563	484,323

436,594	711,997	1,632,803	600,974	(15,391)	484,258

$468,345	$672,403	$1,714,933	$628,588	$17,209	483,120

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY SELECT GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio		Prudential Government Income Portfolio
	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008
OPERATIONS
Net investment income (loss)	$(32,617)	$94,313	$230,352	$260,498	$106,190	$139,639
Capital gains distributions received	0	0	104,101	57,459	16,998	0
Realized gain (loss) on shares redeemed	0	0	(9,954)	(40,729)	31,837	(40,780)
Net change in unrealized gain (loss) on investments	0	0	739,907	(540,497)	157,936	45,891

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(32,617)	94,313	1,064,406	(263,269)	312,961	144,750

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,812,639	4,591,145	2,107,100	1,026,269	2,171,623	1,473,868
Loan repayments	27,811	24,028	21,191	22,798	21,915	24,975
Withdrawal and other charges	(2,663,814)	(3,863,615)	(2,068,814)	(1,357,981)	(2,171,049)	(1,228,702)
Loans	(39,697)	(30,888)	(24,568)	(21,935)	(20,234)	(13,012)
Net transfers between other subaccounts	0	0	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(863,061)	720,670	34,909	(330,849)	2,255	257,129

TOTAL INCREASE (DECREASE) IN NET ASSETS	(895,678)	814,983	1,099,315	(594,118)	315,216	401,879

NET ASSETS
Beginning of period .	6,146,828	5,331,845	5,572,049	6,166,167	4,728,422	4,326,543

End of period	$5,251,150	$6,146,828	$6,671,364	$5,572,049	$5,043,638	$4,728,422

Beginning units	462,054	407,523	367,454	388,667	285,605	269,856

Units issued	145,208	355,766	60,376	79,475	60,309	99,032
Units redeemed	(210,137)	(301,235)	(59,135)	(100,688)	(60,277)	(83,283)

Ending units	397,125	462,054	368,695	367,454	285,637	285,605

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)
Prudential Conservative Balanced Portfolio		Prudential Flexible Managed Portfolio		Prudential High Yield Bond Portfolio		Prudential Stock Index Portfolio
01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$115,303	$120,370	$88,510	$94,141	$233,249	$199,674	$229,533	$230,115

0	0	0	362,082	0	0	0	0

(78,770)	(60,223)	(294,902)	(88,753)	(155,264)	(73,003)	(992,131)	(312,685)

691,709	(1,214,747)	788,413	(1,643,303)	913,394	(741,182)	3,552,050	(7,301,919)

728,242	(1,154,600)	582,021	(1,275,833)	991,379	(614,511)	2,789,452	(7,384,489)

1,556,299	604,942	1,174,138	542,454	1,674,245	410,182	3,768,373	1,562,330
19,065	34,440	14,926	16,012	11,923	11,906	81,044	84,806
(1,496,781)	(823,136)	(1,609,245)	(746,949)	(1,151,950)	(575,779)	(4,613,545)	(2,549,362)
(21,069)	(23,465)	(39,199)	(19,370)	(22,653)	(14,743)	(57,958)	(79,479)
0	0	0	0	0	0	0	0

57,514	(207,219)	(459,380)	(207,853)	511,565	(168,434)	(822,086)	(981,705)

785,756	(1,361,819)	122,641	(1,483,686)	1,502,944	(782,945)	1,967,366	(8,366,194)

3,947,805	5,309,624	3,634,464	5,118,150	2,043,334	2,826,279	11,958,202	20,324,396

$4,733,561	$3,947,805	$3,757,105	$3,634,464	$3,546,278	$2,043,334	$13,925,568	$11,958,202

339,189	355,016	328,788	344,658	184,077	195,954	1,184,752	1,256,649

53,569	55,865	28,760	47,494	101,913	36,779	131,999	157,007
(50,478)	(71,692)	(71,380)	(63,364)	(66,709)	(48,656)	(211,541)	(228,904)

342,280	339,189	286,168	328,788	219,281	184,077	1,105,210	1,184,752

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY SELECT GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	Prudential Value Portfolio		Prudential Equity Portfolio		Prudential Jennison Portfolio
	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008
OPERATIONS
Net investment income (loss)	$62,222	$63,785	$68,950	$71,989	$(24,345)	$(50,220)
Capital gains distributions received	0	1,551,582	0	1,390,053	0	0
Realized gain (loss) on shares redeemed	(741,841)	(436,799)	(702,532)	(260,327)	218,123	(15,076)
Net change in unrealized gain (loss) on investments	2,639,417	(4,967,491)	3,750,437	(7,052,862)	3,460,432	(5,626,814)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,959,798	(3,788,923)	3,116,855	(5,851,147)	3,654,210	(5,692,110)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	707,254	1,314,308	2,716,589	1,010,478	2,359,834	1,117,144
Loan repayments	23,306	27,928	37,347	36,351	41,722	69,450
Withdrawal and other charges	(1,026,279)	(1,564,981)	(3,160,978)	(1,785,078)	(2,871,791)	(1,979,218)
Loans	(14,208)	(28,554)	(39,766)	(34,929)	(18,828)	(39,452)
Net transfers between other subaccounts	0	0	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(309,927)	(251,299)	(446,808)	(773,178)	(489,063)	(832,076)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,649,871	(4,040,222)	2,670,047	(6,624,325)	3,165,147	(6,524,186)

NET ASSETS
Beginning of period	5,079,882	9,120,104	8,906,709	15,531,034	9,100,996	15,625,182

End of period	$6,729,753	$5,079,882	$11,576,756	$8,906,709	$12,266,143	$9,100,996

Beginning units	448,678	460,325	912,405	974,201	962,746	1,026,770

Units issued	64,622	93,443	68,479	118,616	104,909	128,861
Units redeemed	(90,413)	(105,090)	(114,041)	(180,412)	(151,689)	(192,885)

Ending units	422,887	448,678	866,843	912,405	915,966	962,746

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)
Prudential Global Portfolio		AIM V.I. Core Equity Fund		Janus Aspen Janus Portfolio – Institutional Shares		Janus Aspen Overseas Portfolio – Institutional Shares
01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$47,298	$29,590	$72,527	$122,824	$(34,554)	$(24,749)	(66,183)	$46,005

0	202,337	0	0	0	0	464,521	3,377,902

(75,318)	(86,034)	(235,950)	(6,940)	(217,684)	(70,621)	(674,189)	(116,102)

682,533	(1,908,153)	2,147,451	(3,751,273)	2,752,640	(5,013,693)	9,446,963	(17,176,806)

654,513	(1,762,260)	1,984,028	(3,635,389)	2,500,402	(5,109,063)	9,171,112	(13,869,001)

726,852	366,011	594,302	809,507	641,792	971,575	2,328,363	3,855,712
13,290	23,174	37,580	58,635	37,701	58,340	49,858	66,400
(717,102)	(558,802)	(1,298,510)	(1,575,287)	(1,094,735)	(1,582,854)	(3,157,469)	(5,507,799)
(10,859)	(20,689)	(19,218)	(44,876)	(21,786)	(37,054)	(31,466)	(91,455)
0	0	0	0	0	0	0	0

12,181	(190,306)	(685,846)	(752,021)	(437,028)	(589,993)	(810,714)	(1,677,142)

666,694	(1,952,566)	1,298,182	(4,387,410)	2,063,374	(5,699,056)	8,360,398	(15,546,143)

2,196,623	4,149,189	7,879,482	12,266,892	7,403,542	13,102,598	12,111,711	27,657,854

$2,863,317	$2,196,623	$9,177,664	$7,879,482	$9,466,916	$7,403,542	20,472,109	$12,111,711

226,150	241,425	744,863	802,193	811,114	856,976	725,849	785,995

26,619	32,166	60,889	74,351	89,008	98,129	118,473	166,111
(26,177)	(47,441)	(122,908)	(131,681)	(132,062)	(143,991)	(154,316)	(226,257)

226,592	226,150	682,844	744,863	768,060	811,114	690,006	725,849

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY SELECT GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS
	MFS VIT Growth Series – Initial Class		MFS VIT Research Series – Initial Class		Premier VIT OPCAP Managed Portfolio – Class 1
	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008
OPERATIONS
Net investment income (loss)	$(37,795)	$(56,903)	$5,772	$(7,256)	$31,751	$56,667
Capital gains distributions received	0	0	0	0	0	231,408
Realized gain (loss) on shares redeemed	(13,753)	(51,063)	(29,401)	(17,262)	(238,158)	(88,593)
Net change in unrealized gain (loss) on investments	1,884,202	(3,263,128)	355,276	(681,597)	674,752	(1,120,041)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,832,654	(3,371,094)	331,647	(706,115)	468,345	(920,559)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	701,019	977,222	164,250	299,840	296,581	326,354
Loan repayments	30,501	46,152	5,696	12,379	8,300	9,729
Withdrawal and other charges	(1,156,342)	(995,565)	(176,602)	(342,320)	(448,909)	(438,605)
Loans	(21,787)	(15,934)	(1,702)	(2,883)	(7,452)	(10,729)
Net transfers between other subaccounts	0	0	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(446,609)	11,875	(8,358)	(32,984)	(151,480)	(113,251)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,386,045	(3,359,219)	323,289	(739,099)	316,865	(1,033,810)

NET ASSETS
Beginning of period	5,426,351	8,785,570	1,210,312	1,949,411	2,187,571	3,221,381

End of period	$6,812,396	$5,426,351	$1,533,601	$1,210,312	$2,504,436	$2,187,571

Beginning units	549,879	551,745	129,281	131,835	216,210	224,187

Units issued	59,161	117,908	18,531	26,746	30,637	30,490
Units redeemed	(102,725)	(119,774)	(21,094)	(29,300)	(43,888)	(38,467)

Ending units	506,315	549,879	126,718	129,281	202,959	216,210

*	Date subaccount was no longer available for investment.
**	Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)
Premier VIT NACM Small Cap Portfolio – Class 1		T. Rowe Price Equity Income Portfolio		T. Rowe Price International Stock Portfolio		Credit Suisse Trust International Equity Flex II Portfolio		Credit Suisse Trust International Equity Flex III Portfolio
01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/11/2009*	01/01/2008 to 12/31/2008	12/11/2009** to 12/31/2009

(39,594)	$(60,099)	82,130	$148,752	$27,614	$20,515	$32,600	$20,961	$(1,148)

0	1,453,159	0	343,356	0	75,848	0	0	0

(449,465)	(549,236)	(570,304)	(322,474)	(259,592)	(75,837)	(63,954)	27,754	(55)

1,161,462	(4,011,701)	2,203,107	(4,802,991)	860,566	(1,165,498)	48,563	(1,514,305)	484,323

672,403	(3,167,877)	1,714,933	(4,633,357)	628,588	(1,144,972)	17,209	(1,465,590)	483,120

767,329	1,019,816	1,453,245	1,144,355	410,266	471,041	435,592	487,589	11,727
25,261	29,348	22,270	24,496	14,085	10,179	11,155	14,137	249
(493,946)	(1,703,722)	(1,718,292)	(2,711,398)	(373,707)	(493,222)	(422,701)	(557,948)	(2,795)
(20,395)	(25,253)	(15,031)	(22,501)	(11,133)	(10,237)	(14,935)	(3,992)	0

0	0	0	0	0	0	(1,723,517)	0	1,723,517

278,249	(679,811)	(257,808)	(1,565,048)	39,511	(22,239)	(1,714,406)	(60,214)	1,732,698

950,652	(3,847,688)	1,457,125	(6,198,405)	668,099	(1,167,211)	(1,697,197)	(1,525,804)	2,215,818

4,271,307	8,118,995	7,581,808	13,780,213	1,262,885	2,430,096	1,697,197	3,223,001	0

5,221,959	$4,271,307	9,038,933	$7,581,808	$1,930,984	$1,262,885	$0	$1,697,197	$2,215,818

347,826	381,957	603,534	693,887	164,453	160,688	240,823	241,136	0

72,951	66,044	90,717	114,684	53,018	44,065	59,710	51,477	241,138
(49,240)	(100,175)	(115,849)	(205,037)	(50,851)	(40,300)	(300,533)	(51,790)	(473)

371,537	347,826	578,402	603,534	166,620	164,453	0	240,823	240,665

The accompanying notes are an integral part of these financial statements.

A10

NOTES TO FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY SELECT GROUP

VARIABLE CONTRACT ACCOUNT

December 31, 2009

Note 1:	General

The Prudential Discovery Select Group Variable Contract Account (the “Discovery Account”) was established on February 11, 1997 by The Prudential Insurance Company of America (“Prudential”), a wholly owned subsidiary of Prudential Financial ("PFI") and commenced operations on July 31, 1997 under the laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Proceeds from the purchase of Discovery Select Group Annuity Contracts (“Contracts”) are invested in the Discovery Account. The Discovery Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company.

The Discovery Account is used in connection with the contracts sold to retirement plans that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 (“the code”) and with nonqualified annuity arrangements. The Contracts are group annuity contracts and generally are issued to employers (“Contractholders”) who make contributions under them on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a “Participant.”

The Discovery Account is comprised of twenty-two Subaccounts. The assets of each Subaccount are invested in either a corresponding portfolio of The Prudential Series Fund (the “Series Fund”) or one of the non-Prudential administered funds (collectively, the “portfolios”) as follows:

The Prudential Series Fund

Money Market Portfolio

Diversified Bond Portfolio

Government Income Portfolio

Conservative Balanced Portfolio

Flexible Managed Portfolio

High Yield Bond Portfolio

Stock Index Portfolio

Value Portfolio

Equity Portfolio

Jennison Portfolio

Global Portfolio

AIM Variable Insurance

Core Equity Fund

Janus Aspen Series

Janus Portfolio – Institutional Shares

Overseas Portfolio – Institutional Shares

MFS Variable Insurance Trust

Growth Series – Initial Class

Research Series – Initial Class

Premier VIT

OPCAP Managed Portfolio – Class 1

NACM Small Cap Portfolio – Class 1

T. Rowe Price

Equity Income Portfolio

International Stock Portfolio

Credit Suisse Trust

International Equity Flex III Portfolio

International Equity Flex II Portfolio

The following table sets forth the dates on which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 31, 2009 as net transfers between subaccounts. The transfers occurred as follows:

December 11, 2009	Removed Portfolio	Surviving Portfolio

	Credit Suisse Trust International Equity Flex II Portfolio	Credit Suisse Trust International Equity Flex III Portfolio
Shares	183,548	141,504
Value	9.39	12.18
Net assets before merger	$1,723,517	$0
Net assets after merger	$0	$1,723,517

A11

Note 1:	General (Continued)

All contractual obligations arising under contracts participating in the Discovery Account are general corporate obligations of Prudential, although Participants’ payments from the Account will depend upon the investment experience of the Account.

The Series Fund is a diversified open end management investment company, and is managed by an affiliate of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying portfolios of mutual funds. Additional information on these portfolios of mutual funds is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

In June 2009, the FASB issued authoritative guidance for the FASB’s Accounting Standards Codification™ as the source of authoritative U.S. GAAP. The Codification is not intended to change U.S. GAAP but is a new structure which organizes accounting pronouncements by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Account’s adoption of this guidance effective with the interim reporting period ending September 30, 2009 impacts the way the Company references U.S. GAAP standards in the financial statements.

In April 2009, the FASB revised the authoritative guidance for fair value measurements and disclosures to provide guidance on (1) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities, and (2) identifying transactions that are not orderly. Further, this new guidance requires additional disclosures about fair value measurements in interim and annual periods. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. The Account’s early adoption of this guidance effective January 1, 2009 did not have a material effect on the Account’s financial statements.

Investments—The investments in shares of the portfolios are stated at the net asset value of the respective portfolio, which value their investment securities at fair market value.

Security Transactions—Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

Note 3:	Fair Value

The guidance defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an ordinary transaction between market participants on the measurement date. The new guidance establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable

A12

Note 3:	Fair Value (Continued)

inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1—Quotes prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2—Observable inputs other than Level 1 prices, such as quotes prices for similar instruments, quotes prices in market that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

Level 3—Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

All investment assets of each subaccount are classified as Level 1. The Account invests in open-ended mutual funds, available to contract holders of variable retirement insurance policies. Contract holders may, without restriction, transact at the daily Net Asset Value (s) (“NAV”) of the mutual funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

All assets of the account are classified as Level 1. No reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets held as of December 31, 2009 are presented.

Note 4:	Taxes

The Discovery Account is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales of investments, excluding distributions received and invested, in the portfolios for the year ended December 31, 2009 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$1,369,735	$(2,290,880)
Prudential Diversified Bond Portfolio	$743,048	$(775,325)
Prudential Government Income Portfolio	$352,444	$(517,321)
Prudential Conservative Balanced Portfolio	$393,458	$(269,841)
Prudential Flexible Managed Portfolio	$101,530	$(243,562)
Prudential High Yield Bond Portfolio	$1,201,075	$(715,994)
Prudential Stock Index Portfolio	$795,590	$(1,764,000)
Prudential Value Portfolio	$498,352	$(867,832)
Prudential Equity Portfolio	$457,430	$(1,019,395)
Prudential Jennison Portfolio	$663,588	$(1,269,093)
Prudential Global Portfolio	$206,957	$(222,610)
AIM V.I. Core Equity Fund	$169,492	$(554,528)

A13

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
Janus Aspen Janus Portfolio – Institutional Shares	$451,524	$(972,599)
Janus Aspen Overseas Portfolio – Institutional Shares	$1,383,940	$(2,362,304)
MFS VIT Growth Series – Initial Class	$201,663	$(409,768)
MFS VIT Research Series – Initial Class	$156,654	$(178,337)
Premier VIT OPCAP Managed Portfolio – Class 1	$262,870	$(410,814)
Premier VIT NACM Small Cap Portfolio – Class 1	$584,789	$(354,920)
T. Rowe Price Equity Income Portfolio	$356,548	$(439,001)
T. Rowe Price International Stock Portfolio	$350,704	$(338,790)
Credit Suisse Trust International Equity Flex II Portfolio	$432,784	$(2,115,093)
Credit Suisse Trust International Equity Flex III Portfolio	$1,734,147	$(3,517)

Note 6:	Related Party Transactions

PFI and its affiliates perform various services on behalf of the mutual fund company that administers the portfolios in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative, and customer service functions.

The Series Fund has a management agreement with Prudential Investment LLC (“PI”), an indirect, wholly-owned subsidiary of PFI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund.

PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commission and acquired Fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of PFI, serves as the Series Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 7:	Financial Highlights

The Contracts have unique combinations of features and fees that are charged against the assets in each Subaccount. Differences in the fee structure result in a variety of unit values, expense ratios, and total returns.

The following table was developed by determining which products offered by Prudential have the lowest and highest expense ratio. Only contract designs within the Account that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges.

A14

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Money Market Portfolio
December 31, 2009	397	$13.21	to	$13.41	$5,251	0.42%	0.85%	to	1.00%	-0.60%	to	-0.46%
December 31, 2008	462	$13.29	to	$13.47	$6,147	2.61%	0.85%	to	1.00%	1.63%	to	1.78%
December 31, 2007	408	$13.08	to	$13.23	$5,332	4.95%	0.85%	to	1.00%	4.02%	to	4.16%
December 31, 2006	357	$12.57	to	$12.70	$4,485	4.69%	0.85%	to	1.00%	3.67%	to	3.85%
December 31, 2005	320	$12.12	to	$12.23	$3,885	2.90%	0.85%	to	1.00%	1.84%	to	2.04%

	Prudential Diversified Bond Portfolio
December 31, 2009	369	$18.08	to	$18.34	$6,671	4.80%	0.85%	to	1.00%	19.31%	to	19.49%
December 31, 2008	367	$15.15	to	$15.35	$5,572	5.37%	0.85%	to	1.00%	-4.41%	to	-4.27%
December 31, 2007	389	$15.85	to	$16.04	$6,166	5.11%	0.85%	to	1.00%	4.66%	to	4.85%
December 31, 2006	403	$15.14	to	$15.30	$6,104	4.91%	0.85%	to	1.00%	3.91%	to	4.11%
December 31, 2005	416	$14.57	to	$14.70	$6,066	5.42%	0.85%	to	1.00%	2.26%	to	2.44%

	Prudential Government Income Portfolio
December 31, 2009	286	$17.63	to	$17.89	$5,044	3.16%	0.85%	to	1.00%	6.64%	to	6.80%
December 31, 2008	286	$16.54	to	$16.75	$4,728	3.98%	0.85%	to	1.00%	3.27%	to	3.42%
December 31, 2007	270	$16.01	to	$16.20	$4,327	4.50%	0.85%	to	1.00%	4.64%	to	4.81%
December 31, 2006	284	$15.30	to	$15.46	$4,346	4.86%	0.85%	to	1.00%	2.71%	to	2.89%
December 31, 2005	311	$14.90	to	$15.03	$4,638	4.56%	0.85%	to	1.00%	1.52%	to	1.67%

	Prudential Conservative Balanced Portfolio
December 31, 2009	342	$13.82	to	$14.02	$4,734	3.79%	0.85%	to	1.00%	18.82%	to	18.99%
December 31, 2008	339	$11.63	to	$11.79	$3,948	3.55%	0.85%	to	1.00%	-22.18%	to	-22.07%
December 31, 2007	355	$14.95	to	$15.12	$5,310	3.03%	0.85%	to	1.00%	5.08%	to	5.20%
December 31, 2006	339	$14.23	to	$14.37	$4,829	2.61%	0.85%	to	1.00%	9.36%	to	9.49%
December 31, 2005	347	$13.01	to	$13.12	$4,517	2.38%	0.85%	to	1.00%	2.39%	to	2.52%

	Prudential Flexible Managed Portfolio
December 31, 2009	286	$13.12	to	$13.31	$3,757	3.56%	0.85%	to	1.00%	18.76%	to	18.94%
December 31, 2008	329	$11.05	to	$11.19	$3,634	3.15%	0.85%	to	1.00%	-25.57%	to	-25.46%
December 31, 2007	345	$14.84	to	$15.02	$5,118	2.43%	0.85%	to	1.00%	5.28%	to	5.49%
December 31, 2006	376	$14.10	to	$14.24	$5,301	2.03%	0.85%	to	1.00%	11.10%	to	11.24%
December 31, 2005	413	$12.69	to	$12.80	$5,235	2.02%	0.85%	to	1.00%	3.12%	to	3.27%

	Prudential High Yield Bond Portfolio
December 31, 2009	219	$16.14	to	$16.38	$3,546	9.51%	0.85%	to	1.00%	45.70%	to	45.91%
December 31, 2008	184	$11.08	to	$11.22	$2,043	8.96%	0.85%	to	1.00%	-23.05%	to	-22.93%
December 31, 2007	196	$14.40	to	$14.56	$2,826	7.32%	0.85%	to	1.00%	1.63%	to	1.73%
December 31, 2006	189	$14.17	to	$14.31	$2,686	7.89%	0.85%	to	1.00%	9.17%	to	9.30%
December 31, 2005	190	$12.98	to	$13.09	$2,476	6.77%	0.85%	to	1.00%	2.39%	to	2.52%

	Prudential Stock Index Portfolio
December 31, 2009	1,105	$12.58	to	$13.10	$13,926	2.89%	0.85%	to	1.00%	24.82%	to	25.01%
December 31, 2008	1,185	$10.07	to	$10.48	$11,958	2.40%	0.85%	to	1.00%	-37.56%	to	-37.47%
December 31, 2007	1,257	$16.14	to	$16.75	$20,324	1.71%	0.85%	to	1.00%	4.08%	to	4.19%
December 31, 2006	1,358	$15.51	to	$16.08	$21,112	1.72%	0.85%	to	1.00%	14.42%	to	14.60%
December 31, 2005	1,496	$13.55	to	$14.03	$20,331	1.51%	0.85%	to	1.00%	3.46%	to	3.64%

	Prudential Value Portfolio
December 31, 2009	423	$15.89	to	$16.13	$6,730	2.07%	0.85%	to	1.00%	40.52%	to	40.73%
December 31, 2008	449	$11.31	to	$11.46	$5,080	1.87%	0.85%	to	1.00%	-42.86%	to	-42.78%
December 31, 2007	460	$19.80	to	$20.03	$9,120	1.44%	0.85%	to	1.00%	2.19%	to	2.34%
December 31, 2006	438	$19.38	to	$19.57	$8,486	1.53%	0.85%	to	1.00%	18.78%	to	18.91%
December 31, 2005	413	$16.32	to	$16.46	$6,737	1.40%	0.85%	to	1.00%	15.53%	to	15.70%

	Prudential Equity Portfolio
December 31, 2009	867	$13.35	to	$13.55	$11,577	1.71%	0.85%	to	1.00%	36.80%	to	37.01%
December 31, 2008	912	$9.76	to	$9.89	$8,907	1.57%	0.85%	to	1.00%	-38.77%	to	-38.68%
December 31, 2007	974	$15.94	to	$16.13	$15,531	1.16%	0.85%	to	1.00%	8.24%	to	8.43%
December 31, 2006	1,044	$14.73	to	$14.88	$15,374	1.16%	0.85%	to	1.00%	11.48%	to	11.65%
December 31, 2005	1,172	$13.21	to	$13.33	$15,490	1.05%	0.85%	to	1.00%	10.34%	to	10.56%

A15

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Jennison Portfolio
December 31, 2009	916	$13.36	to	$13.55	$12,266	0.74%	0.85%	to	1.00%	41.61%	to	41.82%
December 31, 2008	963	$9.43	to	$9.56	$9,101	0.57%	0.85%	to	1.00%	-37.90%	to	-37.81%
December 31, 2007	1,027	$15.19	to	$15.37	$15,625	0.33%	0.85%	to	1.00%	10.91%	to	11.09%
December 31, 2006	1,145	$13.70	to	$13.84	$15,718	0.30%	0.85%	to	1.00%	0.81%	to	0.97%
December 31, 2005	1,240	$13.59	to	$13.71	$16,884	0.10%	0.85%	to	1.00%	13.42%	to	13.61%

	Prudential Global Portfolio
December 31, 2009	227	$12.63	to	$12.82	$2,863	2.96%	0.85%	to	1.00%	30.09%	to	30.28%
December 31, 2008	226	$9.71	to	$9.84	$2,197	1.91%	0.85%	to	1.00%	-43.49%	to	-43.40%
December 31, 2007	241	$17.18	to	$17.38	$4,149	1.19%	0.85%	to	1.00%	9.36%	to	9.52%
December 31, 2006	244	$15.71	to	$15.87	$3,833	0.72%	0.85%	to	1.00%	18.47%	to	18.65%
December 31, 2005	262	$13.26	to	$13.38	$3,481	0.67%	0.85%	to	1.00%	14.90%	to	15.12%

	AIM V.I. Core Equity Fund
December 31, 2009	683	$13.42	to	$13.61	$9,178	1.88%	0.85%	to	1.00%	27.02%	to	27.21%
December 31, 2008	745	$10.56	to	$10.70	$7,879	2.16%	0.85%	to	1.00%	-30.83%	to	-30.73%
December 31, 2007	802	$15.27	to	$15.45	$12,267	1.07%	0.85%	to	1.00%	7.03%	to	7.21%
December 31, 2006	886	$14.27	to	$14.41	$12,660	0.65%	0.85%	to	1.00%	15.87%	to	16.01%
December 31, 2005	502	$12.32	to	$12.42	$6,185	1.38%	0.85%	to	1.00%	4.31%	to	4.41%

	Janus Aspen Janus Portfolio — Institutional Shares
December 31, 2009	768	$12.30	to	$12.48	$9,467	0.54%	0.85%	to	1.00%	34.99%	to	35.20%
December 31, 2008	811	$9.11	to	$9.23	$7,404	0.75%	0.85%	to	1.00%	-40.32%	to	-40.23%
December 31, 2007	857	$15.27	to	$15.45	$13,103	0.72%	0.85%	to	1.00%	13.97%	to	14.16%
December 31, 2006	917	$13.40	to	$13.53	$12,298	0.48%	0.85%	to	1.00%	10.29%	to	10.41%
December 31, 2005	1,048	$12.15	to	$12.25	$12,750	0.33%	0.85%	to	1.00%	3.26%	to	3.37%

	Janus Aspen Overseas Portfolio — Institutional Shares
December 31, 2009	690	$29.62	to	$30.05	$20,472	0.56%	0.85%	to	1.00%	77.77%	to	78.03%
December 31, 2008	726	$16.66	to	$16.88	$12,112	1.23%	0.85%	to	1.00%	-52.59%	to	-52.52%
December 31, 2007	786	$35.14	to	$35.55	$27,658	0.62%	0.85%	to	1.00%	27.04%	to	27.24%
December 31, 2006	825	$27.66	to	$27.94	$22,837	2.07%	0.85%	to	1.00%	45.57%	to	45.78%
December 31, 2005	772	$19.00	to	$19.17	$14,689	1.21%	0.85%	to	1.00%	30.97%	to	31.21%

	MFS VIT Growth Series — Initial Class
December 31, 2009	506	$13.43	to	$13.63	$6,812	0.33%	0.85%	to	1.00%	36.30%	to	36.51%
December 31, 2008	550	$9.85	to	$9.98	$5,426	0.23%	0.85%	to	1.00%	-38.04%	to	-37.94%
December 31, 2007	552	$15.90	to	$16.09	$8,786	0.01%	0.85%	to	1.00%	19.95%	to	20.17%
December 31, 2006	589	$13.26	to	$13.39	$7,822	0.02%	0.85%	to	1.00%	6.86%	to	6.99%
December 31, 2005	650	$12.41	to	$12.52	$8,081	0.00%	0.85%	to	1.00%	8.12%	to	8.31%

	MFS VIT Research Series — Initial Class
December 31, 2009	127	$12.08	to	$12.26	$1,534	1.42%	0.85%	to	1.00%	29.25%	to	29.44%
December 31, 2008	129	$9.35	to	$9.47	$1,210	0.54%	0.85%	to	1.00%	-36.72%	to	-36.62%
December 31, 2007	132	$14.77	to	$14.94	$1,949	0.69%	0.85%	to	1.00%	12.10%	to	12.25%
December 31, 2006	134	$13.18	to	$13.31	$1,773	0.51%	0.85%	to	1.00%	9.42%	to	9.55%
December 31, 2005	157	$12.05	to	$12.15	$1,888	0.50%	0.85%	to	1.00%	6.77%	to	6.89%

	Premier VIT OPCAP Managed Portfolio — Class 1
December 31, 2009	203	$12.33	to	$12.51	$2,504	2.41%	0.85%	to	1.00%	21.95%	to	22.13%
December 31, 2008	216	$10.11	to	$10.25	$2,188	3.16%	0.85%	to	1.00%	-29.52%	to	-29.41%
December 31, 2007	224	$14.35	to	$14.52	$3,221	2.17%	0.85%	to	1.00%	1.93%	to	2.11%
December 31, 2006	240	$14.08	to	$14.22	$3,382	1.63%	0.85%	to	1.00%	8.58%	to	8.72%
December 31, 2005	234	$12.97	to	$13.08	$3,036	1.16%	0.85%	to	1.00%	4.26%	to	4.40%

	Premier VIT NACM Small Cap Portfolio — Class 1
December 31, 2009	372	$14.02	to	$14.23	$5,222	0.05%	0.85%	to	1.00%	14.43%	to	14.60%
December 31, 2008	348	$12.25	to	$12.42	$4,271	0.00%	0.85%	to	1.00%	-42.21%	to	-42.13%
December 31, 2007	382	$21.21	to	$21.45	$8,119	0.00%	0.85%	to	1.00%	-0.40%	to	-0.28%
December 31, 2006	392	$21.29	to	$21.51	$8,359	0.00%	0.85%	to	1.00%	22.83%	to	23.04%
December 31, 2005	411	$17.33	to	$17.48	$7,144	0.00%	0.85%	to	1.00%	-0.95%	to	-0.80%

A16

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)				Net	Investment Income Ratio*
		Unit Value			Assets		Expense Ratio**			Total Return***
		Lowest — Highest			(000s)		Lowest — Highest			Lowest — Highest
	T. Rowe Price Equity Income Portfolio
December 31, 2009	578	$15.59	to	$15.82	$9,039	2.06%	0.85%	to	1.00%	24.35%	to	24.54%
December 31, 2008	604	$12.53	to	$12.70	$7,582	2.36%	0.85%	to	1.00%	-36.74%	to	-36.65%
December 31, 2007	694	$19.81	to	$20.05	$13,780	1.73%	0.85%	to	1.00%	2.22%	to	2.42%
December 31, 2006	731	$19.38	to	$19.58	$14,194	1.61%	0.85%	to	1.00%	17.79%	to	17.99%
December 31, 2005	736	$16.45	to	$16.59	$12,144	1.52%	0.85%	to	1.00%	2.88%	to	3.02%

	T. Rowe Price International Stock Portfolio
December 31, 2009	167	$11.58	to	$11.75	$1,931	2.77%	0.85%	to	1.00%	50.87%	to	51.10%
December 31, 2008	164	$7.67	to	$7.77	$1,263	2.10%	0.85%	to	1.00%	-49.21%	to	-49.13%
December 31, 2007	161	$15.11	to	$15.28	$2,430	1.50%	0.85%	to	1.00%	11.92%	to	12.04%
December 31, 2006	135	$13.50	to	$13.64	$1,824	1.25%	0.85%	to	1.00%	17.90%	to	18.10%
December 31, 2005	123	$11.45	to	$11.55	$1,405	1.64%	0.85%	to	1.00%	14.88%	to	15.06%

	Credit Suisse Trust International Equity Flex II Portfolio (expired December 11, 2009)
December 31, 2009	0	$0.00	to	$0.00	$0	2.69%	0.85%	to	1.00%	29.26%	to	29.44%
December 31, 2008	241	$7.02	to	$7.11	$1,697	1.79%	0.85%	to	1.00%	-47.28%	to	-47.20%
December 31, 2007	241	$13.31	to	$13.47	$3,223	0.00%	0.85%	to	1.00%	-4.92%	to	-4.74%
December 31, 2006	284	$14.00	to	$14.14	$3,990	0.00%	0.85%	to	1.00%	12.09%	to	12.24%
December 31, 2005	284	$12.49	to	$12.60	$3,556	0.00%	0.85%	to	1.00%	15.00%	to	15.19%

	Credit Suisse Trust International Equity Flex III Portfolio (available December 11, 2009)
December 31, 2009	241	$9.16		$9.30	2,216	0.00%	0.85%	to	1.00%	0.29%	to	0.30%

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality, expense and, administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2009 or from the effective date of the subaccount through the end of the reporting period.

Charges and Expenses

This daily charge at a minimum effective annual rate of 0.85% or a maximum effective annual rate of 1.00% of the average Subaccount of the Discovery Account is paid to Prudential for administrative expenses. Prudential may reduce the administrative fee if warranted by economies of scale or other pertinent factors.

A17

Note 7:	Financial Highlights (Continued)

A daily charge at the effective annual rate of 0.15% of the average assets in each Subaccount of the Discovery Account is paid to Prudential for assuming mortality and expense risks under the Contracts. The daily charge is assessed through reduction in unit values.

Annual Account Charge

An additional administrative charge of up to $32, the annual charge, is paid to Prudential on or about the last day of each calendar year and at the time of a full withdrawal. The annual account charge will be prorated for new Participants on a monthly basis for their first year of participation. Generally, the charge will first be made against the Participant Account Value under the guaranteed interest account (if available). If the Participant is not invested in the guaranteed interest account, or if the Participant does not have enough money in such an option to pay the charge, the charge will then be made against any one or of more the Subaccounts in which the Participant is invested. This is represented in the Statement of Net Assets as a payable to Prudential.

Withdrawal Charge

A withdrawal charge is imposed upon the withdrawal of certain purchase payments to compensate Prudential for sales and other marketing expenses. The maximum withdrawal charge is 5% on contributions withdrawn during the first year of participation. The withdrawal charge declines by 1% in each subsequent year until its 0% after the fifth year. No withdrawal charge is imposed upon contributions withdrawn for any reason after five years of participation in a program. In addition, no withdrawal charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer’s retirement arrangement. Further, for all plans other than IRAs, no withdrawal charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contractholder. This charge is assessed through the redemption of units.

Note 8:	Other

Contract owner net payments—represent contract owner contributions under the Policies reduced by applicable deductions, charges, and state premium taxes.

Withdrawals—are payments to contract owners and beneficiaries made under the terms of the Variable Annuity Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

(Payable to)/Receivable from The Prudential Insurance Company of America

At times, Prudential may owe an amount to or expect to receive an amount from the Account primarily related to processing contract holder payments, surrenders, withdrawals and death benefits. This amount is reflected in the Account's Statement of Net Assets as either a receivable from or payable to Prudential. The receivable or payable does not have an effect on the contract holder's account or the related unit value.

Note 9:	Participant Loans

The minimum loan amount is as specified in the Contract, or if not specified, as determined by Prudential. The maximum loan amount is the lesser of (a) $50,000, reduced by the highest outstanding balance of loans during the one year period immediately preceding the

A18

Note 9:	Participant Loans (Continued)

date of the loan or (b) 50% of the value of the Participant’s vested interest under a Contract. In the loan application, the Contractholder (or in certain cases, the Participant) designates the Subaccount(s) from which the loan amount is deducted. To repay the loan, the Participant makes periodic payments of interest plus a portion of the principal. Those payments are invested in the Subaccounts chosen by the Participant. The Participant may specify the Subaccounts from which he may borrow and into which repayments may be invested. If the Participant does not specify the Subaccounts from which the loan amount is deducted, the loan amount will be deducted pro rata from the participant account value in subaccounts.

The maximum loan amount referred to above is imposed by federal tax law. That limit, however, applies to all loans from any qualified plan of the employer. Since Prudential cannot monitor a Participant’s loan activity relating to other plans offered to Participants, it is the Participant’s responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution. If, however, the Participant defaults on the loan by, for example, failing to make required payments, the defaulted loan amount (as described in loan disclosure information provided to a borrowing Participant) will be treated as a taxable distribution and Prudential will send the appropriate tax information to the participant and the Internal Revenue Service.

Prudential charges a loan application fee of up to $75, which is deducted from the Participant Account at the time the loan is initiated. Prudential also charges up to $60 per year as a loan maintenance fee for record keeping and other administrative services provided in connection with the loan. This charge is guaranteed not to increase during the term of any loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly.

A19

Report of Independent Registered Public Accounting Firm

To the Contract Owners of

The Prudential Discovery Select Group Variable Contract Account

and the Board of Directors of

The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of The Prudential Discovery Select Group Variable Contract Account at December 31, 2009, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2009 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 1, 2010

A20

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position

December 31, 2009 and 2008 (in millions, except share amounts)

	2009	2008
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2009—$105,356; 2008—$107,067)	$106,208	$97,256
Trading account assets supporting insurance liabilities, at fair value	14,639	12,717
Other trading account assets, at fair value	2,865	4,623
Equity securities, available for sale, at fair value (cost: 2009—$3,996; 2008—$4,378)	4, 856	3,630
Commercial mortgage and other loans	26,289	27,717
Policy loans	7,907	7,779
Other long-term investments	3,257	3,513
Short-term investments and other	4,785	3,659

Total investments	170,806	160,894

Cash and cash equivalents	7,139	8,123
Accrued investment income	1,586	1,620
Deferred policy acquisition costs	7,314	8,538
Deferred income taxes, net	—	1,864
Other assets	11,510	17,289
Due from parent and affiliates	5,841	5,568
Separate account assets	132,476	122,735

TOTAL ASSETS	$336,672	$326,631

LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$77,097	$76,863
Policyholders’ account balances	71,654	71,199
Policyholders’ dividends	1,033	1,132
Securities sold under agreements to repurchase	5,735	7,501
Cash collateral for loaned securities	2,802	3,429
Income taxes	1,354	320
Short-term debt	2,931	5,655
Long-term debt	6,929	8,687
Other liabilities	9,680	11,744
Due to parent and affiliates	4,332	6,300
Separate account liabilities	132,476	122,735

Total liabilities	316,023	315,565

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 22)

EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized; issued and outstanding at December 31, 2009 and 2008, respectively)	2	2
Additional paid-in capital	18,372	17,819
Accumulated other comprehensive loss	(447)	(6,590)
Retained earnings (deficit)	2,700	(186)

Total Prudential Insurance Company of America’s equity	20,627	11,045

Noncontrolling interests	22	21

Total equity	20,649	11,066

TOTAL LIABILITIES AND EQUITY	$336,672	$326,631

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations

Years Ended December 31, 2009, 2008 and 2007 (in millions)

	2009	2008	2007
REVENUES
Premiums	$9,633	$9,473	$8,873
Policy charges and fee income	2,090	2,180	2,139
Net investment income	8,593	9,250	9,825
Other income	2,661	(113)	1,425
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(3,337)	(2,060)	(149)
Other-than-temporary impairments on fixed maturity securities transferred to
Other Comprehensive Income	2,004	—	—
Other realized investment gains (losses), net	(1,262)	580	602

Total realized investment gains (losses), net	(2,595)	(1,480)	453

Total revenues	20,382	19,310	22,715

BENEFITS AND EXPENSES
Policyholders’ benefits	11,047	11,573	10,445
Interest credited to policyholders’ account balances	3,648	2,203	3,025
Dividends to policyholders’	1,257	2,151	2,754
General and administrative expenses	3,996	4,175	4,260

Total benefits and expenses	19,948	20,102	20,484

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	434	(792)	2,231

Income taxes:
Current	350	(284)	436
Deferred	(741)	(53)	142

Total income tax expense (benefit)	(391)	(337)	578

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	825	(455)	1,653
Equity in earnings of operating joint ventures, net of taxes	1,487	(218)	224

INCOME (LOSS) FROM CONTINUING OPERATIONS	2,312	(673)	1,877
Income from discontinued operations, net of taxes	—	5	64

NET INCOME (LOSS)	2,312	(668)	1,941
Less: Income attributable to noncontrolling interests	1	2	2

NET INCOME (LOSS) ATTRIBUTABLE TO PRUDENTIAL INSURANCE COMPANY OF AMERICA	$2,311	$(670)	$1,939

See Notes to Consolidated Financial Statements

PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Equity

Years Ended December 31, 2009, 2008 and 2007 (in millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total Prudential Insurance Company of America Equity	Noncontrolling Interests	Total Equity
Balance, December 31, 2006	$2	$15,770	$1,987	$(82)	$17,677	$16	$17,693
Dividends to parent	—	—	(1,887)	—	(1,887)	—	(1,887)
Capital contribution from parent	—	34	—	—	34	—	34
Distributions to noncontrolling interests	—	—	—	—	—	(2)	(2)
Consolidations/deconsolidations of noncontrolling interests	—	—	—	—	—	4	4
Purchase of fixed maturities from an affiliate	—	3	—	(3)	—	—	—
Recapture of affiliated reinsurance agreement	—	18	—	—	18	—	18
Long-term stock-based compensation program	—	89	—	—	89	—	89
Cumulative effect of changes in accounting principles, net of taxes	—	—	(59)	—	(59)	—	(59)
Comprehensive income:
Net income	—	—	1,939	—	1,939	2	1,941
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments				8	8	—	8
Change in net unrealized investment gains (losses)				(270)	(270)	—	(270)
Change in pension and postretirement unrecognized net periodic benefit cost				521	521	—	521

Other comprehensive income					259	—	259

Total comprehensive income					2,198	2	2,200

Balance, December 31, 2007	2	15,914	1,980	174	18,070	20	18,090

Dividends to parent	—	—	(1,523)	—	(1,523)	—	(1,523)
Capital contribution from parent	—	785	—	—	785	—	785
Consolidations/deconsolidations of noncontrolling interests	—	—	—	—	—	(1)	(1)
Deferred tax asset contributed to parent	—	(9)	—	—	(9)	—	(9)
Assets purchased/transferred from affiliates	—	81	—	(145)	(64)	—	(64)
Long-term stock-based compensation program	—	7	—	—	7	—	7
Impact on Company’s investment in Wachovia Securities due to addition of A.G. Edwards business, net of tax(1)	—	1,041	—	—	1,041	—	1,041
Cumulative effect of changes in accounting principles, net of taxes	—	—	27	—	27	—	27
Comprehensive loss:
Net income (loss)	—	—	(670)	—	(670)	2	(668)
Other comprehensive income (loss), net of tax:
Change in foreign currency translation adjustments				(24)	(24)	—	(24)
Change in net unrealized investment gains				(5,888)	(5,888)	—	(5,888)
Change in pension and postretirement unrecognized net periodic benefit cost				(707)	(707)	—	(707)

See Notes to Consolidated Financial Statements

Other comprehensive loss					(6,619)	—	(6,619)

Total comprehensive income (loss)					(7,289)	2	(7,287)

Balance, December 31, 2008	2	17,819	(186)	(6,590)	11,045	21	11,066

Capital contribution from parent	—	415	—	—	415	—	415
Assets purchased/transferred from affiliates	—	256	—	—	256	—	256
Long-term stock-based compensation program	—	(9)	—	—	(9)	—	(9)
Impact on Company’s investment in Wachovia Securities due to addition of A.G. Edwards business, net of tax(1)	—	(109)	—	—	(109)	—	(109)
Impact of adoption of guidance for other-than-temporary impairments of debt securities, net of taxes	—	—	575	(575)	—	—	—
Comprehensive income:
Net income	—	—	2,311	—	2,311	1	2,312
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments				6	6	—	6
Change in net unrealized investment gains				7,332	7,332	—	7,332
Change in pension and postretirement unrecognized net periodic benefit cost				(620)	(620)	—	(620)

Other comprehensive income					6,718	—	6,718

Total comprehensive income					9,029	1	9,030

Balance, December 31, 2009	$2	$18,372	$2,700	$(447)	$20,627	$22	$20,649

(1)	See Note 7

See Notes to Consolidated Financial Statements

PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows

Years Ended December 31, 2009, 2008 and 2007 (in millions)

	2009	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$2,312	$(668)	$1,941
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment (gains) losses, net	2,595	1,480	(453)
Policy charges and fee income	(824)	(761)	(662)
Interest credited to policyholders’ account balances	3,648	2,203	3,025
Depreciation and amortization	(53)	620	53
(Gains) losses on trading account assets supporting insurance liabilities, net	(1,533)	1,364	—
Gain on sale of joint venture in Wachovia Securities	(2,247)	—	—
Change in:
Deferred policy acquisition costs	(569)	(259)	(537)
Future policy benefits and other insurance liabilities	(218)	2,430	1,063
Other trading account assets	(407)	(2,837)	(653)
Income taxes	(90)	(779)	34
Other, net	523	3,209	(189)

Cash flows from operating activities	3,137	6,002	3,622

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	26,552	60,931	81,816
Equity securities, available for sale	765	2,500	3,303
Trading account assets supporting insurance liabilities and other trading account assets	37,183	26,391	—
Commercial mortgage and other loans	3,321	2,594	4,371
Policy loans	968	1,345	778
Other long-term investments	295	1,134	582
Short-term investments	14,604	17,949	12,970
Payments for the purchase/origination of:
Fixed maturities, available for sale	(24,194)	(55,223)	(79,976)
Equity securities, available for sale	(827)	(2,594)	(3,298)
Trading account assets supporting insurance liabilities and other trading account assets	(37,522)	(27,176)	—
Commercial mortgage and other loans	(2,336)	(4,770)	(6,848)
Policy loans	(778)	(968)	(701)
Other long-term investments	(399)	(904)	(1,137)
Short-term investments	(15,449)	(17,854)	(12,179)
Proceeds from sale of joint venture in Wachovia Securities	4,500	—	—
Due to/from parent and affiliates	(982)	(344)	(610)
Other, net	(461)	(561)	(251)

Cash flows from (used in) investing activities	5,240	2,450	(1,180)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	16,297	18,943	16,204
Policyholders’ account withdrawals	(18,466)	(17,712)	(16,157)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	(2,257)	(5,944)	(1,786)
Net change in financing arrangements (maturities 90 days or less)	(3,327)	(3,410)	(745)
Proceeds from the issuance of debt (maturities longer than 90 days)	1,929	7,534	3,463
Repayments of debt (maturities longer than 90 days)	(3,259)	(3,636)	(2,429)
Excess tax benefits from share-based payment arrangements	2	9	40
Capital contribution from parent	—	594	—
Dividends to parent	—	(1,523)	(1,870)
Other, net	(289)	(54)	(18)

Cash flows used in financing activities	(9,370)	(5,199)	(3,298)

Effect of foreign exchange rate changes on cash balances	9	—	(6)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(984)	3,253	(862)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	8,123	4,870	5,732

CASH AND CASH EQUIVALENTS, END OF YEAR	$7,139	$8,123	$4,870

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid	$492	$379	$57

Interest paid	$388	$631	$974

NON-CASH TRANSACTIONS DURING THE YEAR
Impact on Company’s investment in Wachovia Securities due to addition of A.G. Edwards business, net of tax	$(109)	$1,041	$—

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The Company has organized its operations into the Closed Block Business and the Financial Services Businesses. The Closed Block Business consists principally of the Closed Block (see Note 12); assets held outside the Closed Block that Prudential Insurance needs to hold to meet capital requirements related to the Closed Block policies and invested assets held outside the Closed Block that represent the difference between the Closed Block Assets and Closed Block Liabilities and the interest maintenance reserve (collectively, “Surplus and Related Assets”); deferred policy acquisition costs related to Closed Block policies; and certain other related assets and liabilities. Its Financial Services Businesses consist primarily of non-participating individual life insurance, annuities, group insurance, retirement-related services and global commodities sales and trading. The Company also held an equity method investment in the retail securities brokerage joint venture Wachovia Securities Financial Holdings, LLC (“Wachovia Securities”), which was sold on December 31, 2009. See Note 7 for more details on this transaction.

Market Conditions

Some of the Company’s operations were materially adversely affected by the adverse conditions in the global financial markets and general economic conditions that began in the second half of 2007 and continued into the early portion of 2009. The Company’s results of operations and financial condition may be adversely affected, possibly materially, if these conditions recur or current market or economic conditions deteriorate. These economic conditions included, but were not limited to:

•

A period of extreme volatility and limited market liquidity, particularly in the global fixed-income markets, which led to decreased liquidity, increased price volatility, credit downgrade events, depressed valuations and increased probability of default;

•

Markets in the United States and elsewhere experienced extreme and unprecedented volatility and disruption which adversely impacted Prudential Financial’s and the Company’s liquidity, access to capital and cost of capital;

•

Market conditions impacted the Company’s businesses and profitability and a recurrence or further deterioration of these conditions would affect the Company’s businesses and profitability. These impacts include:

•	Profitability of many of the Company’s insurance products are dependent in part on the value of the separate accounts supporting these products;

•

Guaranteed minimum benefits contained in many of the Company’s variable annuity products may be higher than the current account value or pricing assumptions would support requiring material increases to reserves for such products and may cause customers to retain contracts in force in order to benefit from the guarantees, thereby increasing the cost to the Company;

•

The Company impaired value of business acquired (“VOBA”) by $73 million and $234 million during 2009 and 2008, respectively, reflective of market conditions. Market conditions also impacted the amortization of deferred policy acquisition costs, or DAC. A recurrence of or further market deterioration could result in additional acceleration of amortization of DAC or VOBA, as well as an impairment of goodwill.

•

Prudential Financial, Prudential Insurance and Prudential Funding, the commercial paper subsidiary of Prudential Insurance, experienced downgrades in their insurance claims-paying rating and credit ratings issued by rating agencies, including a downgrade of Prudential Insurance’s insurance claims-paying ratings to “A2” from “Aa3,” by Moody’s on March 18, 2009 and a downgrade of Prudential Funding’s short-term debt rating for commercial paper to P-2 from P-1, by Moody’s on August 20, 2009. Prudential Financial, Prudential Insurance or Prudential Funding could experience additional ratings downgrades if conditions recur or deteriorate. Credit and claims-paying ratings are important factors in Prudential Financial’s, Prudential Insurance’s and Prudential Funding’s ability to issue debt and the cost of such financing, potential collateral posting requirements, ability to market products and may impact the level of surrender activity on products Prudential Insurance has issued.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company.

Basis of Presentation

The Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities in which the Company is considered the primary beneficiary. See Note 7 for more information on the Company’s consolidated variable interest entities. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated. The Company has evaluated subsequent events through April 2, 2010, the date these financial statements were issued.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; valuation of business acquired and its amortization; amortization of sales inducements; measurement of goodwill and any related impairment; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits including guarantees; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments and Investment-Related Liabilities

The Company’s principal investments are fixed maturities; trading account assets; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. See Note 19 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount, is included in “Net investment income” under the effective yield

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments, as well as the impact of the Company’s adoption of new authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax, and the effect on deferred policy acquisition costs, valuation of business acquired, deferred sales inducements, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

“Trading account assets supporting insurance liabilities, at fair value” includes invested assets that support certain products which are experience rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

“Other trading account assets, at fair value” consist primarily of investments and certain derivatives, including those used by the Company in its capacity as a broker-dealer. These instruments are carried at fair value. Realized and unrealized gains and losses on these investments and on derivatives used by the Company in its capacity as a broker-dealer are reported “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

Equity securities available for sale are comprised of common stock, mutual fund shares, non-redeemable preferred stock, and perpetual preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, valuation of business acquired, deferred sales inducements, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized “Net investment income” when declared.

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, is included in “Net investment income.” For those loans not reported at fair value, the allowance for losses provides for the risk of credit losses inherent in the lending process and includes a loan specific reserve for each non-performing loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The allowances for losses on these loans are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, based on the Company’s assessment as to the collectability of the principal. The Company discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when the Company has doubts about collectability. When a loan is deemed non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

identified losses considers the current credit composition of the portfolio based on an internal quality rating, as well as property type diversification, the Company’s past loan experience and other relevant factors. Together with historical credit migration and default statistics, the internal quality ratings are used to determine a default probability by loan. Historical loss severity statistics by property type are then applied to arrive at an estimate for incurred but not specifically identified losses. Historical credit migration, default and loss severity statistics are updated each quarter based on the Company’s actual loan experience, and are considered together with other relevant qualitative factors in making the final portfolio reserve calculations. The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on these factors. The gains and losses from the sale of loans, which are recognized when the Company relinquishes control over the loans, as well as changes in the allowance for loan losses, are reported in “Realized investment gains (losses), net.”

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. As part of securities repurchase agreements or securities loaned transactions, the Company transfers either corporate debt securities, or U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company transfers cash as collateral and receives U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies and broker-dealer subsidiaries used to earn spread income are reported as “Net investment income;” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative dealer operations are reported in “Other income.”

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are generally accounted for using the equity method of accounting. In certain instances in which the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, the Company applies the cost method of accounting. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, which is generally received on a one quarter lag. The Company consolidates joint ventures and limited partnerships in certain other

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. The Company’s net income from consolidated joint ventures and limited partnerships is included in the respective revenue and expense line items depending on the activity of the consolidated entity.

The Company’s wholly-owned investment real estate consists of real estate which the Company has the intent to hold for the production of income as well as real estate held for sale. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any writedowns to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for sale is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income due to other-than-temporary impairments are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.” In the period a real estate investment is deemed held for sale and meets all of the discontinued operation criteria, the Company reports all related net investment income and any resulting investment gains and losses as discontinued operations for all periods presented.

Short-term investments primarily consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments. Short-term investments held in the Company’s broker-dealer operations are marked-to-market through “Other income.”

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial mortgage and other loans, fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment, except those derivatives used in the Company’s capacity as a broker or dealer.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

In addition, in April 2009, the Financial Accounting Standards Board (“FASB”) revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. The Company early adopted this guidance on January 1, 2009. Prior to the adoption of this guidance the Company was required to record an other-than-temporary impairment for a debt security unless it could assert that it had both the intent and ability to hold the security for a period of time sufficient to allow for a recovery in its fair value to its amortized cost basis. The revised guidance indicates that an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the guidance requires that

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

the Company analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recognized.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments, when an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these two criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of “Accumulated other comprehensive income (loss).” Prior to the adoption of this guidance in 2009, an other-than-temporary impairment recognized in earnings for debt securities was equal to the total difference between amortized cost and fair value at the time of impairment.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions, and are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Deferred Policy Acquisition Costs

Costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) include commissions, costs of policy issuance and underwriting, and variable field office expenses that are incurred in producing new

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

business. In each reporting period, capitalized DAC is amortized to “General and administrative expense,” net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits, anticipated gross margins, or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

For traditional participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, surrender charges and the performance of hedging programs for embedded derivative features, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach to derive the future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For group annuity contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to gross profits. For group corporate- and trust-owned life insurance contracts, acquisition costs are deferred and amortized in proportion to lives insured. For group and individual long-term care contracts, acquisition expenses are deferred and amortized in proportion to gross premiums. For single premium immediate annuities with life contingencies, and single premium group annuities and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method. For other group life and disability insurance contracts and guaranteed investment contracts, acquisition costs are expensed as incurred.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans, short-term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account. See Note 11 for additional information regarding separate account

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate account assets generally accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included “Other income.” Seed money that the Company invests in separate accounts is reported in the appropriate general account asset line. Investment income and realized investment gains or losses from seed money invested in separate accounts accrues to the Company and is included in the Company’s results of operations.

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, certain restricted assets, broker-dealer related receivables, trade receivables, valuation of business acquired, goodwill, deferred sales inducements, the Company’s investments in operating joint ventures, which include the Company’s investment in Wachovia Securities, which was sold on December 31, 2009, and the Company’s indirect investment in China Pacific Insurance (Group) Co., Ltd. (“China Pacific Group”), property and equipment, and reinsurance recoverables. Other liabilities consist primarily of trade payables, broker-dealer related payables, pension and other employee benefit liabilities, derivative liabilities, and reinsurance payables.

Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years.

As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing the valuation of business acquired (“VOBA”). VOBA is determined by estimating the net present value of future cash flows from contracts in force in the acquired business at the date of acquisition. VOBA includes an explicit adjustment to reflect the cost of capital invested in the business. VOBA balances are subject to recoverability testing, in the manner in which it was acquired, at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. The Company has established a VOBA asset primarily for its deferred annuity, defined contribution and defined benefit businesses. For acquired annuity contracts, future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and benefit payments. In addition, future cash flows with respect to acquired annuity business include the impact of future cash flows expected from the guaranteed minimum death and living benefit provisions, including the performance of hedging programs for embedded derivatives. For acquired defined contribution and defined benefits businesses, contract balances are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. Gross profits are then determined based on investment spreads and the excess of fees and other charges over the costs to administer the contracts. The Company amortizes VOBA over the effective life of the acquired contracts in “General and administrative expenses.” For acquired annuity contracts, VOBA is amortized in proportion to estimated gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. For acquired defined contribution and defined benefit businesses, the majority of VOBA is amortized in proportion to estimated gross profits arising principally from investment spreads and fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The remainder of VOBA is amortized based on estimated gross revenues, fees, or the change in policyholders’ account balances, as applicable. The effect of changes in estimated gross profits on unamortized VOBA is reflected in the period such estimates of expected future profits are revised. See Note 8 for additional information regarding VOBA.

As a result of certain acquisitions, the Company recognizes an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed. Goodwill is assigned to reporting units at the date the goodwill is initially recorded. Once goodwill has been assigned to reporting units, it no longer retains its association with a particular acquisition, and all of the activities within the reporting unit, whether acquired or organically grown, are available to support the value of the goodwill.

The Company tests goodwill for impairment annually as of December 31. The Company’s reporting units are the Financial Services Businesses and the Closed Block Business. The goodwill impairment analysis is a two-step test that is performed at the reporting unit level. The first step, used to identify potential impairment, involves comparing each reporting unit’s fair value to its carrying value including goodwill. If the fair value of a reporting unit exceeds its carrying value, the applicable goodwill is

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Notes to Consolidated Financial Statements

considered not to be impaired. If the carrying value exceeds fair value, there is an indication of a potential impairment and the second step of the test is performed to measure the amount of impairment.

The second step involves calculating an implied fair value of goodwill for each reporting unit for which the first step indicated impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the reporting unit, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination. If the implied fair value of goodwill in the “pro forma” business combination accounting as described above exceeds the goodwill assigned to a reporting unit, there is no impairment. If the goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded “General and administrative expenses” for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to a reporting unit, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted. Management is required to make significant estimates in determining the fair value of a reporting unit including, but not limited to: projected earnings, comparative market multiples, and the risk rate at which future net cash flows are discounted.

See Note 9 for additional information regarding goodwill.

The Company offers various types of sales inducements to policyholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” See Note 11 for additional information regarding sales inducements.

The majority of the Company’s reinsurance recoverables and payables are receivables and corresponding payables associated with the reinsurance arrangements used to effect the Company’s acquisition of the retirement businesses of CIGNA. The remaining amounts relate to other reinsurance arrangements entered into by the Company. For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 13 for additional information about the Company’s reinsurance arrangements.

Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. The Company held an investment in Wachovia Securities which was sold on December 31, 2009. See Note 7 for additional information on investments in operating joint ventures.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity and disability products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. See Note 10 for additional information regarding future policy benefits.

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Notes to Consolidated Financial Statements

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has occurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 11, and certain unearned revenues.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 10 for additional information regarding policyholders’ account balances.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected, the components of which are discussed more fully in Note 12.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive life contracts, and health insurance and long-term care products are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is deferred and recognized into revenue in a constant relationship to the amount of expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 11. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 11.

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Notes to Consolidated Financial Statements

Amounts received as payment for interest-sensitive group and individual life contracts, deferred fixed annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

For group life, other than interest-sensitive group life contracts, and disability insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Other Income

“Other income” includes asset management fees and securities and commodities commission revenues, which are recognized in the period in which the services are performed, interest earned on affiliated notes receivable, realized and unrealized gains and losses from investments classified as “trading” such as “Trading account assets supporting insurance liabilities” and “Other trading account assets,” and short-term investments that are marked-to-market through other income.

Foreign Currency

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of operations and financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related qualifying hedge gains and losses and income taxes, in “Accumulated other comprehensive income (loss).” Gains and losses from foreign currency transactions are reported in either “Accumulated other comprehensive income (loss)” or current earnings in “Other income” depending on the nature of the related foreign currency denominated asset or liability.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities or commodities. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and nonperformance risk used in valuation models.

Derivatives are used in a non-dealer or broker capacity in insurance and treasury operations to manage the characteristics of the Company’s asset/liability mix, to manage the interest rate and currency characteristics of assets or liabilities and to mitigate the risk of a diminution, upon translation to U.S. dollars, of net investments in foreign operations resulting from unfavorable changes

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Notes to Consolidated Financial Statements

in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 21, all realized and unrealized changes in fair value of non-dealer or broker related derivatives, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations, are recorded in current earnings. Cash flows from these derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows.

Derivatives are also used in a derivative dealer or broker capacity in the Company’s securities operations to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Realized and unrealized changes in fair value of derivatives used in these dealer related operations are included in “Other income” in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives are recorded either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities,” in the Consolidated Statements of Financial Position, except for embedded derivatives which are recorded in the Consolidated Statements of Financial Position with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded either in current period earnings if the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or in “Accumulated other comprehensive income (loss)” if the hedge transaction is a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a

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Notes to Consolidated Financial Statements

foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss).”

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments, the identification of which involves judgment. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Other trading account assets,” at fair value.

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Long-term debt in consolidated real estate investment companies is recorded at fair value in accordance with industry standards. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term items the Company intends to refinance on a long-term basis in the near term. See Note 14 for additional information regarding short-term and long-term debt.

Income Taxes

The Company and its eligible domestic subsidiaries file a consolidated federal income tax return that includes both life insurance companies and non-life insurance companies. Subsidiaries operating outside the U.S. are taxed, and income tax expense is recorded, based on applicable foreign statutes.

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Notes to Consolidated Financial Statements

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 18 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In January 2010, the FASB issued updated guidance that clarifies existing guidance on accounting and reporting by an entity that experiences a decrease in ownership of a subsidiary that is a business. The updated guidance states that a decrease in ownership applies to a subsidiary or group of assets that is a business, but does not apply to a sale of in-substance real estate even if it involves a business, such as an ownership interest in a partnership whose only asset is operating real estate. This guidance also affects accounting and reporting by an entity that exchanges a group of assets that constitutes a business for an equity interest in another entity. The updated guidance also expands disclosures about fair value measurements relating to retained investments in a deconsolidated subsidiary or a preexisting interest held by an acquirer in a business combination. The updated guidance is effective in the first interim or annual reporting period ending on or after December 15, 2009, and is applied on a retrospective basis to the first period that the Company adopted the existing guidance, which was as of January 1, 2009. The Company’s adoption of this updated guidance effective December 31, 2009 did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In September 2009, the FASB issued updated guidance for the fair value measurement of investments in certain entities that calculate net asset value per share including certain alternative investment funds. This guidance allows companies to determine the fair value of such investments using net asset value (“NAV”) if the fair value of the investment is not readily determinable and the investee entity issues financial statements in accordance with measurement principles for investment companies. Use of this practical expedient is prohibited if it is probable the investment will be sold at something other than NAV. This guidance also requires new disclosures for each major category of alternative investments. This guidance does not apply to the Company’s investments in joint ventures and limited partnerships that are generally accounted for under the equity method or cost method. It is effective for the first annual or interim reporting period ending after December 15, 2009. The Company’s adoption of this guidance effective December 31, 2009 did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In August 2009, the FASB issued updated guidance for the fair value measurement of liabilities. This guidance provides clarification on how to measure fair value in circumstances in which a quoted price in an active market for the identical liability is not available. This guidance also clarifies that restrictions preventing the transfer of a liability should not be considered as a separate input or adjustment in the measurement of fair value. The Company adopted this guidance effective with the annual reporting period ended December 31, 2009, and the adoption did not have a material impact on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In June 2009, the FASB issued authoritative guidance for the FASB’s Accounting Standards CodificationTM as the source of authoritative U.S. GAAP. The Codification is not intended to change U.S. GAAP but is a new structure which organizes accounting pronouncements by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company’s adoption of this guidance effective with the reporting period ending December 31, 2009 impacts the way the Company references U.S. GAAP standards in the financial statements.

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Notes to Consolidated Financial Statements

In May 2009, the FASB issued authoritative guidance for subsequent events, which addresses the accounting for and disclosure of subsequent events not addressed in other applicable GAAP, including disclosure of the date through which subsequent events have been evaluated. This guidance is effective for interim or annual periods ending after June 15, 2009. The Company’s adoption of this guidance effective with the period ending December 31, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations. The required disclosure of the date through which subsequent events have been evaluated is provided in Note 1.

In April 2009, the FASB revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments. This new guidance amends the other-than-temporary impairment guidance for debt securities and expands the presentation and disclosure requirements of other-than-temporary impairments on debt and equity securities in the financial statements. This guidance also requires that the required annual disclosures for debt and equity securities be made for interim reporting periods. This guidance does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company early adopted this guidance effective January 1, 2009, which resulted in a net after-tax increase to retained earnings and decrease to accumulated other comprehensive income (loss) of $575 million. The disclosures required by this new guidance are provided in Note 4. See “Investments and Investment-Related Liabilities” above for more information.

In April 2009, the FASB revised the authoritative guidance for fair value measurements and disclosures to provide guidance on (1) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities, and (2) identifying transactions that are not orderly. Further, this new guidance requires additional disclosures about fair value measurements in interim and annual periods. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. The Company’s early adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations. The disclosures required by this revised guidance are provided in Note 19.

In April 2009, the FASB revised the authoritative guidance for the accounting for business combinations. This new guidance requires an asset acquired or liability assumed in a business combination that arises from a contingency to be recognized at fair value at the acquisition date, if the acquisition date fair value of that asset or liability can be determined during the measurement period. If the acquisition date fair value of an asset acquired or liability assumed in a business combination that arises from a contingency cannot be determined during the measurement period, the asset or liability shall be recognized at the acquisition date using the authoritative guidance related to accounting for contingencies. This new guidance also amends disclosure requirements. This guidance is effective for assets or liabilities arising from contingencies in business combinations for which the acquisition date is on or after January 1, 2009. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations.

In January 2009, the FASB issued new authoritative guidance that revised other-than-temporary-impairment guidance for beneficial interests in securitized financial assets that are within the scope of the original guidance. The new guidance is effective for interim and annual reporting periods ending after December 15, 2008. The Company’s adoption of this new guidance effective December 31, 2008, did not have a material effect on the Company’s consolidated financial position or results of operations. The required disclosures are provided in Note 4.

In December 2008, the FASB revised the authoritative guidance for employers’ disclosures about postretirement benefit plan assets. This new guidance requires additional disclosures about the components of plan assets, investment strategies for plan assets, significant concentrations of risk within plan assets, and requires disclosures regarding the fair value measurement of plan assets. This guidance is effective for fiscal years ending after December 15, 2009. The Company adopted this guidance effective December 31, 2009. The required disclosures are provided in Note 17.

In December 2008, the FASB revised the authoritative guidance for disclosures by public entities (enterprises) about transfers of financial assets and interests in variable interest entities (“VIE’s”). This new guidance requires enhanced disclosures

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Notes to Consolidated Financial Statements

about transfers of financial assets and interests in VIE’s. This guidance is effective for interim and annual reporting periods ending after December 15, 2008. The Company adopted this guidance effective December 31, 2008. Since this guidance requires only additional disclosures concerning transfers of financial assets and interests in VIE’s, adoption of the guidance did not affect the Company’s consolidated financial position or results of operations. The disclosures required by this guidance are provided in Note 5.

In October 2008, the FASB revised the authoritative guidance on determining the fair value of a financial asset when the market for that asset is not active. This guidance clarifies the application of fair value measurements in a market that is not active and applies to financial assets within the scope of accounting pronouncements that require or permit fair value measurements. The guidance was effective upon issuance, including prior periods for which financial statements had not been issued. The Company’s adoption of this guidance effective September 30, 2008 did not have a material effect on the Company’s consolidated financial position or results of operations.

In September 2008, the FASB issued revised authoritative guidance for disclosures about credit derivatives and certain guarantees that amends existing guidance on this subject. This new guidance requires sellers of credit derivatives and certain guarantees to disclose (a) the nature of the credit derivative, the reason(s) for entering into the credit derivative, approximate term, performance triggers, and the current status of the performance risk; (b) the undiscounted maximum potential amount of future payments the seller could be required to make before considering any recoveries from recourse provisions or collateral; (c) the credit derivative’s fair value; and (d) the nature of any recourse provisions and any collateral assets held to ensure performance. The new guidance also requires the above disclosures for hybrid instruments that contain embedded derivatives and requires disclosure of the current status of the guarantee’s performance risk. This new guidance is effective for interim and annual reporting periods ending after December 15, 2008. The Company’s adoption of this guidance effective December 31, 2008 did not have a material effect on the Company’s consolidated financial position or results of operations. The disclosures required by this guidance are provided in Note 21.

In September 2008, the FASB Emerging Issues Task Force (“EITF”) reached consensus on an issuer’s accounting for liabilities measured at fair value with a third-party credit enhancement. This consensus concluded that (a) the issuer of a liability (including debt) with a third-party credit enhancement that is inseparable from the liability, shall not include the effect of the credit enhancement in the fair value measurement of the liability; (b) the issuer shall disclose the existence of any third-party credit enhancement on such liabilities, and (c) in the period of adoption the issuer shall disclose the valuation techniques used to measure the fair value of such liabilities and disclose any changes from valuation techniques used in prior periods. The Company’s adoption of this guidance on a prospective basis effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations.

In April 2008, the FASB revised the authoritative guidance for the determination of the useful life of intangible assets. This new guidance amends the list of factors an entity should consider in developing renewal or extension assumptions used to determine the useful life of recognized intangible assets. This guidance is effective for fiscal years and interim periods beginning after December 15, 2008, with the guidance for determining the useful life of a recognized intangible asset being applied prospectively to intangible assets acquired after the effective date, and the disclosure requirements being applied prospectively to all intangible assets recognized as of, and after, the effective date. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations.

In March 2008, the FASB issued authoritative guidance for derivative instruments and hedging activities which amends and expands the disclosure requirements for derivative instruments and hedging activities by requiring companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations. The required disclosures are provided in Note 21.

In February 2008, the FASB revised the authoritative guidance for the accounting for transfers of financial assets and repurchase financing transactions. The new guidance provides recognition and derecognition guidance for a repurchase financing

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties, that is entered into contemporaneously with or in contemplation of, the initial transfer. The guidance is effective for fiscal years beginning after November 15, 2008. The Company’s adoption of this guidance on a prospective basis effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position and results of operations.

In February 2008, the FASB revised the authoritative guidance which delays the effective date related to fair value measurements and disclosures for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually), to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations.

In January 2008, the FASB issued authoritative guidance for application of the shortcut method to hedge accounting with respect to the conditions that must be met to apply the shortcut method for assessing hedge effectiveness. This new guidance was effective for hedging relationships designated on or after January 1, 2008. The Company’s adoption of this guidance effective January 1, 2008 did not have a material effect on the Company’s consolidated financial position or results of operations.

In December 2007, the FASB issued authoritative guidance for business combinations which addresses the accounting for business acquisitions, is effective for fiscal years beginning on or after December 15, 2008, with early adoption prohibited, and generally applies to business acquisitions completed after December 31, 2008. Among other things, the new guidance requires that all acquisition-related costs be expensed as incurred, and that all restructuring costs related to acquired operations be expensed as incurred. This new guidance also addresses the current and subsequent accounting for assets and liabilities arising from contingencies acquired or assumed and, for acquisitions both prior and subsequent to December 31, 2008, requires the acquirer to recognize changes in the amount of its deferred tax benefits that are recognizable because of a business combination either in income from continuing operations in the period of the combination or directly in contributed capital, depending on the circumstances. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations, but may have an effect on the accounting for future business combinations.

In December 2007, the FASB issued authoritative guidance for noncontrolling interests in consolidated financial statements. This guidance changes the accounting for minority interests, which are recharacterized as noncontrolling interests and classified by the parent company as a component of equity. Upon adoption, this guidance requires retroactive adoption of the presentation and disclosure requirements for existing noncontrolling interests and prospective adoption for all other requirements. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations, but did affect financial statement presentation and disclosure. Noncontrolling interests, previously reported as a liability, are now required to be reported as a separate component of equity on the statement of financial position. In addition, income attributable to the noncontrolling interests, which was previously reported as an expense in general and administrative expenses and reflected within income from continuing operations is now reported as a separate amount below net income.

In April 2007, the FASB revised the authoritative guidance for offsetting of amounts related to certain contracts. The new guidance permits companies to offset cash collateral receivables or payables with net derivative positions under certain circumstances. This guidance is effective for fiscal years beginning after November 15, 2007 and is required to be applied retrospectively to financial statements for all periods presented. The Company’s adoption of this guidance effective January 1, 2008 did not have a material effect on the Company’s consolidated financial position or results of operations.

In February 2007, the FASB issued authoritative guidance on the fair value option for financial assets and financial liabilities. This guidance provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Consolidated Statements of Operations. The Company’s adoption of this guidance effective January 1, 2008 did not have a material effect on the Company’s consolidated financial position of results of operations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In September 2006, the FASB issued authoritative guidance on fair value measurements. This guidance defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This guidance does not change which assets and liabilities are required to be recorded at fair value, but the application of this guidance could change practices in determining fair value. The Company adopted this guidance effective January 1, 2008. See Note 19 for more information on fair value measurements guidance.

In September 2006, the FASB issued authoritative guidance for employers’ accounting for defined benefit pension and other postretirement plans, which amended previous guidance. This revised guidance requires an employer on a prospective basis to recognize the overfunded or underfunded status of its defined benefit pension and postretirement plans as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through other comprehensive income. The Company adopted this guidance, along with the required disclosures, on December 31, 2006. The revised guidance also requires an employer on a prospective basis to measure the funded status of its plans as of its fiscal year-end. This requirement is effective for fiscal years ending after December 15, 2008. The Company adopted this guidance on December 31, 2008 and the impact of changing from a September 30 measurement date to a December 31 measurement date was a net after- tax increase to retained earnings of $27 million.

In July 2006, the FASB revised the authoritative guidance for accounting for a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease transaction. The new guidance indicates that a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease would require a recalculation of cumulative and prospective income recognition associated with the transaction. The new guidance is effective for fiscal years beginning after December 15, 2006. The Company adopted the new guidance on January 1, 2007 and the adoption resulted in a net after-tax reduction to retained earnings of $84 million, as of January 1, 2007.

In June 2006, the FASB revised the authoritative guidance for accounting for uncertainty in income taxes. See Note 18 for details regarding the adoption of this new guidance on January 1, 2007.

In February 2006, the FASB issued authoritative guidance on accounting for certain hybrid instruments. This guidance eliminates an exception from the requirement to bifurcate an embedded derivative feature from beneficial interests in securitized financial assets. The Company has used this exception for investments the Company has made in securitized financial assets in the normal course of operations, and thus previous to the adoption of this standard has not had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption of the guidance. This statement also provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. If the fair value election is chosen, changes in unrealized gains and losses are reflected in the Consolidated Statements of Operations. The Company’s adoption of this guidance effective January 1, 2007 did not have a material effect on the Company’s consolidated financial position or results of operations.

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants issued authoritative guidance on accounting by insurance enterprises for deferred acquisition costs in connection with modifications or exchanges of insurance contracts. This guidance tells insurance enterprises how to account for deferred acquisition costs, including deferred policy acquisition costs, valuation of business acquired and deferred sales inducements, on internal replacements of certain insurance and investment contracts. The guidance defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract, and was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted this guidance on January 1, 2007, which resulted in a net after-tax reduction to retained earnings of $10 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Future Adoption of New Accounting Pronouncements

In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a variable interest entity (“VIE”). In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company’s involvement with a VIE on its financial statements. This guidance is effective for interim and annual reporting periods beginning after November 15, 2009. The Company’s adoption of this guidance effective January 1, 2010 is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In June 2009, the FASB issued authoritative guidance which changes the accounting for transfers of financial assets, and is effective for transfers of financial assets occurring in interim and annual reporting periods beginning after November 15, 2009. It removes the concept of a qualifying special-purpose entity (“QSPE”) from the guidance for transfers of financial assets and removes the exception from applying the guidance for consolidation of variable interest entities to qualifying special-purpose entities. It changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also defines “participating interest” to establish specific conditions for reporting a transfer of a portion of a financial asset as a sale. Disclosure provisions will be applied to transfers that occurred both before and after January 1, 2010. The Company’s adoption of this guidance effective January 1, 2010 is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

3. ACQUISITIONS AND DISPOSITIONS

Sale of investment in Wachovia Securities

On December 31, 2009 the Company completed the sale of its minority joint venture interest in Wachovia Securities. See Note 7 for more details on this transaction.

Acquisition of a portion of Union Bank of California’s Retirement Business

On December 31, 2007, the Company acquired a portion of the Union Bank of California, N.A’s retirement business for $100 million of cash consideration. In recording the transaction, the entire purchase price was allocated to other intangibles, which are reflected in “Other assets.”

Discontinued Operations

Income (loss) from discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2009	2008	2007
	(in millions)
Real estate investments sold or held for sale(1)	$1	$2	$40
International securities operations(2)	(1)	(1)	8
Healthcare operations(3)	—	2	14

Income from discontinued operations before income taxes	—	3	62
Income tax benefit	—	(2)	(2)

Income from discontinued operations, net of taxes	$—	$5	$64

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $18 million and $5 million, respectively, at December 31, 2009 and $45 million and $8 million, respectively, at December 31, 2008.

(1)	Reflects the income or loss from discontinued real estate investments, primarily related to gains recognized on the sale of real estate properties.

(2)	International securities operations include the European retail transaction-oriented stockbrokerage and related activities of Prudential Securities Group, Inc. The year ended December 31, 2007 includes a $21 million tax benefit associated with the discontinued international securities operations.

(3)	The sale of the Company’s healthcare business to Aetna was completed in 1999. The loss the Company previously recorded upon the disposal of its healthcare business was reduced in each of the years ended December 31, 2008 and 2007. The reductions were primarily the result of favorable resolution of certain legal, regulatory and contractual matters.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment.

4. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) at December 31:

	2009
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI(3)
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$6,635	$383	$300	6,718	$—
Obligations of U.S. states and their political subdivisions	1,304	22	42	1,284	—
Foreign government bonds	1,896	279	11	2,164	1
Corporate securities	65,739	3,622	1,217	68,144	(43)
Asset-backed securities(1)	11,353	117	2,327	9,143	(1,581)
Commercial mortgage-backed securities	9,926	178	151	9,953	—
Residential mortgage-backed securities(2)	8,503	358	59	8,802	(11)

Total fixed maturities, available for sale	$105,356	$4,959	$4,107	106,208	$(1,634)

Equity securities, available for sale	$3,996	$940	$80	$4,856

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3)	Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI,” which, from January 1, 2009, were not included in earnings under new authoritative accounting guidance. Amount excludes $482 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	2008
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$5,470	$1,329	$2	$6,797
Obligations of U.S. states and their political subdivisions	803	26	12	817
Foreign government bonds	1,812	351	61	2,102
Corporate securities	66,941	1,285	7,295	60,931
Asset-backed securities	14,172	99	3,885	10,386
Commercial mortgage-backed securities	10,206	4	1,835	8,375
Residential mortgage-backed securities	7,663	315	130	7,848

Total fixed maturities, available for sale	$107,067	$3,409	$13,220	$97,256

Equity securities, available for sale	$4,378	$239	$987	$3,630

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2009, is as follows:

	Available for Sale
	Amortized Cost	Fair Value
	(in millions)
Due in one year or less	$3,972	$4,015
Due after one year through five years	21,323	22,162
Due after five years through ten years	22,366	23,362
Due after ten years	27,913	28,771
Asset-backed securities	11,353	9,143
Commercial mortgage-backed securities	9,926	9,953
Residential mortgage-backed securities	8,503	8,802

Total	$105,356	$106,208

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2009	2008	2007
	(in millions)
Fixed maturities, available for sale:
Proceeds from sales	$12,133	$51,029	$73,289
Proceeds from maturities/repayments	14,295	9,753	8,746
Gross investment gains from sales, prepayments and maturities	510	715	715
Gross investment losses from sales and maturities	(303)	(524)	(428)

Fixed maturity and equity security impairments:
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings(1)	$(1,333)	$(2,060)	$(149)
Writedowns for impairments of equity securities	(724)	(717)	(35)

(1)	Effective with the adoption of new authoritative guidance on January 1, 2009, excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in “Other comprehensive income (loss)” (“OCI”). The net amount recognized in earnings (“credit loss

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts for the periods indicated.

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI	Year Ended December 31, 2009
(in millions)
Balance, beginning of period	$—
Credit losses remaining in retained earnings related to adoption of new authoritative guidance on January 1, 2009	580
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(240)
Credit loss impairments previously recognized on securities impaired to fair value during the period(1)	(7)
Credit loss impairment recognized in the current period on securities not previously impaired	570
Additional credit loss impairments recognized in the current period on securities previously impaired	623
Increases due to the passage of time on previously recorded credit losses	35
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(41)

Balance, December 31, 2009	$1,520

(1)	Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” at December 31:

	2009		2008
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)		(in millions)
Short-term investments and cash equivalent	$725	$725	$1,232	$1,232
Fixed maturities:
Corporate securities	9,117	9,418	8,803	7,963
Commercial mortgage-backed securities	1,899	1,893	2,335	2,092
Residential mortgage-backed securities	1,434	1,432	708	684
Asset-backed securities	1,022	857	915	635
Foreign government bonds	104	106	8	8
U.S. government authorities and agencies and obligations of U.S. states	91	87	34	35

Total fixed maturities	13,667	13,793	12,803	11,417
Equity securities	164	121	163	68

Total trading account assets supporting insurance liabilities	$14,556	$14,639	$14,198	$12,717

The net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income” were $1,564 million, $(1,362) million and $139 million during the years ended December 31, 2009, 2008 and 2007, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Other Trading Account Assets

The following table sets forth the composition of “Other trading account assets” at December 31:

	2009		2008
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)		(in millions)
Short-term investments and cash equivalents	$—	$—	$1	$1
Fixed maturities:
Asset-backed securities	178	183	44	29
Residential mortgage-backed securities	—	—	—	—
Corporate securities	152	169	193	167
Commercial mortgage-backed securities	50	52	50	39
U.S. government authorities and agencies and obligations of U.S. states	67	71	42	46
Foreign government bonds	—	—	—	—

Total fixed maturities	447	475	329	281
Derivative instruments and other	2,047	2,175	4,024	4,325
Equity securities	209	215	12	16

Total other trading account assets	$2,703	$2,865	$4,366	$4,623

The net change in unrealized gains (losses) from other trading account assets still held at period end, recorded within “Other income” were $(95) million and $253 million during the years ended December 31, 2009 and 2008, respectively.

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans are comprised as follows at December 31:

	2009		2008
	Amount (in millions)	% of Total	Amount (in millions)	% of Total
Commercial mortgage loans by property type
Office buildings	$5,641	21.2%	$5,593	20.2%
Retail stores	5,536	20.8%	5,102	18.5%
Apartment complexes	4,043	15.2%	5,065	18.3%
Industrial buildings	5,824	21.8%	6,255	22.6%
Agricultural properties	1,759	6.6%	1,967	7.1%
Hospitality	1,567	5.9%	1,528	5.5%
Other	2,267	8.5%	2,143	7.8%

Total commercial mortgage loans	26,637	100.0%	27,653	100.0%

Valuation allowance	(478)		(168)

Total net commercial mortgage loans	26,159		27,485

Other loans
Uncollateralized loans	121		220
Collateralized by residential properties	10		12
Other collateralized loans	—		—

Total other loans	131		232
Valuation allowance	(1)		—

Total net other loans	130		232

Total commercial mortgage and other loans	$26,289		$27,717

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The commercial mortgage and other loans are geographically dispersed throughout the United States, Canada and Asia with the largest concentrations in California (25%), New York (10%) and Texas (6%) at December 31, 2009.

Activity in the allowance for losses for all commercial mortgage and other loans, for the years ended December 31, is as follows:

	2009	2008	2007
	(in millions)
Allowance for losses, beginning of year	$168	$84	$97
Addition to/(release of) allowance for losses	411	84	(13)
Charge-offs, net of recoveries	(100)	—	—
Change in foreign exchange	—	—	—

Allowance for losses, end of year	$479	$168	$84

Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. Non-performing commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

	2009	2008
	(in millions)
Non-performing commercial mortgage and other loans with allowance for losses	$568	$17
Non-performing commercial mortgage and other loans with no allowance for losses	—	364
Allowance for losses, end of year	(151)	(6)

Net carrying value of non-performing commercial mortgage and other loans	$417	$375

Non-performing commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $460 million, $208 million and $17 million for 2009, 2008 and 2007, respectively. Net investment income recognized on these loans totaled $24 million, $23 million and $1 million for the years ended December 31, 2009, 2008 and 2007, respectively.

Other Long-term Investments

“Other long-term investments” are comprised as follows at December 31:

	2009	2008
	(in millions)
Joint ventures and limited partnerships:
Real estate related	$562	$664
Non real estate related	1,899	1,899

Total joint ventures and limited partnerships	2,461	2,563
Real estate held through direct ownership	—	—
Other	796	950

Total other long-term investments	$3,257	$3,513

Equity Method Investments

The following tables set forth summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investment in operating joint ventures that are discussed in more detail in Note 7. Changes between periods in the tables below reflect changes in the activities within the joint ventures and limited partnerships, as well as changes in the Company’s level of investment in such entities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	At December 31,
	2009	2008
	(in millions)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate	$3,848	$3,083
Investments in securities	8,528	14,447
Cash and cash equivalents	446	569
Receivables	693	8,474
Property and equipment	43	136
Other assets(1)	825	2,095

Total assets	$14,383	$28,804

Borrowed funds-third party	$2,940	$2,864
Borrowed funds-Prudential	179	417
Payables	833	6,399
Other liabilities(2)	561	1,841

Total liabilities	4,513	11,521
Partners’ capital	9,870	17,283

Total liabilities and partners’ capital	$14,383	$28,804

Equity in partners’ capital included above(3)	$2,219	$3,793
Equity in limited partnership interests not included above	185	217

Carrying value	$2,404	$4,010

(1)	Other assets consist of goodwill, intangible assets and other miscellaneous assets.
(2)	Other liabilities consist of securities repurchase agreements and other miscellaneous liabilities.
(3)	As of December 31, 2008 includes $1.812 billion related to the Company’s minority joint venture interest in Wachovia Securities, which was sold on December 31, 2009. See Note 7 for additional information regarding this sale.

	Years ended December 31,
	2009	2008	2007
	(in millions)
STATEMENTS OF OPERATIONS
Income from real estate investments	$(325)	$54	$75
Income from securities investments	9,529	2,980	5,430
Income from other	78	12	7
Interest expense	(460)	(510)	(360)
Depreciation	(7)	(10)	(1)
Management fees/salary expense	(4,409)	(2,790)	(2,378)
Other expenses	(4,563)	(1,699)	(1,418)

Net earnings (losses)	$(157)	$(1,963)	$1,355

Equity in net earnings (losses) included above(1)	$2,194	$(398)	$451
Equity in net earnings (losses) of limited partnership interests not included above	(28)	(18)	39

Total equity in net earnings (losses)	$2,166	$(416)	$490

(1)	The year ended December 31, 2009 includes a $2.247 billion pre-tax gain related to the sale of the Company’s minority joint venture interest in Wachovia Securities, not included in the detailed financial lines above. See Note 7 for additional information regarding this sale.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2009	2008	2007
	(in millions)
Fixed maturities, available for sale	$6,039	$6,600	$7,331
Equity securities, available for sale	216	227	215
Trading account assets	738	741	708
Commercial mortgage and other loans	1,653	1,670	1,504
Policy loans	479	464	455
Short-term investments and cash equivalents	76	277	464
Other long-term investments	(215)	(10)	459

Gross investment income	8,986	9,969	11,136
Less investment expenses	(393)	(719)	(1,311)

Net investment income	$8,593	$9,250	$9,825

Carrying value for non-income producing assets included in fixed maturities totaled $234 million as of December 31, 2009. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2009.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2009	2008	2007
	(in millions)
Fixed maturities	$(1,126)	$(1,869)	$138
Equity securities	(574)	(754)	342
Commercial mortgage and other loans	(358)	(85)	2
Investment real estate	—	—	1
Joint ventures and limited partnerships	(39)	(45)	78
Derivatives(1)	(501)	1,262	(103)
Other	3	11	(5)

Realized investment gains (losses), net	$(2,595)	$(1,480)	$453

(1)	Includes the offset of hedged items in effective hedge relationships prior to maturity or termination.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss),” or “AOCI.” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) On Investments	Deferred Policy Acquisition Costs and Deferred Sales Inducements	Future Policy Benefits	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2008	$—	$—	$—	$—	$—	$—
Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(1,012)	9	1	—	343	(659)
Net investment gains (losses) on investments arising during the period	565	—	—	—	(203)	362
Reclassification adjustment for (gains) losses included in net income	925	—	—	—	(333)	592
Reclassification adjustment for OTTI losses excluded from net income(1)	(1,630)	—	—	—	587	(1,043)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and deferred sales inducements	—	156	—	—	(56)	100
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	1	—	—	1
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	—	—	—

Balance, December 31, 2009	$(1,152)	$165	$2	$—	$338	$(647)

(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains (Losses) On Investments(1)	Deferred Policy Acquisition Costs and Deferred Sales Inducements	Future Policy Benefits	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2006	$4,073	$(131)	$(1,343)	$(1,865)	$(249)	$485
Net investment gains (losses) on investments arising during the period	(827)	—	—	—	277	(550)
Reclassification adjustment for (gains) losses included in net income	(494)	—	—	—	165	(329)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	27	—	—	(10)	17
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	93	—	(32)	61
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	817	(286)	531
Purchase of fixed maturities from an affiliate	(3)	—	—	—	—	(3)

Balance, December 31, 2007	2,749	(104)	(1,250)	(1,048)	(135)	212
Net investment gains (losses) on investments arising during the period	(15,572)	—	—	—	5,427	(10,145)
Reclassification adjustment for (gains) losses included in net income	2,574	—	—	—	(897)	1,677
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	1,591	—	—	(557)	1,034
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	899	—	(315)	584
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	1,480	(518)	962
Purchase of fixed maturities from an affiliate	(222)	—	—	—	77	(145)

Balance, December 31, 2008	(10,471)	1,487	(351)	432	3,082	(5,821)
Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(320)	15	4	418	(33)	84
Net investment gains (losses) on investments arising during the period	11,564	—	—	—	(3,876)	7,688
Reclassification adjustment for (gains) losses included in net income	797	—	—	—	(279)	518
Reclassification adjustment for OTTI losses excluded from net income(2)	1,630	—	—	—	(587)	1,043
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and deferred sales inducements	—	(1,943)	—	—	681	(1,262)
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	(177)	—	62	(115)
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	(850)	298	(552)

Balance, December 31, 2009	$3,200	$(441)	$(524)	$—	$(652)	$1,583

(1)	Includes cash flow hedges.
(2)	See Note 21 for information on cash flow hedges. Represents transfers out” related to the portion of QTTI losses recognized during the period that were not recognized in earnings for securities with no prior QTTI loss.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The table below presents net unrealized gains (losses) on investments by asset class at December 31:

	2009	2008	2007
	(in millions)
Fixed maturity securities on which an OTTI loss has been recognized	$(1,152)	$—	$—
Fixed maturity securities, available for sale – all other	2,004	(9,811)	1,801
Equity securities, available for sale	860	(748)	578
Derivatives designated as cash flow hedges(1)	(242)	(115)	(211)
Other investments	578	203	581

Net unrealized gains (losses) on investments	$2,048	$(10,471)	$2,749

(1)	See Note 21 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, at December 31:

	2009
	Less than twelve months(1)		Twelve months or more(1)		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$2,676	$200	$403	$100	$3,079	$300
Obligations of U.S. states and their political subdivisions	881	42	8	—	889	42
Foreign government bonds	254	4	42	7	296	11
Corporate securities	7,867	251	9,830	966	17,697	1,217
Commercial mortgage-backed securities	1,279	18	2,809	133	4,088	151
Asset-backed securities	1,329	553	5,621	1,774	6,950	2,327
Residential mortgage-backed securities	1,309	17	394	42	1,703	59

Total	$15,595	$1,085	$19,107	$3,022	$34,702	$4,107

(1)	The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new authoritative guidance related to other-than-temporary impairments of debt securities on January 1, 2009.

	2008
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$631	$2	$—	$—	$631	$2
Obligations of U.S. states and their political subdivisions	296	11	7	1	303	12
Foreign government bonds	467	50	26	11	493	61
Corporate securities	30,309	3,708	12,974	3,587	43,283	7,295
Commercial mortgage-backed securities	5,305	1,056	3,001	779	8,306	1,835
Asset-backed securities	4,027	1,664	5,531	2,221	9,558	3,885
Residential mortgage-backed securities	433	93	353	37	786	130

Total	$41,468	$6,584	$21,892	$6,636	$63,360	$13,220

The gross unrealized losses at December 31, 2009 and 2008 are composed of $2,523 million and $9,995 million related to high or highest quality securities based on NAIC or equivalent rating and $1,584 million and $3,225 million related to other than high or highest quality securities based on NAIC or equivalent rating, respectively. At December 31, 2009, $2,386 million of the gross unrealized losses represented declines in value of greater than 20%, $202 million of which had been in that position for less than six months, as compared to $8,912 million at December 31, 2008 that represented declines in value of greater than 20%, $8,129 million of which had been in that position for less than six months. At December 31, 2009, the $3,022 million of gross unrealized losses of twelve months or more were concentrated in asset backed securities, and in the manufacturing and service

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

sectors of the Company’s corporate securities. At December 31, 2008, the $6,636 million of gross unrealized losses of twelve months or more were concentrated in asset backed securities, manufacturing sector of the Company’s corporate securities, and in the commercial mortgage-backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2009 or 2008. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2009, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, at December 31:

	2009
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$535	$60	$144	$20	$679	$80

	2008
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$2,182	$971	$29	$16	$2,211	$987

At December 31, 2009, $22 million of the gross unrealized losses represented declines of greater than 20%, $20 million of which had been in that position for less than six months. At December 31, 2008, $878 million of the gross unrealized losses represented declines of greater than 20%, $738 million of which had been in that position for less than six months. Perpetual preferred securities have characteristics of both debt and equity securities. Since an impairment model similar to fixed maturity equities is applied to these securities, an other-than-temporary impairment has not been recognized on certain perpetual preferred securities that have been in a continuous loss position for twelve months or more as of December 31, 2009 and 2008. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these securities was not warranted at December 31, 2009 or 2008.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and collateralized borrowings. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2009	2008
	(in millions)
Fixed maturities, available for sale	$12,228	$14,693
Trading account assets supporting insurance liabilities	388	455
Other trading account assets	340	487
Separate account assets	3,908	4,550
Equity Securities	221	199

Total securities pledged	$17,085	$20,384

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

As of December 31, 2009, the carrying amount of the associated liabilities supported by the pledged collateral was $16,752 million. Of this amount, $5,735 million was “Securities sold under agreements to repurchase,” $4,028 million was “Separate account liabilities,” $2,802 million was “Cash collateral for loaned securities,” $2,000 million was “Long-term debt,” and $2,187 million was “Other Liabilities.” As of December 31, 2008, the carrying amount of the associated liabilities supported by the pledged collateral was $18,751 million. Of this amount, $7,501 million was “Securities sold under agreements to repurchase,” $4,641 million was “Separate account liabilities,” $3,429 million was “Cash collateral for loaned securities,” $2,000 million was “Long-term debt,” and $1,000 million was “Short-term debt.”

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts and securities purchased under agreements to resell. The fair value of this collateral was approximately $196 million and $2,856 million at December 31, 2009 and 2008, respectively, all of which, for both periods, had either been sold or repledged.

Assets of $46 million and $45 million at December 31, 2009 and 2008, respectively, were on deposit with governmental authorities or trustees. Additionally, assets carried at $693 million and $696 million at December 31, 2009 and 2008, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Securities restricted as to sale amounted to $231 million and $538 million at December 31, 2009 and 2008, respectively. These amounts include member and activity based stock associated with memberships in the Federal Home Loan Banks of New York and Boston. Restricted cash and securities of $2,620 million and $4,382 million at December 31, 2009 and 2008, respectively, were included in “Other assets.” The restricted cash and securities primarily represent funds deposited by clients and funds accruing to clients as a result of trades or contracts.

5. VARIABLE INTEREST ENTITIES

In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns, the Company would be deemed to be the VIE’s “primary beneficiary” and would be required to consolidate the VIE.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but over which the Company does not exercise control. The Company’s position in the capital structure and/or relative size indicates that the Company is the primary beneficiary. The Company has not provided material financial or other support that was not contractually required to these VIEs. The table below reflects the carrying amount and balance sheet caption in which the assets and liabilities of these consolidated VIEs are reported. The creditors of each consolidated VIE have recourse only to the assets of that VIE.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	December 31,
	2009	2008
	(in millions)
Fixed maturities, available for sale	$41	$—
Trading account assets supporting insurance liabilities	7	—
Other long-term investments	9	6
Cash and cash equivalents	—	4
Separate account assets	38	91

Total assets of consolidated VIEs	$95	$101

Other liabilities	$—	$4
Separate account liabilities	38	91

Total liabilities of consolidated VIEs	$38	$95

In addition, not reflected in the table above, the Company has created a trust that is a VIE, to facilitate Prudential Insurance’s Funding Agreement Notes Issuance Program (“FANIP”). The trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance with the proceeds of such notes. The trust is the beneficiary of an indemnity agreement with the Company that provides that the Company is responsible for costs related to the notes issued with limited exception. As a result, the Company has determined that it is the primary beneficiary of the trust, which is therefore consolidated.

The funding agreements represent an intercompany transaction that is eliminated upon consolidation. However, in recognition of the security interest in such funding agreements, the trust’s medium-term note liability of $4,927 million and $7,130 million at December 31, 2009 and 2008, respectively, is classified within “Policyholders’ account balances.” Creditors of the trust have recourse to Prudential Insurance if the trust fails to make contractual payments on the medium-term notes. The Company has not provided material financial or other support that was not contractually required to the trust.

Significant Variable Interests in Unconsolidated Variable Interest Entities

The Company may invest in debt or equity securities issued by certain asset-backed investment vehicles (commonly referred to as collateralized debt obligations, or “CDOs”) that are managed by an affiliated company. CDOs raise capital by issuing debt securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company’s maximum exposure to loss resulting from its relationship with unconsolidated CDOs managed by affiliates is limited to its investment in the CDOs, which was $380 million and $384 million at December 31, 2009 and 2008, respectively. These investments are reflected in “Fixed maturities, available for sale.” The fair value of assets held within these unconsolidated VIEs was $3,421 million as of December 31, 2009. There are no liabilities associated with these unconsolidated VIEs on the Company’s balance sheet.

The Company has an investment in a note receivable issued by an affiliated VIE. This VIE issued notes to the Company in consideration for certain fixed maturity assets sold by the Company in December 2009. The total assets of this VIE at December 31, 2009 were approximately $1.9 billion and consisted of fixed maturity securities. The market value and book value of the notes issued by the VIE and held by the Company at December 31, 2009 was $1.4 billion. The Company’s maximum exposure to loss is $1.4 billion as of December 31, 2009.

In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs. These structured investments typically invest in fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided material financial or other support that was not contractually required to these structures. The Company

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

has determined that it is not the primary beneficiary of these structures due to its relative size and position in the capital structure of these entities.

Included among these structured investments are asset-backed securities issued by VIEs that manage investments in the European market. In addition to a stated coupon, each investment provides a return based on the VIE’s portfolio of assets and related investment activity. The market value of these VIEs was approximately $6 billion as of December 31, 2009 and these VIEs were financed primarily through the issuance of notes similar to those purchased by the Company. The Company generally accounts for these investments as available for sale fixed maturities containing embedded derivatives that are bifurcated and marked-to-market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio. The Company’s variable interest in each of these VIEs represents less than 50% of the only class of variable interests issued by the VIE. The Company’s maximum exposure to loss from these interests was $703 million and $528 million at December 31, 2009 and 2008, respectively, which includes the fair value of the embedded derivatives.

6. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2009	2008	2007
	(in millions)
Balance, beginning of year	$8,538	$6,687	$6,129
Capitalization of commissions, sales and issue expenses	1,053	914	954
Amortization	(483)	(654)	(417)
Change in unrealized investment gains and losses	(1,760)	1,591	27
Impact of adoption of guidance on accounting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts	—	—	(6)
Other(1)	(34)	—	—

Balance, end of year	$7,314	$8,538	$6,687

(1)	Other represents DAC written off against additional paid in capital under Funding Agreement termination. See Note 20 for additional discussion.

7. INVESTMENTS IN OPERATING JOINT VENTURES

The Company has made investments in certain joint ventures that are strategic in nature and made other than for the sole purpose of generating investment income. These investments are accounted for under the equity method of accounting and are included in “Other assets” in the Company’s Consolidated Statements of Financial Position. The earnings from these investments are included on an after-tax basis in “Equity in earnings of operating joint ventures, net of taxes” in the Company’s Consolidated Statements of Operations. Investments in operating joint ventures include the Company’s former investment in Wachovia Securities, which was sold on December 31, 2009, as well as an indirect investment in China Pacific Group. The summarized financial information for the Company’s operating joint ventures has been included in the summarized combined financial information for all significant equity method investments shown in Note 4.

Investment in Wachovia Securities

On July 1, 2003, the Company combined its retail securities brokerage and clearing operations with those of Wachovia Corporation (“Wachovia”) and formed Wachovia Securities Financial Holdings, LLC (“Wachovia Securities”), a joint venture headquartered in St. Louis, Missouri. The transaction included the contribution of certain assets and liabilities of the Company’s securities brokerage operations; however, the Company retained certain assets and liabilities related to the contributed operations,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

including liabilities for certain litigation and regulatory matters. The Company and Wachovia each agreed to indemnify the other for certain losses, including losses resulting from litigation and regulatory matters relating to certain events arising from the operations of their respective contributed businesses prior to March 31, 2004. On December 31, 2008, Wachovia merged with and into Wells Fargo & Company (“Wells Fargo”), which succeeded to Wachovia’s rights and obligations under the joint venture arrangements.

On December 31, 2009, the Company completed the sale of its minority joint venture interest in Wachovia Securities, which includes Wells Fargo Advisors, to Wells Fargo. At the closing, the Company received $4.5 billion in cash as the purchase price of its joint venture interest and de-recognized the carrying value of its investment in the joint venture and the carrying value of the “lookback” option described below. For the year ended December 31, 2009, “Equity in earnings of operating joint ventures, net of taxes” includes the associated pre-tax gain on the sale of $2.247 billion. In addition, “General and administrative expenses” includes certain one-time costs related to the sale of the joint venture interest of $89 million, for pre-tax compensation costs and costs related to increased contributions to the Company’s charitable foundation.

In addition, following the closing, the Company received $418 million in payment of the principal of and accrued interest on the subordinated promissory note in the principal amount of $417 million that had been issued by Wachovia Securities in connection with the establishment of the joint venture.

On October 1, 2007, Wachovia completed the acquisition of A.G. Edwards, Inc. (“AG. Edwards”) and on January 1, 2008 contributed the retail securities brokerage business of A.G. Edwards to the joint venture. Wachovia’s contribution of this business entitled the Company to elect a “lookback” option (which the Company exercised) permitting the Company to delay for a period of two years ending on January 1, 2010, the decision on whether or not to make payments to avoid or limit dilution of its 38% ownership interest in the joint venture or, alternatively, to “put” its joint venture interests to Wachovia based on the appraised value of the joint venture, excluding the A.G. Edwards business, as of January 1, 2008, the date of the combination of the A.G. Edwards business with Wachovia Securities. During this “lookback” period, the Company’s share in the earnings of the joint venture and one-time costs associated with the combination of the A.G. Edwards business with Wachovia Securities was based on the Company’s diluted ownership level. Based upon the existing agreements and the Company’s estimates of the values of the A.G. Edwards business and the joint venture excluding the A.G. Edwards business, the Company adjusted the carrying value of its ownership interest in the joint venture effective as of January 1, 2008 to reflect the addition of the A.G. Edwards business and the dilution of the Company’s 38% ownership interest and to record the value of the above described rights under the “lookback” option. The Company accordingly recognized a corresponding increase to “Additional paid-in capital” of $1 .041 billion, net of tax, which represented the excess of the estimated value of the Company’s share of the A.G. Edwards business received (of approximately $1.444 billion) and the estimated value of the “lookback” option acquired (of approximately $580 million) over the carrying value of the portion of the Company’s ownership interest in Wachovia Securities that was diluted (of approximately $422 million), net of taxes (of approximately $561 million). In connection with the sale of the Company’s interest in the joint venture to Wells Fargo on December 31, 2009, the Company’s final diluted ownership percentage in the joint venture for 2008 and 2009 was established as 23%. On December 31, 2009, the Company recognized a decrease to “Additional paid-in capital” of $109 million, net of tax, and a true-up to the Company’s 2008 and 2009 earnings from the joint venture of $15 million, net of tax based on the difference between the diluted ownership percentage previously used to record earnings and the final diluted ownership percentage.

On August 15, 2008, Wachovia announced that it had reached an agreement in principle for a global settlement of investigations concerning the underwriting, sale and subsequent auction of certain auction rate securities by subsidiaries of Wachovia Securities and had recorded an increase to legal reserves. The Company’s recorded share of pre-tax losses from the joint venture for the year ended December 31, 2008 included $355 million related to the impact of this item on our share of the equity earnings of the joint venture.

The Company’s investment in Wachovia Securities, excluding the value of the “lookback” option, was $1.812 billion as of December 31, 2008. The Company recognized pre-tax equity earnings (losses) from Wachovia Securities of $2.288 billion for the year ended December 31, 2009, including the gain on the sale of $2.247 billion. The Company’s recognized pre-tax equity earnings (losses) from Wachovia Securities of $(331) million and $370 million for the years ended December 31, 2008 and 2007,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

respectively. The income tax expense associated with these equity earnings was $805 million for the year ended December 31, 2009, including $790 million associated with the gain on the sale. The income tax expense (benefit) associated with these equity earnings (losses) was $(110) million and $146 million for the years ended December 31, 2008 and 2007, respectively. Dividends received from the investment in Wachovia Securities were $23 million, $104 million and $366 million for the years ended December 31, 2009, 2008 and 2007, respectively.

Investment in China Pacific Group

The Company has made an indirect investment in China Pacific Group, a Chinese insurance operation. The carrying value of this operating joint venture was $528 million and $217 million, as of December 31, 2009 and December 31, 2008, respectively. The indirect investment in China Pacific Group includes unrealized changes in market value, which are included in accumulated other comprehensive income and relate to the market price of China Pacific Group’s publicly traded shares, which began trading on the Shanghai Exchange in 2007 and as of fourth quarter of 2009 are currently trading on the Hong Kong exchange. The Company recognized combined after-tax equity earnings from this operating joint venture of $3 million and $3 million for the years ended December 31, 2009 and 2008, respectively. There were no earnings recognized by the Company for this joint venture for the year ended December 31, 2007. Dividends received from this investment were $5 million and $4 million for the years ended December 31, 2009 and 2008, respectively. No dividends were received from this investment for the year ended December 31, 2007.

8. VALUATION OF BUSINESS ACQUIRED

The balances of and changes in VOBA as of and for the years ended December 31, are as follows:

	2009	2008	2007
	(in millions)
Balance, beginning of year	$437	$765	$898
Amortization(1)	(171)	(369)	(173)
Interest(2)	19	41	49
Impact of adoption of guidance on accounting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts	—	—	(9)

Balance, end of year	$285	$437	$765

(1)	The VOBA balances at December 31, 2009 were $0 million and $285 million related to the insurance transactions associated with the Allstate Corporation (“Allstate”) and CIGNA, respectively. The weighted average remaining expected life was approximately 17 years for the VOBA related to CIGNA.
(2)	The interest accrual rates vary by product. The interest rates for 2009 were 5.42% and 6.90% for the VOBA related to Allstate and CIGNA, respectively. The interest rates for 2008 were 5.42% and 7.30% for the VOBA related to Allstate and CIGNA, respectively. The interest rates for 2007 were 5.48% and 8.00% for the VOBA related to Allstate and CIGNA, respectively.

During the first quarter of 2009 and the fourth quarter of 2008, the Company recognized impairments of $73 million and $234 million, respectively, related to the VOBA associated with the Allstate acquisition. These impairments are included on the Amortization line in the table above. The impairment recorded in 2009 represented the remaining VOBA balance associated with the Allstate acquisition. These impairments are reflective of the deterioration in the financial markets, which resulted in additional market depreciation within the separate account assets and corresponding decreases in fee income and overall expected future earnings for this business. These impairments were determined using discounted present value of future estimated gross profits. Since the VOBA balance was completely impaired for these contracts, it cannot be reestablished for market value appreciation in subsequent periods.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The following table provides estimated future amortization, net of interest, for the periods indicated.

VOBA Amortization
(in millions)
2010	$4
2011	2
2012	1
2013	1
2014	1
2015 and thereafter	276

Total	$285

9. GOODWILL AND OTHER INTANGIBLES

Goodwill

The changes in the book value of goodwill are as follows:

Goodwill
(in millions)
Balance at January 1, 2007:
Goodwill	$619
Accumulated Impairment Losses	—

Net Balance at January 1, 2007	619

2007 Activity:
Other(1)	1

Balance at December 31, 2007:
Goodwill	620
Accumulated Impairment Losses	—

Net Balance at December 31, 2007	620

2008 Activity:
Acquisitions	106
Other(1)	(1)

Balance at December 31, 2008:
Goodwill	725
Accumulated Impairment Losses	—

Net Balance at December 31, 2008	725

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

2009 Activity:
Other(1)	2

Balance at December 31, 2009:
Goodwill	727
Accumulated Impairment Losses	—

Net Balance at December 31, 2009	$727

(1)	Other represents foreign currency translation.

The Company tests goodwill for impairment annually as of December 31 as discussed in further detail in Note 2. The Company performed goodwill impairment testing for the entire goodwill balance at December 31, 2009, all of which is in the Financial Services Business reporting unit. There were no goodwill impairment charges during 2009, 2008 or 2007.

Other Intangibles

Other intangible balances at December 31, are as follows:

	2009			2008
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in millions)
Subject to amortization:
Customer relationships	$174	$(18)	$156	$175	$(10)	$165
Other	23	(20)	3	22	(16)	6

Total	$197	$(38)	$159	$197	$(26)	$171

Amortization expense for other intangibles was $12 million, $7 million and $6 million for the years ending December 31, 2009, 2008 and 2007, respectively. Amortization expense for other intangibles is expected to be approximately $13 million in 2010, $11 million in 2011, $12 million in 2012 and 2013 and $11 million in 2014.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

10. POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2009	2008
	(in millions)
Life Insurance	$56,617	$56,060
Individual and group annuities and supplementary contracts	14,727	14,174
Other contract liabilities	3,546	4,556

Subtotal future policy benefits excluding unpaid claims and claim adjustment expenses	74,890	74,790
Unpaid claims and claim adjustment expenses	2,207	2,073

Total future policy benefits	$77,097	$76,863

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned revenue and certain other reserves for group, annuities and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%. Participating insurance represented 13% and 15% of domestic individual life insurance in force at December 31, 2009 and 2008, respectively, and 83%, 85% and 87% of domestic individual life insurance premiums for 2009, 2008 and 2007, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 1.7% to 8.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 1.0% to 14.8%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience, except for example, certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves. The interest rates used in the determination of the present values range from 1.1% to 6.5%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long-duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $1,649 million and $1,451 million as of December 31, 2009 and 2008, respectively, are included “Future policy benefits”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

with respect to these deficiencies, of which $490 million and $200 million as of December 31, 2009 and 2008, respectively, relate to net unrealized gains on securities classified as available for sale.

The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 11 and are primarily reflected in Other contract liabilities in the table above.

Unpaid claims and claim adjustment expenses primarily reflect the Company’s estimate of future disability claim payments and expenses as well as estimates of claims incurred but not yet reported as of the balance sheet dates related to group disability products. Unpaid claim liabilities are discounted using interest rates ranging from 0% to 6.35%.

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2009	2008
	(in millions)
Individual annuities	$9,148	$8,735
Group annuities	20,258	18,942
Guaranteed investment contracts and guaranteed interest accounts	13,049	13,152
Funding agreements	8,395	10,787
Interest-sensitive life contracts	7,069	6,674
Dividend accumulation and other	13,735	12,909

Total policyholders’ account balances	$71,654	$71,199

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included “Funding agreements” at December 31, 2009 and 2008, are $4,996 million and $7,234 million, respectively, related to the Company’s FANIP product which is carried at amortized cost, adjusted for the effective portion of changes in fair value of qualifying derivative financial instruments. For additional details on the FANIP product see Note 5. The interest rates associated with such notes range from 0.4% to 5.6%. Also included in funding agreements at December 31, 2009 and 2008 are $1,814 and $3,496 million, respectively, of affiliated funding agreements with Prudential Financial in support of a retail note issuance program to financial wholesalers. Interest crediting rates range from 0% to 7.9% for interest- sensitive life contracts and from 0% to 13.4% for contracts other than interest-sensitive life. Less than 1% of policyholders’ account balances have interest crediting rates in excess of 8%.

11. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2009, 2008 and 2007, there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits”. As of December 31, 2009 and 2008, the Company had the following guarantees associated with these contracts, by product and guarantee type:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	December 31, 2009		December 31, 2008
	In the Event of Death	At Annuitization/ Accumulation(1)	In the Event of Death	At Annuitization/ Accumulation(1)
	(dollars in millions)
Variable Annuity Contracts

Return of net deposits
Account value	$11,706	$26	$7,064	$23
Net amount at risk	$401	$2	$1,314	$6
Average attained age of contractholders	61 years	66 years	62 years	65 years

Minimum return or contract value
Account value	$17,588	$16,370	$15,369	$10,281
Net amount at risk	$4,302	$1,835	$7,174	$3,157
Average attained age of contractholders	66 years	62 years	65 years	62 years
Average period remaining until earliest expected annuitization	N/A	2 years	N/A	3 years

(1)	Includes income and withdrawal benefits as described herein.

	December 31, 2009		December 31, 2008
	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value
	(in millions)
Variable Annuity Contracts
Market value adjusted annuities
Account value	$370	$378	$408	$409

	December 31,
	2009	2008
	In the Event of Death
	(dollars in millions)
Variable Life, Variable Universal Life and Universal Life Contracts
No lapse guarantees
Separate account value	$2,158	$1,603
General account value	$1,518	$1,216
Net amount at risk	$49,988	$45,408
Average attained age of contractholders	50 years	50 years

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2009	2008
	(in millions)
Equity funds	$10,727	$10,180
Bond funds	3,208	2,715
Balanced funds	10,507	4,491
Money market funds	911	1,232
Other	516	394

Total	$25,869	$19,012

In addition to the amounts invested in separate account investment options above, $3,425 million at December 31, 2009 and $3,421 million at December 31, 2008 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities, either written directly by the Company or assumed by the Company via reinsurance for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”), and guaranteed minimum income and withdrawal benefits (“GMIWB”) features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 19 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in “Future policy benefits.” As discussed below, the Company maintains a portfolio of derivative investments that serve as a partial economic hedge of the risks associated with these products, for which the changes in fair value are also recorded in “Realized investment gains (losses), net.” This portfolio of derivatives investments does not qualify for hedge accounting treatment under U.S. GAAP.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	GMDB		GMIB	GMAB/ GMWB/ GMIWB
	Variable Life, Variable Universal Life and Universal Life	Variable Annuity	Variable Annuity	Variable Annuity
	(in millions)
Balance at January 1, 2007	$26	$46	$24	$(9)
Incurred guarantee benefits(1)	29	31	26	78
Paid guarantee benefits and other	—	(35)	—	—
Impact of adoption of guidance on accounting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts	—	—	—	2

Balance at December 31, 2007	55	42	50	71

Incurred guarantee benefits(1)	32	329	197	1,101
Paid guarantee benefits and other	(1)	(87)	—	—

Balance at December 31, 2008	86	284	247	1,172

Incurred guarantee benefits(1)	64	(11)	(21)	(1,114)
Paid guarantee benefits and other	(7)	(158)	(32)	—

Balance at December 31, 2009	$143	$115	$194	$58

(1)	Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The GMIWB features predominantly present a benefit that provides a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option guarantees that, upon the election of such benefit, a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal; (2) cumulative deposits when withdrawals commence, less cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contract holder can, upon the election of this benefit, withdraw a lesser amount each year for the annuitant’s life based on the total guaranteed balance. The withdrawal or income benefit can be elected by the contract holder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Liabilities for guaranteed benefits include amounts assumed from affiliates of $14 million and $58 million as of December 31, 2009 and December 31, 2008, respectively. See Note 13 for amounts recoverable from reinsurers relating to the ceding of certain embedded derivative liabilities associated with these guaranteed benefits, which are not reflected in the tables above.

As part of its risk management strategy, the Company hedges or limits its exposure to these risks, excluding those risks that have been deemed suitable to retain, through a combination of product design elements, such as an automatic rebalancing element, and externally purchased hedging instruments, such as equity options and interest rate derivatives. The automatic rebalancing element included in the design of certain optional living benefits transfers assets between the variable investments selected by the annuity contractholder and, depending on the benefit feature, fixed income investments backed by the Company’s general account or a separate account bond portfolio. The transfers are based on a static mathematical formula which considers a number of factors, including the performance of the contractholder-selected investments. In general, negative investment performance results in transfers to fixed income investments backed by the Company’s general account or a separate account bond portfolio, and positive investment performance results in transfers back to contractholder-selected investments. Other product design elements utilized for certain products to manage these risks include asset allocation and minimum purchase age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into those that include the automatic rebalancing element, including certain GMIWB riders and certain GMAB riders; and those that do not include the automatic rebalancing element, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the automatic rebalancing element also include GMDB riders, and as such the GMDB risk in these riders also benefits from the automatic rebalancing element.

Sales Inducements
The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit, (2) additional credits after a certain number of years a contract is held and (3) enhanced interest crediting rates that are higher than the normal general account interest rate credited in certain product lines. Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Sales Inducements
(in millions)
Balance at January 1, 2007	$203
Capitalization	62
Amortization	(25)
Change in unrealized gain/(loss) on investments	—
Impact of adoption of guidance on accounting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts	(1)

Balance at December 31, 2007	239

Capitalization	74
Amortization	(16)
Change in unrealized gain/(loss) on investments	—

Balance at December 31, 2008	297

Capitalization	97
Amortization	(51)
Change in unrealized gain/(loss) on investments	(28)

Balance at December 31, 2009	$315

12. CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The Closed Block forms the principal component of the Closed Block Business.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in “Accumulated other comprehensive income (loss)”) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings.

As of January 1, 2009, the Company recognized an adjusted cumulative earnings policyholder dividend obligation of $851 million to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings, which reflects a cumulative adjustment of $418 million related to the Company’s adoption of the revised authoritative guidance for the recognition and presentation of other-than-temporary impairments, effective January 1, 2009. See Note 2 for more information on the adoption of the new authoritative guidance for the recognition and presentation of other-than-temporary impairments. However, due to the accumulation of net unrealized investment losses that had arisen subsequent to the establishment of the Closed Block, the total policyholder dividend obligation balance was reduced to zero through “Accumulated other comprehensive income (loss),” as of December 31, 2008 and at January 1, 2009. Actual cumulative earnings are below the expected cumulative earnings by $601 million, as of December 31, 2009, thereby eliminating the cumulative earnings policyholder dividend obligation until this amount is recovered. Furthermore, the accumulation of net unrealized investment gains as of December 31, 2009 that have arisen subsequent to the establishment of the Closed Block, are not sufficient to overcome the cumulative earnings shortfall, and therefore, the total policyholder dividend obligation balance remains at zero. See the table below for changes in the components of the policyholder dividend obligation for the years ended December 31, 2009 and 2008.

On December 8, 2009, Prudential Insurance’s Board of Directors acted to reduce the dividends payable in 2010 on Closed Block policies. This decrease reflects the deterioration in investment results and resulted in a $98 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2009. On December 19, 2008, Prudential Insurance’s Board of Directors acted to reduce the dividends payable in 2009 on Closed Block policies. This decrease also reflected the deterioration in investment results and resulted in a $187 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2008. On December 11, 2007, Prudential Insurance’s Board of Directors acted to increase the dividends payable in 2008 on Closed Block policies. This increase reflected improved mortality, as well as investment gains. These actions resulted in an $89 million increase in the liability for policyholder dividends recognized in the year ended December 31, 2007.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

	2009	2008
	(in millions)
Closed Block Liabilities
Future policy benefits	$51,774	$51,763
Policyholders’ dividends payable	926	1,036
Policyholders’ dividend obligation	—	—
Policyholders’ account balances	5,588	5,622
Other Closed Block liabilities	4,300	5,724

Total Closed Block Liabilities	62,588	64,145

Closed Block Assets
Fixed maturities, available for sale, at fair value	38,448	35,345
Other trading account assets, at fair value	166	120
Equity securities, available for sale, at fair value	3,037	2,354
Commercial mortgage and other loans	7,751	8,129
Policy loans	5,418	5,423
Other long-term investments	1,597	1,676
Short-term investments	1,218	1,340

Total investments	57,635	54,387
Cash and cash equivalents	662	1,779
Accrued investment income	608	615
Other Closed Block assets	307	409

Total Closed Block Assets	59,212	57,190

Excess of reported Closed Block Liabilities over Closed Block Assets	3,376	6,955
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains (losses)	231	(4,371)
Allocated to policyholder dividend obligation	—	433

Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$3,607	$3,017

Information regarding the policyholder dividend obligation is as follows:

	2009	2008
	(in millions)
Balance, January 1	$—	$1,779
Impact from earnings allocable to policyholder dividend obligation	(851)	(299)
Change in net unrealized investment gains (losses) allocated to policyholder dividend obligation(1)	851	(1,480)

Balance, December 31	$—	$—

(1)	For 2009, this amount was capped to the extent of earnings allocable to policyholder dividend obligation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Closed Block revenues and benefits and expenses for the years ended December 31, 2009, 2008 and 2007 were as follows:

	2009	2008	2007
	(in millions)
Revenues
Premiums	$3,250	$3,608	$3,552
Net investment income	2,907	3,154	3,499
Realized investment gains (losses), net	(1,219)	(8)	584
Other income	102	15	51

Total Closed Block revenues	5,040	6,769	7,686

Benefits and Expenses
Policyholders’ benefits	3,762	4,087	4,021
Interest credited to policyholders’ account balances	141	141	139
Dividends to policyholders’	1,222	2,122	2,731
General and administrative expenses	568	632	729

Total Closed Block benefits and expenses	5,693	6,982	7,620

Closed Block revenues, net of Closed Block benefits and expenses, before income taxes and discontinued operations	(653)	(213)	66
Income tax expense (benefit)	(63)	(193)	64

Closed Block revenues, net of Closed Block benefits and expenses and income taxes, before discontinued operations	(590)	(20)	2
Income from discontinued operations, net of taxes	—	—	2

Closed Block revenues, net of Closed Block benefits and expenses, income taxes and discontinued operations	$(590)	$(20)	$4

13. REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth, to limit the maximum net loss potential arising from large risks and in acquiring or disposing of businesses.

In 2006, the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance receivable in the Company’s Consolidated Statement of Financial Position.

In 2004, the Company acquired the retirement business of CIGNA and as a result, entered into various reinsurance arrangements. The Company still has indemnity coinsurance and modified coinsurance without assumption arrangements in effect related to this acquisition.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess and coinsurance. In addition, the Company entered into reinsurance agreements covering 90% of the Closed Block policies, including 17% with an affiliate through various modified coinsurance arrangements. The Company accounts for these modified coinsurance arrangements under the deposit method of accounting. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The Company also participates in reinsurance of Liabilities for Guaranteed Benefits, which are more fully described in Note 11.

The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Pramerica Life S.p.A., Pramerica Zycie Towarzystwo Ubezpieczen i Reasekuracji S.A., Prudential Holdings of Japan, Inc., Pruco Reinsurance Ltd., Prudential Annuities Life Assurance Corporation, Prudential Seguros Mexico, S.A., Prudential Seguros, S.A., Pramerica of Bermuda Life Assurance Company, Ltd., and Prudential Arizona Reinsurance III Company.

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for premiums, policy charges and fees and policyholders’ benefits for the years ended December 31, were as follows:

	2009	2008	2007
	(in millions)
Direct premiums	$9,866	$9,787	$9,447
Reinsurance assumed	1,164	987	862
Reinsurance ceded	(1,397)	(1,301)	(1,436)

Premiums	$9,633	$9,473	$8,873

Direct policy charges and fees	$2,020	$2,059	$1,956
Reinsurance assumed	140	181	236
Reinsurance ceded	(70)	(60)	(53)

Policy charges and fees	$2,090	$2,180	$2,139

Direct policyholder benefits	$11,485	$11,695	$11,057
Reinsurance assumed	959	1,169	785
Reinsurance ceded	(1,397)	(1,291)	(1,397)

Policyholders’ benefits	$11,047	$11,573	$10,445

Reinsurance recoverables at December 31, are as follows:

	2009	2008
	(in millions)
Individual and group annuities(1)	$1,039	$856
Life Insurance	1,482	1,367
Other reinsurance	119	113

Total reinsurance recoverable	$2,640	$2,336

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

(1)	Primarily represents reinsurance recoverables established under the reinsurance arrangements associated with the acquisition of the retirement business of CIGNA. The Company has recorded related reinsurance payables of $1,038 million and $856 million at December 31, 2009 and 2008, respectively.

“Premiums” includes affiliated reinsurance assumed of $1,092 million, $974 million and $847 million and affiliated reinsurance ceded of $(111) million, $(114) million and $(102) million for the years ended December 31, 2009, 2008, and 2007, respectively.

“Policyholders’ benefits” includes affiliated reinsurance assumed of $823 million, $748 million and $645 million and affiliated reinsurance ceded of $(61) million, $(66) million and $(54) million for the years ended December 31, 2009, 2008, and 2007, respectively.

“General and administrative expenses” include affiliated assumed expenses of $128 million, $91 million and $82 million for the years ended December 31, 2009, 2008, and 2007, respectively.

Amounts “Due from parent and affiliates” includes affiliated reinsurance recoverables of $940 million and $853 million at December 31, 2009 and 2008, respectively. Excluding both the reinsurance recoverable associated with the acquisition of the retirement business of CIGNA and affiliated reinsurance recoverables, four major reinsurance companies account for approximately 61% of the reinsurance recoverable at December 31, 2009. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

Amounts “Due from parent and affiliates” include affiliated reinsurance recoverable referenced above as well as $(4) million and $833 million at December 31, 2009 and 2008, respectively, related to the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits. “Realized investment gains (losses), net” includes a loss of $878 million, a gain of $768 million and a gain of $22 million for the years ended December 31, 2009, 2008, and 2007, respectively, related to the change in fair values of these ceded embedded derivative liabilities.

“Deferred policy acquisition costs” includes affiliated amounts related to reinsurance of $754 million and $652 million at December 31, 2009 and 2008, respectively.

Amounts “Due to parent and affiliates” includes reinsurance payables of $2,880 million and $2,237 million at December 31, 2009 and 2008, respectively.

During 2007, an affiliated reinsurance agreement with Prudential Holdings of Japan, Inc., accounted for under the deposit method of accounting was recaptured resulting in an increase in paid in capital of $18 million to the Company. “Other income” includes losses of $48 million for the year ended December 31, 2007, related to this agreement. There was no income related to this agreement in 2008 and 2009.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

14. SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

	2009	2008
	(in millions)
Commercial paper	$730	$4,343
Other notes payable(1)(2)	159	1,248
Current portion of long-term debt(3)	2,042	64

Total short-term debt	$2,931	$5,655

(1)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $1,000 million at December 31, 2008, which are discussed in more detail below.
(2)	Includes notes due to related parties of $157 million and $70 million at December 31, 2009 and 2008, respectively. At December 31, 2008, $12 million, of the related party notes payable were variable rate notes where the payments on these loans were based on the performance of certain separate accounts held by a subsidiary of the Company, resulting in effective interest rates on these loans ranging from -74.9% to -30.0% in 2009 and -74.9% to 12.4% in 2008. The remaining related party notes payable have variable interest rates ranging from 0.4% to 1.8% in 2009 and 1.8% to 3.5% in 2008.
(3)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $2,000 million at December 31, 2009, which are discussed in more detail below.

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt and convertible debt, was 0.6% and 1.5% at December 31, 2009 and 2008, respectively. At December 31, 2009 and 2008, the Company was in compliance with all covenants related to the above debt.

At December 31, 2009, the Company had $4,340 million in committed lines of credit from numerous financial institutions, all of which were unused. These lines of credit have terms ranging from two to three years. The Company also has access to uncommitted lines of credit from financial institutions. In addition, the Company, as part of its real estate separate account activities, had outstanding lines of credit of $1,004 million at December 31, 2009, of which $204 million was used.

Commercial Paper

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, to meet working capital needs and to take advantage of current investment opportunities. Prudential Funding, LLC, (“Prudential Funding”) a wholly-owned subsidiary of Prudential Insurance, has a commercial paper program, rated A-1+ by Standard & Poor’s Rating Services (“S&P”), P-2 by Moody’s Investor Service, Inc. (“Moody’s”) and Fl by Fitch Ratings Ltd. (“Fitch”) at December 31, 2009. Prudential Funding’s outstanding commercial paper borrowings were $730 million and $4,343 million at December 31, 2009 and December 31, 2008, respectively. At December 31, 2009 and 2008, the weighted average maturity of total commercial paper outstanding was 23 and 27 days, respectively. Prudential Funding’s outstanding master note borrowings, included in other notes payable in the table above were $0 million and $11 million at December 31, 2009 and 2008, respectively.

Prudential Funding’s commercial paper programs were granted approval during the fourth quarter of 2008 to participate in the Commercial Paper Funding Facility (“CPFF”) sponsored by the Federal Reserve Bank of New York. Commercial paper programs were required to maintain ratings of at least A-I/P-I/Fl by at least two rating agencies in order to be eligible for the CPFF. Access to the CPFF for all issuers was terminated, by the Federal Reserve, on February 1, 2010. As of December 31, 2009 Prudential Funding did not have any commercial paper outstanding under the CPFF. The outstanding commercial paper at December 31, 2008 includes $450 million under the CPFF.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

At December 31, 2009 and 2008, a portion of commercial paper borrowings were supported by $4,340 million and $4,500 million of the Company’s existing lines of credit, respectively. The Company’s ability to borrow under these line of credit facilities is conditioned on the continued satisfaction of customary conditions, including the absence of defaults (as defined in these facility agreements) and the maintenance at all times by Prudential Insurance of total adjusted capital of at least $5,500 million based on statutory accounting principles prescribed under New Jersey law and Prudential Financial’s maintenance of consolidated net worth of at least $12,500 million, which for this purpose is based on U.S. GAAP equity, excluding net unrealized gains and losses on investments. The Company’s ability to borrow under these facilities is not contingent on its credit ratings or subject to material adverse change clauses. As of December 31, 2009 and 2008, Prudential Insurance’s total adjusted capital and Prudential Financial’s consolidated U.S. GAAP equity, excluding net unrealized gains and losses on investments, exceeded the minimum amounts required to borrow under these facilities.

Federal Home Loan Bank of New York

Prudential Insurance has been a member of the Federal Home Loan Bank of New York (“FHLBNY”) since June 2008. Membership allows Prudential Insurance access to collateralized advances, collateralized funding agreements, and other FHLBNY products. Collateralized advances from the FHLBNY are classified in “Short-term debt” or “Long-term debt,” depending on the maturity date of the obligation. Collateralized funding agreements issued to the FHLBNY are classified “Policyholders’ account balances.” These funding agreements have priority claim status above debt holders of Prudential Insurance.

Prudential Insurance’s membership in FHLBNY requires the ownership of member stock, and borrowings from FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the outstanding borrowings. All FHLBNY stock purchased by Prudential Insurance is classified as restricted general account investments within “Other long-term investments,” and the carrying value of these investments was $221 and $199 million as of December 31, 2009 and 2008, respectively.

The FHLBNY requires Prudential Insurance to pledge qualifying mortgage-related assets or U.S. Treasury securities as collateral for all borrowings. In May 2009, the New Jersey Department of Banking and Insurance (“NJDOBI”) revised its prior guidance to increase the maximum amount of qualifying assets that Prudential Insurance may pledge as collateral to the FHLBNY from 5% to 7% of its prior year-end statutory net admitted assets exclusive of separate account assets; however, this limitation resets to 5% on December 31, 2010 unless extended by NJDOBI. Based on its statutory net admitted assets as of December 31, 2008, the 7% limitation equates to a maximum amount of pledged assets of $10,474 million and an estimated maximum borrowing capacity, after taking into account applicable required collateralization levels and required purchases of activity based FHLBNY stock, of approximately $8,702 million. However, the ability to borrow from the FHLBNY is subject to the availability and maintenance of qualifying assets at Prudential Insurance, and there is no assurance that Prudential Insurance will have sufficient qualifying assets available to it in order to access the increased capacity in full at any particular time. Also, the revised guidance from NJDOBI limits the aggregate amount of assets Prudential Insurance may pledge for all loans, including borrowings from the FHLBNY, to 10% of its prior year-end statutory net admitted assets exclusive of separate account assets; however, this limitation excludes certain activities, such as asset-based financing transactions.

The fair value of the qualifying assets pledged as collateral by Prudential Insurance must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. As of December 31, 2009 and 2008, respectively, Prudential Insurance had pledged qualifying assets with a fair value of $3,947 million and $4,075 million, which is above the minimum level required by the FHLBNY, and had total outstanding borrowings of $3,500 million and $3,000 million, respectively. The total borrowings from the FHLBNY at December 31, 2009 are comprised of $2,000 million of collateralized advances reflected in “Short-term debt” and $1,500 million of collateralized funding agreements reflected in “Policyholders’ account balances.” The total borrowings from the FHLBNY at December 31, 2008 are comprised of $1,000 million and $2,000 million of collateralized advances reflected in “Short-term debt” and “Long-term debt”, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Federal Home Loan Bank of Boston

Prudential Retirement Insurance and Annuity Company (“PRIAC”), a wholly owned subsidiary of the Company, became a member of the Federal Home Loan Bank of Boston (“FHLBB”) in December 2009. Membership allows PRIAC access to collateralized advances which will be classified in “Short-term debt” or “Long-term debt”, depending on the maturity date of the obligation. PRIAC’s membership in FHLBB requires the ownership of member stock, and borrowings from FHLBB require the purchase of FHLBB activity based stock in an amount between 3.0% and 4.5% of outstanding borrowings, depending on the maturity of the obligation. As of December 31, 2009, PRIAC had no advances outstanding under the FHLBB facility.

The Connecticut Department of Insurance (“CTDOI”) granted PRIAC consent to pledge up to $2,600 million in qualifying assets to secure borrowing through December 31, 2009 and recently granted an extension through December 31, 2011. PRIAC must seek re-approval from CTDOI prior to borrowing additional funds, after December 31, 2011. Based on eligible assets as of December 31, 2009, PRIAC had an estimated maximum borrowing capacity, after taking into account applicable required collateralization levels and required purchases of activity based FHLBB stock, of approximately $1,000 million.

Long-term Debt

Long-term debt at December 31, is as follows:

	Maturity Dates	Rate	2009	2008
			(in millions)
Fixed rate notes:
Surplus notes(1)	2014-2036	4.75%-8.30%	$2,686	$2,687
Other fixed rate notes(2)(3)	2010-2027	1.00%-14.85%	780	1,281
Floating rate notes:
Surplus notes(4)	2016-2052	(5)	3,250	3,200
Other floating rate notes(2)(6)	2010-2013	(7)	213	1,519

Total long-term debt			$6,929	$8,687

(1)	Fixed rate surplus notes at December 31, 2009 and 2008 includes $1,745 million and $2,243 million, respectively, due to a related party. Maturities of these notes range from 2014 through 2036. The interest rates ranged from 5.1% to 6.1% in 2009 and 4.75% to 6.1% in 2008.
(2)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $2,000 million at December 31, 2008, of which $500 million is fixed-rate and $1,500 million is floating rate. These borrowings are discussed in more detail above.
(3)	Other fixed rate notes at December 31, 2009 and 2008 includes $578 million and $540 million, respectively, due to related parties. Maturities of these notes range from 2015 through 2027 and interest rates ranged from 4.88% to 14.85% in 2009 and 4.88% to 5.29% in 2008.
(4)	Floating rate surplus notes at December 31, 2009 includes $50 million due to a related party. Maturity of these notes is 2039. The interest rate was 2.61% in 2009.
(5)	The interest rate on the floating rate Surplus notes ranged from 0.55% to 4.84% in 2009 and 1.51% to 5.93% in 2008.
(6)	Other floating rate notes at December 31, 2009 and 2008 includes $213 million and $19 million, respectively, due to related parties. Maturities on these notes range from 2011 through 2013 and interest rates on these notes ranged from 1.52% to 15.48% in 2009 and 8.89% to 15.48% in 2008. At December 31, 2008, the related party notes were Mexican peso denominated loans.
(7)	The interest rates on the other floating rate notes are based on LIBOR. Interest rates ranged from 1.52% to 15.48% in 2009 and 3.33% to 15.48% in 2008.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

At December 31, 2009 and 2008, the Company was in compliance with all debt covenants related to the borrowings in the above table.

Surplus Notes

The fixed rate surplus notes issued by Prudential Insurance to non-affiliates are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey (the “Commissioner”). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2009 and 2008, the Company met these statutory capital requirements. At December 31, 2009 and 2008, $941 million and $444 million, respectively, of fixed rate surplus notes were outstanding to non-affiliates.

In September 2009, Prudential Insurance issued in a private placement $500 million of surplus notes due September 2019 with an interest rate of 5.36% per annum. The surplus notes are exchangeable at the option of the holder, in whole but not in part, for shares of Prudential Financial Common Stock beginning in September 2014, or earlier upon a fundamental business combination involving Prudential Financial or a continuing payment default. The initial exchange rate for the surplus notes is 10.1235 shares of Common Stock per each $1,000 principal amount of surplus notes, which represents an initial exchange price per share of Common Stock of $98.78; however, the exchange rate is subject to customary anti-dilution adjustments. The exchange rate is also subject to a make-whole decrease in the event of an exchange prior to maturity (except upon a fundamental business combination or a continuing payment default), that will result in a reduction in the number of shares issued upon exchange (per $1,000 principal amount of surplus notes) determined by dividing a prescribed cash reduction value (which will decline over the life of the surplus notes, from $102.62 for an exercise on September 18, 2014 to zero for an exercise at maturity) by the price of the Common Stock at the time of exchange. In addition, the exchange rate is subject to a customary make-whole increase in connection with an exchange of the surplus notes upon a fundamental business combination where 10% or more of the consideration in that business combination consists of cash, other property or securities that are not listed on a U.S. national securities exchange.

These exchangeable surplus notes are not redeemable by Prudential Insurance prior to maturity, except in connection with a fundamental business combination involving Prudential Financial, in which case the surplus notes will be redeemable by Prudential Insurance, subject to the noteholders’ right to exchange the surplus notes instead, at par or, if greater, a make-whole redemption price. The surplus notes are subordinated to all other Prudential Insurance borrowings and policyholder obligations, except for other surplus notes of Prudential Insurance (including those currently outstanding), with which the surplus notes rank pari passu. Payments of interest and principal on the surplus notes may only be made with the prior approval of the Commissioner.

During 2007, a subsidiary of Prudential Insurance issued $500 million of 45-year floating rate surplus notes to an unaffiliated financial institution. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. Concurrent with the issuance of these surplus notes, Prudential Financial entered into a credit derivative that will require Prudential Financial to make certain payments in the event of deterioration in the value of the surplus notes. As of December 31, 2009 and 2008, the credit derivative was a liability of $22 million and $16 million, respectively, net of $0 million and $125 million in collateral pledged by Prudential Financial, respectively.

During 2006, a subsidiary of Prudential Insurance entered into a surplus note purchase agreement with an unaffiliated financial institution that provides for the issuance of up to $3,000 million of ten-year floating rate surplus notes. At December 31, 2009 and 2008, $2,700 million were outstanding under this agreement. Concurrent with the issuance of each surplus note, Prudential Financial enters into arrangements with the buyer, which are accounted for as derivative instruments that may result in payments by, or to, Prudential Financial over the term of the surplus notes, to the extent there are significant changes in the value of the surplus notes. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. As of December 31, 2009 and 2008, these derivative instruments had no material value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Other

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these derivative instruments are not reflected in the rates presented in the tables above. For those derivative instruments that qualify for hedge accounting treatment, there was no material effect on interest expense for the year ended December 31, 2009 and interest expense was decreased by $10 million for the year ended December 31, 2008. See Note 21 for additional information on the Company’s use of derivative instruments.

Interest expense for short-term and long-term debt, including interest on affiliated debt, was $352 million, $539 million and $798 million, for the years ended December 31, 2009, 2008 and 2007, respectively. Interest expense related to affiliated debt was $154 million, $177 million and $191 million for the years ended December 31, 2009, 2008 and 2007, respectively. “Due to parents and affiliates” included $24 and $23 million associated with the affiliated long-term interest payable at December 31, 2009 and 2008, respectively.

Included in “Policyholders’ account balances” are additional debt obligations of the Company. See Notes 10 and 5 for further discussion.

15. EQUITY

Comprehensive Income

The components of comprehensive income (loss) for the years ended December 31, are as follows:

	2009	2008	2007
	(in millions)
Net income (loss)	$2,312	$(668)	$1,941
Other comprehensive income (loss), net of taxes
Change in foreign currency translation adjustments	6	(24)	8
Change in net unrealized investments gains (losses)(1)	7,332	(5,888)	(270)
Change in pension and postretirement unrecognized net periodic benefit (cost)	(620)	(707)	521

Other comprehensive income (loss), net of tax expense (benefit) of $3,364, ($3,517), $195	6,718	(6,619)	259

Comprehensive income (loss)	9,030	(7,287)	2,200

Comprehensive income attributable to noncontrolling interests	(1)	(2)	(2)

Comprehensive income (loss) attributable to Prudential Insurance Company of America	$9,029	$(7,289)	$2,198

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The balance of and changes in each component of “Accumulated other comprehensive income (loss) attributable to Prudential Insurance Company of America” for the years ended December 31, are as follows (net of taxes):

	Accumulated Other Comprehensive Income (Loss) Attributable to Prudential Insurance Company of America
	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses)(1)	Pension Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)
	(in millions)
Balance, December 31, 2006	$115	$485	$(682)	$(82)
Change in component during year(2)	8	(273)	521	256

Balance, December 31, 2007	123	212	(161)	174
Change in component during year(2)	(24)	(6,033)	(707)	(6,764)

Balance, December 31, 2008	99	(5,821)	(868)	(6,590)
Change in component during year	6	7,332	(620)	6,718
Impact of adoption of guidance for other-than-temporary impairments of debt securities(3)	—	(575)	—	(575)

Balance, December 31, 2009	$105	$936	$(1,488)	$(447)

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.
(2)	Net unrealized investment gains (losses) for 2008 and 2007 includes the purchase of fixed maturities from an affiliate of $(145) million and $(3) million respectively.
(3)	See Note 2 for additional information on the adoption of guidance for other-than-temporary impairments of debt securities.

Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized investment gains and losses and revaluation of assets. Unassigned surplus of Prudential Insurance was $5,295 million at December 31, 2009. There were applicable adjustments for cumulative unrealized investment gains of $925 million at December 31, 2009. In addition, Prudential Insurance must obtain non-disapproval from the New Jersey insurance regulator before paying a dividend or distribution if the dividend or distribution, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance’s surplus as of the preceding December 31 ($10,042 million as of December 31, 2009) or its statutory net gain from operations for the twelve month period ending on the preceding December 31, excluding realized investment gains and losses ($2,424 million for the year ended December 31, 2009). The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s.

Statutory Net Income and Surplus

Prudential Insurance and its U.S. insurance subsidiaries are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income of Prudential Insurance amounted to $1,101 million, $(808) million and $1,274 million for the years ended December 31, 2009, 2008 and 2007, respectively. Statutory capital and surplus of Prudential Insurance amounted to $10,042 million and $6,432 million at December 31, 2009 and 2008, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

16. STOCK-BASED COMPENSATION

In 2009 and prior, Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, restricted stock awards, and performance shares, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in the financial statements in accordance with the authoritative guidance on accounting for stock based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

Upon the adoption of the revised authoritative guidance on accounting for stock based compensation on January 1, 2006, Prudential Financial revised its approach to the recognition of compensation costs for awards granted to retirement-eligible employees and awards that vest when an employee becomes retirement-eligible to apply the non-substantive vesting period approach to all new share-based compensation awards granted after January 1, 2006. Under this approach, all compensation cost is recognized on the date of grant for awards issued to retirement-eligible employees, or over the period from the grant date to the date retirement eligibility is achieved (as defined by the plan), if that is expected to occur during the nominal vesting period (generally three years). The Company accounts for those awards granted between (a) the adoption on January 1, 2003 of the fair value recognition provisions of authoritative guidance on accounting for stock based compensation, and (b) the adoption on January 1, 2006 of revised authoritative guidance on accounting for stock based compensation, which specify that an employee vests in the award upon retirement using the nominal vesting period approach. Under this approach, the Company records compensation expense over the nominal vesting period. If the employee retires before the end of the nominal vesting period, any remaining unrecognized compensation expense is recorded at the date of retirement.

The results of operations of the Company for the years ended December 31, 2009, 2008 and 2007, include allocated costs of $14 million, $20 million and $24 million, respectively, associated with employee stock options and $37 million, $27 million, and $46 million, respectively, associated with employee restricted stock shares, restricted stock units, and performance shares issued by Prudential Financial to certain employees of the Company.

17. EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded contributory and non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

As discussed in Note 2, the revised authoritative guidance eliminated the provisions that allowed plan assets and obligations to be measured as of a date not more than three months prior to the reporting entity’s balance sheet date. The revised authoritative guidance requires an employer on a prospective basis to measure the funded status of its plans as of its fiscal year-end. The Company adopted this guidance on December 31, 2008 and the impact of changing from a September 30 measurement date to a December 31 measurement date was a net after-tax increase to “Retained earnings” of $27 million.

Prepaid benefits costs and accrued benefit liabilities are included “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of December 31, 2009 and 2008, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2009	2008	2009	2008
	(in millions)
Change in benefit obligation
Benefit obligation at end of prior year period	$(7,481)	$(7,248)	$(1,994)	$(2,164)
Effect of measurement date change	—	(22)	—	13

Benefit obligation at the beginning of period	(7,481)	(7,270)	(1,994)	(2,151)
Service cost	(120)	(116)	(10)	(10)
Interest cost	(441)	(445)	(115)	(124)
Plan participants’ contributions	—	—	(21)	(18)
Medicare Part D subsidy receipts	—	—	(14)	(11)
Amendments	—	—	—	3
Actuarial gains/(losses), net	(392)	(223)	(172)	93
Settlements	—	—	—	—
Special termination benefits	(1)	(2)	—	—
Benefits paid	494	519	209	218
Foreign currency changes and other	(16)	56	(5)	6

Benefit obligation at end of period	$(7,957)	$(7,481)	$(2,122)	$(1,994)

Change in plan assets
Fair value of plan assets at end of prior year period	$9,900	$9,992	$1,417	$2,104
Effect of measurement date change	—	72	—	(4)

Fair value of plan assets at beginning of period	9,900	10,064	1,417	2,100
Actual return on plan assets	90	334	278	(463)
Employer contributions	60	78	16	18
Plan participants’ contributions	—	—	21	18
Disbursement for settlements	—	—	—	—
Benefits paid	(494)	(519)	(209)	(218)
Foreign currency changes and other	16	(57)	(4)	(38)

Fair value of plan assets at end of period	$9,572	$9,900	$1,519	$1,417

Funded status at end of period	$1,615	$2,419	$(603)	$(577)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$2,523	$3,230	$—	$—
Accrued benefit liability	(908)	(811)	(603)	(577)

Net amount recognized	$1,615	$2,419	$(603)	$(577)

Items recorded in “Accumulated other comprehensive income” not yet recognized as a component of net periodic (benefit) cost:
Transition obligation	$—	$—	$1	$2
Prior service cost	105	131	(65)	(76)
Net actuarial loss	1,674	661	660	700

Net amount not recognized	$1,779	$792	$596	$626

Accumulated benefit obligation	$(7,584)	$(7,260)	$(2,122)	$(1,994)

In addition to the plan assets above, the Company in 2007 established an irrevocable trust, commonly referred to as a “rabbi trust,” for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($779 million and $711 million benefit obligation at December 31, 2009 and 2008, respectively). Assets held in the rabbi trust are available to the general creditors of the Company in the event of insolvency or bankruptcy. The Company may from time to time in its discretion make contributions to the trust to fund accrued benefits payable to participants in one or more of the plans, and, in the case of a change in control of the Company, as defined in the trust agreement, the Company will be required to make contributions to the plans to fund the accrued benefits, vested and unvested, payable on a pretax basis to participants in the plans. The Company made a discretionary payment of $95 million to the trust during both 2009 and 2008. As of December 31, 2009 and 2008, the assets in these trusts had a carrying value of $281 million and $169 million, respectively.

The Company also maintains a separate rabbi trust established at the time of the combination of its retail securities brokerage and clearing operations with those of Wachovia for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($75 million and $75 million benefit obligation at December 31, 2009 and 2008, respectively), as well as certain cash-based deferred compensation arrangements. As of December 31, 2009 and 2008, the assets in the trust had a carrying value of $124 million and $157 million, respectively.

Pension benefits for foreign plans comprised 3% and 2% of the ending benefit obligation for 2009 and 2008. Foreign pension plans comprised 2% of the ending fair value of plan assets for 2009 and 2008. There are no material foreign postretirement plans.

Information for pension plans with a projected benefit obligation in excess of plan assets

	2009	2008
	(in millions)
Projected benefit obligation	$1,065	$811
Fair value of plan assets	157	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Information for pension plans with an accumulated benefit obligation in excess of plan assets

	2009	2008
	(in millions)
Accumulated benefit obligation	$969	$740
Fair value of plan assets	157	—

In 2008 the pension plan purchased annuity contracts from Prudential Insurance for $2 million. There were no purchases of annuity contracts in 2009 from Prudential Insurance. The approximate future annual benefit payment payable by Prudential Insurance for all annuity contracts was $20 million and $16 million as of December 31, 2009 and 2008, respectively.

There were no pension plan amendments in 2009 or 2008. There were no postretirement plan amendments in 2009. The benefit obligation for other postretirement benefits decreased by $3 million in 2008 related to plan amendments, primarily due to cost sharing changes.

Components of Net Periodic Benefit Cost

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2009	2008	2007	2009	2008	2007
	(in millions)
Service cost	$120	$116	$130	$10	$10	$12
Interest cost	441	445	417	115	124	136
Expected return on plan assets	(729)	(717)	(769)	(107)	(161)	(93)
Amortization of transition obligation	—	—	—	1	1	1
Amortization of prior service cost	26	28	29	(11)	(11)	(6)
Amortization of actuarial (gain) loss, net	20	17	20	42	1	15
Settlements	—	—	—	—	—	—
Special termination benefits	1	2	4	—	—	—

Net periodic (benefit) cost	$(121)	$(109)	$(169)	$50	$(36)	$65

Certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Changes in Accumulated Other Comprehensive Income

The amounts recorded in “Accumulated other comprehensive income” as of the end of the period, which have not yet been recognized as a component of net periodic (benefit) cost, and the related changes in these items during the period that are recognized in “Other Comprehensive Income” are as follows:

	Pension Benefits			Other Postretirement Benefits
	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss
	(in millions)
Balance, December 31, 2007	$—	$166	$85	$2	$(88)	$172
Effect of measurement date change	—	(7)	(4)	1	3	—
Amortization for the period	—	(28)	(17)	(1)	11	(1)
Deferrals for the period	—	—	606	—	(3)	531
Impact of foreign currency changes and other	—	—	(9)	—	1	(2)

Balance, December 31, 2008	—	131	661	2	(76)	700

Amortization for the period	—	(26)	(20)	(1)	11	(42)
Deferrals for the period	—	—	1,031	—	—	1
Impact of foreign currency changes and other	—	—	2	—	—	1

Balance, December 31, 2009	$—	$105	$1,674	$1	$(65)	$660

The amounts included in “Accumulated other comprehensive income” expected to be recognized as components of net periodic (benefit) cost in 2010 are as follows:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Amortization of transition obligation	$—	$1
Amortization of prior service cost	23	(12)
Amortization of actuarial (gain) loss, net	26	39

Total	$49	$28

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company’s assumptions related to the calculation of the domestic benefit obligation (end of period) and the determination of net periodic (benefit) cost (beginning of period) are presented in the table below. The assumptions for 2007 are as of September 30. The assumptions for 2008 use September 30, 2007 for beginning of period and December 31, 2008 for end of period. The assumptions for 2009 use December 31, 2008 as the beginning of period and December 31, 2009 for end of period:

	Pension Benefits			Other Postretirement Benefits
	2009	2008	2007	2009	2008	2007
Weighted-average assumptions
Discount rate (beginning of period)	6.00%	6.25%	5.75%	6.00%	6.00%	5.75%
Discount rate (end of period)	5.75%	6.00%	6.25%	5.50%	6.00%	6.00%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Expected return on plan assets (beginning of period)	7.50%	7.75%	8.00%	8.00%	8.00%	9.25%
Health care cost trend rates (beginning of period)				5.00-8.00%	5.00-8.75%	5.09-9.06%
Health care cost trend rates (end of period)				5.00-7.50%	5.00-8.00%	5.00-8.00%
For 2009, 2008 and 2007, the ultimate health care cost trend rate after gradual decrease until: 2014, 2012, 2009 (beginning of period)				5.00%	5.00%	5.00%
For 2009, 2008 and 2007, the ultimate health care cost trend rate after gradual decrease until: 2015, 2014, 2012 (end of period)				5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement benefit obligations is based upon rates commensurate with current yields on high quality corporate bonds. The first step in determining the discount rate is the compilation of approximately 500 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. A spot yield curve is developed from this data that is then used to determine the present value of the expected disbursements associated with the pension and postretirement obligations, respectively. This results in the present value for each respective benefit obligation. A single discount rate is calculated that results in the same present value. The rate is then rounded to the nearest 25 basis points.

The pension and postretirement expected long-term rates of return on plan assets for 2009 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2009. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation and the effect of active management, expenses and the effect of rebalancing. The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation and the effect of active management, expenses and the effect of rebalancing.

The Company applied the same approach to the determination of the expected long-term rate of return on plan assets in 2010. The expected long-term rate of return for 2010 is 7.50% and 7.50% for the pension and postretirement plans, respectively.

The Company, with respect to pension benefits, uses market related value to determine the components of net periodic (benefit) cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a five-year period.

The assumptions for foreign pension plans are based on local markets. There are no material foreign postretirement plans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one- percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits
(in millions)
One percentage point increase
Increase in total service and interest costs	$6
Increase in postretirement benefit obligation	116

One percentage point decrease
Decrease in total service and interest costs	$6
Decrease in postretirement benefit obligation	103

Plan Assets

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments, while meeting the cash requirements for a pension obligation that includes a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps are used to adjust duration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit, and a life benefit. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps are used to adjust duration.

The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of the December 31, 2009 are as follows:

	Pension		Postretirement
	Minimum	Maximum	Minimum	Maximum
Asset Category
U.S. Equities	2%	10%	33%	44%
International Equities	2%	10%	1%	7%
Fixed Maturities	53%	74%	0%	59%
Short-term Investments	0%	12%	0%	63%
Real Estate	1%	13%	0%	0%
Other	3%	21%	0%	0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

Assets held with Prudential Insurance are in either pooled separate accounts or single client separate accounts. Pooled separate accounts hold assets for multiple investors. Each investor owns a “unit of account.” Single client separate accounts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned. Assets held with a bank are either in common/collective trusts or single client trusts. Common or collective trusts hold assets for more than one investor. Each investor owns a “unit of account.” Single client trusts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2009 and December 31, 2008 for either the pension or postretirement plans. Pension plan assets of $6,393 million and $6,299 million are included in the Company’s separate account assets and liabilities as of December 31, 2009 and December 31, 2008, respectively.

The authoritative guidance around fair value established a framework for measuring fair value. Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 19.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts, Common or Collective Trusts, and United Kingdom Insurance Pooled Funds — Insurance company pooled separate accounts are invested via group annuity contracts issued by Prudential Insurance. Assets are represented by a “unit of account.” The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The underlying investments are valued in accordance with the corresponding valuation method for the investments held.

Equities — See Note 19 for a discussion of the valuation methodologies for equity securities.

U.S. Government Securities (both Federal and State & Other), Non-U.S. Government Securities, and Corporate Debt — See Note 19 for a discussion of the valuation methodologies for fixed maturity securities.

Interest Rate Swaps — See Note 19 for a discussion of the valuation methodologies for derivative instruments.

Guaranteed Investment Contract — The value is based on contract cash flows and available market rates for similar investments.

Registered Investment Companies (Mutual Funds) — Securities are priced at the net asset value (“NAV”) of shares.

Unrealized Gain (Loss) on Investment of Securities Lending Collateral — This value is the contractual position relative to the investment of securities lending collateral.

Real Estate — The values are determined through an independent appraisal process. The estimate of fair value is based on three approaches; (1) current cost of reproducing the property less deterioration and functional/economic obsolescence; (2) discounting a series of income streams and reversion at a specific yield or by directly capitalizing a single year income estimate by an appropriate factor; and (3) value indicated by recent sales of comparable properties in the market. Each approach requires the exercise of subjective judgment.

Short-term Investments — Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized Cost approximates fair value.

Partnerships — The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Real Estate Investment Trusts — The value of interests in Real Estate Investment Trusts (“REIT”) is based on the appraised value of the properties held by the REIT as determined by independent qualified appraisers.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Structured Debt (Gateway Recovery Trust) — The value is based primarily on unobservable inputs including probability weighted cash flows and reinvestment yield assumptions.

Hedge Fund — The value of interests in the hedge fund is based on the underlying investments that include equities, debt and other investments.

Variable Life Insurance Policies — These assets are held in group and individual variable life insurance policies issued by Prudential Insurance. Group policies are invested in Insurance Company Pooled Separate Accounts. Individual policies are invested in Registered Investment Companies (Mutual Funds).

Pension plan asset allocations in accordance with the investment guidelines as of December 31, 2009, are as follows:

	As of December 31, 2009
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Pooled separate accounts(1)	$—	$782	$—	$782
Common/collective trusts(1)	—	128	—	128
Other(2)	33	5	—	38

Sub-total				948
International Equities:
Pooled separate accounts(3)	—	23	—	23
Common/collective trusts(4)	—	156	—	156
Equities	61	—	—	61

Sub-total				240
Fixed Maturities:
Pooled separate accounts(5)	—	867	—	867
Common/collective trusts(6)	—	345	—	345
U.S. government securities (federal):
Mortgage backed	—	70	—	70
Other U.S. government securities	—	2,085	—	2,085
U.S. government securities (state & other)	—	385	—	385
Non-U.S. government securities	—	13	—	13
United Kingdom insurance pooled funds(7)	—	90	—	90
Corporate Debt:
Corporate bonds(8)	—	2,008	1	2,009
Asset backed	—	102	—	102
Collateralized Mortgage Obligations (CMO)(9)	—	881	2	883
Interest rate swaps (Notional amount: $5,686)	—	215	—	215
Guaranteed investment contract	—	1	—	1
Other(2)	61	(1)	120	180
Unrealized gain (loss) on investment of securities lending collateral(10)	—	(182)	—	(182)

Sub-total				7,063

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Short-term Investments:
Pooled separate accounts	—	10	—	10
United Kingdom insurance pooled funds	—	6	—	6

Sub-total				16
Real Estate:
Pooled separate accounts(11)	—	—	187	187
Partnerships	—	—	48	48
Other	—	—	—	—

Sub-total				235
Other:
Structured debt (Gateway Recovery Trust)	—	—	572	572
Partnerships	—	—	280	280
Hedge fund	—	—	218	218

Sub-total				1,070

Total	$155	$7,989	$1,428	$9,572

(1)	These categories invest in U.S. equity funds whose objective is to track or outperform various indexes.
(2)	Primarily cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
(3)	This category invests in large cap international equity funds whose objective is to track an index.
(4)	This category invests in international equity funds, primarily large cap, whose objective is to outperform various indexes.
(5)	This category invests in bond funds, primarily highly rated private placement securities.
(6)	This category invests in bond funds, primarily highly rated public securities whose objective is to outperform an index.
(7)	This category invests in bond funds, primarily highly rated corporate securities.
(8)	This category invests in highly rated corporate securities.
(9)	This category invests in highly rated Collateralized Mortgage Obligations.
(10)	The contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $1,231 million and the liability for securities lending collateral is $1,413 million.
(11)	This category invests in commercial real estate and real estate securities funds, whose objective is to outperform an index

Changes in Fair Value of Level 3 Pension Assets

	Year Ended December 31, 2009
	Fixed Maturities – Corporate Debt – Corporate Bonds	Fixed Maturities – Corporate Debt – CMO	Fixed Maturities – Other	Real Estate – Pooled Separate Accounts
	(in millions)
Fair Value, beginning of period	$13	$2	$161	$323
Actual Return on Assets:
Relating to assets still held at the reporting date	—	—	—	(125)
Relating to assets sold during the period	—	—	—	(1)
Purchases, sales and settlements	(3)	—	(41)	(10)
Transfers in and /or out of Level 3	(9)	—	—	—

Fair Value, end of period	$1	$2	$120	$187

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Year Ended December 31, 2009
	Real Estate – Partnerships	Other – Structured Debt	Other – Partnerships	Other – Hedge Fund
	(in millions)
Fair Value, beginning of period	$64	$477	$197	$176
Actual Return on Assets:
Relating to assets still held at the reporting date	(15)	95	17	42
Relating to assets sold during the period	—	—	—	—
Purchases, sales and settlements	(1)	—	66	—
Transfers in and /or out of Level 3	—	—	—	—

Fair Value, end of period	$48	$572	$280	$218

Postretirement plan asset allocations in accordance with the investment guidelines as of December 31, 2009 are as follows:

	As of December 31, 2009
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Variable Life Insurance Policies:
Pooled separate accounts(1)	$—	$155	$—	$155
Registered investment companies	253	—	—	253
Common trusts(2)	—	95	—	95
Equities	97	—	—	97

Sub-total				600

International Equities:
Variable Life Insurance Policies
Pooled separate accounts(3)	—	39	—	39
Common trusts(4)	—	19	—	19

Sub-total				58

Fixed Maturities:
Common trusts(5)	—	29	—	29
U.S. government securities (federal):
Mortgage Backed	—	33	—	33
Other U.S. government securities	—	84	—	84
U.S. government securities (state & other)	—	1	—	1
Non-U.S. government securities	—	3	—	3
Corporate Debt:
Corporate bonds(6)	—	259	1	260
Asset Backed	—	98	—	98
Collateralized Mortgage Obligations (CMO)(7)	—	215	2	217
Interest rate swaps (Notional amount: $322)	—	4	—	4
Other(8)	110	—	12	122

Sub-total				851

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Short-term Investments:
Variable Life Insurance
Policies Pooled separate accounts	—	1	—	1
Registered investment companies	9	—	—	9

Sub-total				10

Total	$469	$1,035	$15	$1,519

(1)	This category invests in U.S. equity funds, primarily large cap equities whose objective is to track an index.
(2)	This category invests in U.S. equity funds, primarily large cap equities.
(3)	This category invests in international equity funds, primarily large cap international equities whose objective is to track an index.
(4)	This category fund invests in large cap international equity fund whose objective is to outperform an index.
(5)	This category invests in U.S. bonds funds.
(6)	This category invests in highly rated corporate bonds.
(7)	This category invests in highly rated Collateralized Mortgage Obligations.
(8)	Cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).

Changes in Fair Value of Level 3 Postretirement Assets

	Year Ended December 31, 2009
	Fixed Maturities – Corporate Debt – Corporate Bonds	Fixed Maturities – Corporate Debt – CMO	Fixed Maturities – Other
	(in millions)
Fair Value, beginning of period	$3	$2	$11
Actual Return on Assets:
Relating to assets still held at the reporting date	—	—	—
Relating to assets sold during the period	—	—	—
Purchases, sales and settlements	(2)	—	1
Transfers in and /or out of Level 3	—	—	—

Fair Value, end of period	$1	$2	$12

A summary of pension and postretirement plan asset allocation as of the year ended December 31, are as follows:

	Pension Percentage of Plan Assets		Postretirement Percentage of Plan Assets
	2009	2008	2009	2008
Asset Category
U.S. Equities	10%	8%	40%	37%
International Equities	3	2	4	4
Fixed Maturities	74	77	55	58
Short-term Investments	—	1	1	1
Real Estate	2	4	—	—
Other	11	8	—	—

Total	100%	100%	100%	100%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The expected benefit payments for the Company’s pension and postretirement plans, as well as the expected Medicare Part D subsidy receipts related to the Company’s postretirement plan, for the years indicated are as follows:

	Pension Benefits	Other Postretirement Benefits	Other Postretirement Benefits – Medicare Part D Subsidy Receipts
	(in millions)
2010	$522	$195	$18
2011	515	196	18
2012	523	195	20
2013	529	195	21
2014	540	193	21
2015-2019	2,879	921	110

Total	$5,508	$1,895	$208

The Company anticipates that it will make cash contributions in 2010 of approximately $55 million to the pension plans and approximately $13 million to the postretirement plans.

Postemployment Benefits

The Company accrues postemployment benefits for income continuance and health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2009 and 2008 was $38 million and $39 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $53 million, $51 million and $51 million for the years ended December 31, 2009, 2008 and 2007, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

18. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2009	2008	2007
	(in millions)
Current tax expense (benefit)
U.S.	$343	$(309)	$387
State and local	(2)	5	(10)
Foreign	9	20	59

Total	350	(284)	436

Deferred tax expense (benefit)
U.S.	(747)	(61)	148
State and local	9	3	(3)
Foreign	(3)	5	(3)

Total	(741)	(53)	142

Total income tax expense (benefit) on continuing operations before equity in earnings of operating joint ventures	$(391)	$(337)	$578
Income tax expense (benefit) on equity in earnings of operating joint ventures	807	(109)	145
Income tax expense (benefit) on discontinued operations	—	(2)	(2)
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	3,054	(3,594)	195
Impact on Company’s investment in Wachovia Securities due to addition of A.G. Edwards business	(59)	561	—
Stock-based compensation programs	10	(8)	(59)
Cumulative effect of changes in accounting principles	310	10	(87)
Other	—	—	18

Total income taxes	$3,731	$(3,479)	$788

The Company’s actual income tax expense on continuing operations before equity in earnings of operating joint ventures for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and equity in earnings of operating joint ventures for the following reasons:

	2009	2008	2007
	(in millions)
Expected federal income tax expense (benefit)	$152	$(277)	$781
Non-taxable investment income	(120)	(22)	(178)
Low income housing and other tax credits	(68)	(79)	(67)
Expiration of statute of limitations and related interest	(272)	—	—
Other	(83)	41	42

Total income tax expense (benefit) on continuing operations before equity in earnings of operating joint ventures	$(391)	$(337)	$578

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2009	2008
	(in millions)
Deferred tax assets
Policyholders’ dividends	$150	$402
Insurance reserves	344	—
Net operating and capital loss carryforward	39	46
Net unrealized investment losses	—	3,591
Employee benefits	244	—
Investments	532	630
Other	92	53

Deferred tax assets before valuation allowance	1,401	4,722
Valuation allowance	(8)	(18)

Deferred tax assets after valuation allowance	1,393	4,704

Deferred tax liabilities
Insurance reserves	—	686
Net unrealized investment gains	678	—
Deferred policy acquisition costs	1,593	2,059
Employee benefits	—	95

Deferred tax liabilities	2,271	2,840

Net deferred tax asset (liability)	$(878)	$1,864

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

A valuation allowance has been recorded primarily related to tax benefits associated with federal net operating losses and state and local deferred tax assets. The valuation allowance as of December 31, 2009 and 2008, respectively, includes $0 million and $1 million recorded in connection with state deferred tax assets and $8 million and $17 million recorded in connection with foreign deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred tax asset that is realizable.

At December 31, 2009 and 2008, respectively, the Company had federal net operating and capital loss carryforwards of $108 million and $130 million, which expire between 2014 and 2029. At December 31, 2009 and 2008, respectively, the Company had state net operating and capital loss carryforwards for tax purposes approximating $5 million and $5 million, which expire between 2010 and 2030

The Company does not provide U.S. income taxes on unremitted foreign earnings of its non-U.S. operations, other than its Taiwan investment management subsidiary. During 2009, 2008 and 2007, the Company made no changes with respect to its repatriation assumptions. The Company had undistributed earnings of foreign subsidiaries, where it assumes permanent reinvestment, of $187 million at December 2009, $166 million at December 2008, and $130 million at December 2007, for which

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

U.S. deferred taxes have not been provided. Determining the tax liability that would arise if these earnings were remitted is not practicable.

On January 1, 2007, the Company adopted the revised authoritative guidance for accounting for uncertainty in income taxes which prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return. Adoption of this new guidance resulted in a decrease to the Company’s income tax liability and an increase to retained earnings of $35 million as of January 1, 2007.

The Company’s unrecognized tax benefits as of January 1, 2007 and as of December 31, 2007, 2008 and 2009 are as follows:

	Unrecognized tax benefits prior to 2002	Unrecognized tax benefits 2002 and forward	Total unrecognized tax benefits all years
	(in millions)
Amounts as of January 1, 2007	$389	$124	$513
Increases in unrecognized tax benefits taken in prior period	—	17	17
(Decreases) in unrecognized tax benefits taken in prior period	(3)	(6)	(9)

Amounts as of December 31, 2007	$386	$135	$521
Increases in unrecognized tax benefits taken in prior period	—	98	98
(Decreases) in unrecognized tax benefits taken in prior period	—	(27)	(27)

Amounts as of December 31, 2008	$386	$206	$592
Increases in unrecognized tax benefits taken in prior period	—	43	43
(Decreases) in unrecognized tax benefits taken in prior period	(22)	(21)	(43)
Settlements with Parent	(150)	(95)	(245)
(Decrease) in unrecognized tax benefits as a result of lapse of the applicable statute of limitations	(214)	—	(214)

Amounts as of December 31, 2009	$—	$133	$133

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2007	$386	$82	$468

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2008	$386	$88	$474

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2009	$—	$13	$13

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In 2009, 2008 and 2007, the Company recognized $(138) million, $52 million and $59 million in the consolidated statement of operations and recognized $(18) million, $190 million and $138 million in liabilities in the consolidated statement of financial position for tax-related interest and penalties.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing authorities. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The statute of limitations for the 2002 tax year expired on April 30, 2009. The statute of limitations for the 2003 tax year expired on July 31, 2009. The statute of limitations for the 2004 and 2005 tax years is set to expire in June 2010, unless extended. Tax years 2006 through 2008 are still open for IRS examination. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired. See Note 20 for a discussion of the settlement of the Company’s contingent tax liability with Prudential Financial.

As discussed above, the completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. As such, 2009 benefited from a reduction to the liability for unrecognized

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

tax benefits and related interest of $272 million, primarily related to tax years prior to 2002 as a result of the expiration of the statute of limitations for the 2002 and 2003 tax years.

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2008, current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. On February 1, 2010, the Obama Administration released the “General Explanations of the Administration’s Revenue Proposals.” Although the Administration has not released proposed statutory language, one proposal would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through regulation or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2007, 2008 or 2009 results.

In December 2006, the IRS completed all fieldwork with respect to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 tax years, the Company has agreed to such adjustment. The report, with the adjustment to the DRD, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and has taken no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a $157 million refund was received in February 2009. The Company believes that its return position with respect to the calculation of the DRD is technically correct. Therefore, the Company filed protective refund claims on October 1, 2009 to recover the taxes associated with the agreed upon adjustment and to pursue such other actions as appropriate. These activities had no impact on the Company’s 2007, 2008 or 2009 results.

In January 2007, the IRS began an examination of tax years 2004 through 2006. For tax years 2007, 2008 and 2009, the Company participated in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management’s expectation this program will shorten the time period between the filing of the Company’s federal income tax returns and the IRS’s completion of its examination of the returns.

On March 23, 2010, President Obama signed into law the Patient Protection and Affordable Care Act, which was modified by the Health Care and Education Reconciliation Act of 2010 signed into law on March 30, 2010, (together, the “Healthcare Act”). The federal government provides a subsidy to companies, including Prudential Financial and its subsidiaries that provide certain retiree prescription drug benefits (the “Medicare Part D subsidy”). The Medicare Part D subsidy was previously provided tax-free. However, as currently adopted, the Healthcare Act includes a provision that would reduce the tax deductibility of retiree health care costs to the extent of any Medicare Part D subsidy received. In effect, this provision of the Healthcare Act makes the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Medicare Part D subsidy taxable beginning in 2013. Therefore, the Company has incurred a charge for the reduction of deferred tax assets of approximately $100 million for the quarter ending March 31, 2010, which reduces net income and is reflected in “Income tax expense.”

19. FAIR VALUE OF ASSETS AND LIABILITIES

Transition Impact – As discussed in Note 2, the Company adopted the authoritative guidance related to fair value measurements and disclosures and the fair value option for financial assets and financial liabilities effective January 1, 2008. The adoption of these standards did not affect the Company’s consolidated financial position or results of operations.

In addition, the guidance related to the fair value option, requires entities to classify cash receipts and cash payments related to items measured at fair value according to their nature and purpose on the Statement of Cash Flows. As a result, cash flows related to trading account assets supporting insurance liabilities and certain other assets are classified as investing rather than operating as of the adoption date of this guidance.

Fair Value Measurement – Fair Value Measurement – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 – Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 – Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset- backed and mortgage-backed securities, etc.), certain equity securities, short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. Prices from services are validated through comparison to trade data and internal estimates of current fair value, generally developed using market observable inputs and economic indicators.

Level 3 – Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. The Company’s Level 3 assets and liabilities primarily include: asset-backed securities collateralized by sub-prime mortgages as discussed below, certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, and embedded derivatives resulting from certain products with guaranteed benefits. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. Under certain conditions, based on its observations of transactions in active markets, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those

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Notes to Consolidated Financial Statements

instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3. As of December 31, 2009 and 2008 these over-rides on a net basis were not material.

Inactive Markets – During 2009, the Company observed that the volume and level of activity in the market for asset-backed securities collateralized by sub-prime mortgages remained at historically low levels. This stood in particular contrast to the markets for other structured products with similar cash flow and credit profiles, which experienced an increase in the level of activity beginning in the second quarter of 2009. The Company also observed significant implied relative liquidity risk premiums, yields, and weighting of “worst case” cash flows for asset-backed securities collateralized by sub-prime mortgages in comparison with our own estimates for such securities. In contrast, the liquidity of other spread-based asset classes, such as corporate bonds, high yield and consumer asset-backed securities, such as those collateralized by credit cards or autos, which were previously more correlated with sub-prime securities, improved beginning in the second quarter of 2009. Based on this information, the Company concluded as of June 30, 2009, and continuing through December 31, 2009, that the market for asset-backed securities collateralized by sub-prime mortgages was inactive and also determined the pricing quotes it received were based on limited market transactions, calling into question their representation of observable fair value.

Based on this conclusion, in determining the fair value of certain asset-backed securities collateralized by sub-prime mortgages, the Company considered both third-party pricing information, and an internally developed price, based on a discounted cash flow model. The discount rate used in the model was based on observed spreads for other similarly structured credit markets which were active and dominated by observable orderly transactions. The Company also applied additional risk premiums to the discount rate to reflect the relative illiquidity and asset specific cash flow uncertainty associated with asset-backed securities collateralized by sub-prime mortgages. This combined security specific additional spread reflects the Company’s judgment of what an investor would demand for taking on such risks in an orderly transaction under current market conditions, and is significantly higher than would be indicative of historical spread differences between structured credit asset classes when all asset classes had active markets dominated with orderly transactions. The Company believes these estimated spreads are reflective of current market conditions in the sub-prime mortgage market and these spread estimates are further supported by their relationship to recent observations of limited transactions in sub-prime securities. Using this discount rate, valuations were developed based on the expected future cash flows of the assets. In determining how much weight to place on the third-party pricing information versus our discounted cash flow valuation, the Company considered the level of inactivity and the amount of observable information. The Company weighted third-party pricing information as little as 30% where it had little observable market information, and as much as 100% where more observable information was available. As a result, as of December 31, 2009, the Company reported fair values for these sub-prime securities which were net $591 million higher than the estimated fair values received from independent third party pricing services or brokers. The adjusted fair value of these securities was $5,545 million, which was reflected within Level 3 in the fair value hierarchy as of December 31, 2009, based on the unobservable inputs used in the discounted cash flow model and the limited observable market activity.

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Notes to Consolidated Financial Statements

Assets and Liabilities by Hierarchy Level – The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2009
	Level 1	Level 2	Level 3(1)	Netting(2)	Total
	(in millions)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$—	$6,718	$—	$—	$6,718
Obligations of U.S. states and their political subdivisions	—	1,284	—	—	1,284
Foreign government bonds	—	2,122	42	—	2,164
Corporate securities	5	67,387	752	—	68,144
Asset-backed securities	—	3,058	6,085	—	9,143
Commercial mortgage-backed securities	—	9,953	—	—	9,953
Residential mortgage-backed securities	—	8,719	83	—	8,802

Sub-total	5	99,241	6,962	—	106,208
Trading account assets supporting insurance liabilities:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	—	56	—	—	56
Obligations of U.S. states and their political subdivisions	—	31	—	—	31
Foreign government bonds	—	106	—	—	106
Corporate securities	—	9,335	83	—	9,418
Asset-backed securities	—	576	281	—	857
Commercial mortgage-backed securities	—	1,888	5	—	1,893
Residential mortgage-backed securities	—	1,412	20	—	1,432
Equity securities	—	118	3	—	121
All other activity	337	388	—	—	725

Sub-total	337	13,910	392	—	14,639
Other trading account assets:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	—	71	—	—	71
Obligations of U.S. states and their political subdivisions	—	—	—	—	—
Foreign government bonds	—	—	—	—	—
Corporate securities	—	169	—	—	169
Asset-backed securities	—	141	42	—	183
Commercial mortgage-backed securities	—	52	—	—	52
Equity Securities	213	—	2	—	215
All other activity	13	6,114	290	(4,242)	2,175

Sub-total	226	6,547	334	(4,242)	2,865
Equity securities, available for sale	3,118	1,614	124	—	4,856
Commercial mortgage and other loans	—	—	(10)	—	(10)
Other long-term investments	1	21	—	—	22
Short-term investments	2,877	1,768	—	—	4,645
Cash and cash equivalents	4,364	2,013	—	—	6,377
Other assets	2,387	175	—	—	2,562

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Notes to Consolidated Financial Statements

Due from parent and affiliates	—	450	3,372	—	3,822

Sub-total excluding separate account assets	13,315	125,739	11,174	(4,242)	145,986
Separate account assets(3)	59,694	59,892	12,890	—	132,476

Total assets	$73,009	$185,631	$24,064	$(4,242)	$278,462

Future policy benefits	—	—	58	—	58
Long-term debt	—	—	—	—	—
Other liabilities	—	4,683	10	(3,841)	852
Due to parent and affiliates	—	1,122	288	—	1,410

Total liabilities	$—	$5,805	$356	$(3,841)	$2,320

	As of December 31, 2008
	Level 1	Level 2	Level 3	Netting(2)	Total
	(in millions)
Fixed maturities, available for sale	$—	$95,333	$1,923	$—	$97,256
Trading account assets supporting insurance liabilities	196	12,376	145	—	12,717
Other trading account assets	20	10,337	1,351	(7,085)	4,623
Equity securities, available for sale	2,404	1,153	73	—	3,630
Other long-term investments	15	199	—	—	214
Short-term investments	1,913	1,177	—	—	3,090
Cash and cash equivalents	2,099	5,344	—	—	7,443
Other assets	1,247	2,500	—	—	3,747
Due from parent and affiliates	—	1,752	833	—	2,585

Sub-total excluding separate account assets	7,894	130,171	4,325	(7,085)	135,305
Separate account assets(1)	42,391	60,564	19,780	—	122,735

Total assets	$50,285	$190,735	$24,105	$(7,085)	$258,040

Future policy benefits	—	—	1,172	—	1,172
Other liabilities	1	6,509	139	(5,948)	701
Due to parent and affiliates	—	2,696	1,260	—	3,956

Total liabilities	$1	$9,205	$2,571	$(5,948)	$5,829

(1)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.
(2)	“Netting” amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty.

The methods and assumptions the Company uses to estimate fair value of assets and liabilities measured at fair value on a recurring basis are summarized as follows:

Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. In order to validate reasonability, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2. If the pricing information received from third party

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

If the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity, non-binding broker quotes are used, if available. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information from the pricing service or broker with an internally developed valuation. As of December 31, 2009 and 2008 over-rides on a net basis were not material. Internally developed valuations or non-binding broker quotes are also used to determine fair value in circumstances where vendor pricing is not available. These estimates may use significant unobservable inputs, which reflect our own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. Pricing service over-rides, internally developed valuations and non-binding broker quotes are generally included in Level 3 in our fair value hierarchy.

The fair value of private fixed maturities, which are primarily comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. In certain cases these models primarily use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. Accordingly, these securities have been reflected within Level 3. Significant unobservable inputs used include: issue specific credit adjustments, material non-public financial information, management judgment, estimation of future earnings and cash flows, default rate assumptions, and liquidity assumptions. These inputs are usually considered unobservable, as not all market participants will have access to this data.

Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (NAV). Any restrictions on the ability to redeem interests in these funds at NAV are considered to have a de minimis effect on the fair value. Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets – (Including trading account assets supporting insurance liabilities) consist primarily of public corporate bonds, treasuries, equity securities and derivatives whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities” and “Derivative Instruments.”

Equity Securities – Consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded equity securities are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with directly observed recent market trades. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.

Derivative Instruments – Derivatives are recorded at fair value either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, with “Other liabilities,” except for embedded derivatives which are recorded

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

with the associated host contract. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk and liquidity as well as other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid- ask spread, maturity, complexity, and other specific attributes of the underlying derivative position. Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

The Company’s exchange-traded futures and options include treasury futures, eurodollar futures, commodity futures, eurodollar options and commodity options. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in our fair value hierarchy.

The majority of the Company’s derivative positions are traded in the over-the-counter (OTC) derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, non-binding broker-dealer quotations, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate and cross currency swaps, currency forward contracts, commodity swaps, commodity forward contracts, single name credit default swaps, loan commitments held for sale and to-be-announced (or TBA) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key assumptions include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk and volatility.

OTC derivative contracts are executed under master netting agreements with counterparties with a Credit Support Annex, or CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties, should either party suffer a credit rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its non-performance risk, the Company incorporates an additional spread over London Interbank Offered Rate (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities, after consideration of the impacts of two-way collateral posting. Most OTC derivative contracts have bid and ask prices that are actively quoted or can be readily obtained from external market data providers. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value.

Level 3 includes OTC derivatives where the bid-ask spreads are generally wider than derivatives classified within Level 2 thus requiring more judgment in estimating the mid-market price of such derivatives. Derivatives classified as Level 3 include first-to-default credit basket swaps, look-back equity options and other structured products. These derivatives are valued based upon models with some significant unobservable market inputs or inputs from less actively traded markets. The fair values of first- to-default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Look-back equity options and other structured options and derivatives are valued using simulation models such as the Monte Carlo technique. The input values for look-back equity options are derived from observable market indices such as interest rates, dividend yields, equity indices as well as unobservable model-specific input values such as certain volatility parameters. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to broker-dealer values.

Cash Equivalents and Short-Term Investments – Include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the Cash Equivalents and Short-term Investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Other Assets and Other Liabilities – Other assets carried at fair value include U.S. Treasury bills held within our global commodities group whose fair values are determined consistent with similar securities described above under “Fixed Maturity Securities.” Included in other liabilities are various derivatives contracts executed within our global commodities group, including exchange-traded futures, foreign currency and commodity contracts. The fair values of these derivative instruments are determined consistent with similar derivative instruments described above under “Derivative Instruments.”

Due to\from parent and affiliates – Due to\from parent and affiliates consist primarily of notes receivable, derivative activity and receivables associated with the reinsurance of guarantees on variable annuity contracts whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Derivative Instruments” and “Future Policy Benefits” below.

Future Policy Benefits – The liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”), accounted for as embedded derivatives. The fair values of the GMAB, GMWB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The Company is also required to incorporate its own risk of non-performance in the valuation of the embedded derivatives associated with its optional living benefit features. Since insurance liabilities are senior to debt, the Company believes that reflecting the claims-paying ratings of the Company’s insurance subsidiaries in the valuation of the liability appropriately takes into consideration the Company’s own risk of non-performance. Historically, the expected cash flows were discounted using forward LIBOR interest rates, which were commonly viewed as being consistent with AA quality claims-paying ratings. However, in light of first quarter of 2009 developments, including rating agency downgrades to the claims-paying ratings of the Company’s insurance subsidiaries, the Company determined that forward LIBOR interest rates were no longer indicative of a market participant’s view of the Company’s claims-paying ability. As a result, beginning in the first quarter of 2009, to reflect the market’s perception of its non-performance risk, the Company incorporated an additional spread over LIBOR into the discount rate used in the valuations of the embedded derivatives associated with its optional living benefit features, thereby increasing the discount rate and reducing the fair value of the embedded derivative liabilities. The additional spread over LIBOR is determined taking into consideration publicly available information relating to the claims-paying ability of the Company’s insurance subsidiaries, as indicated by the credit spreads associated with funding agreements issued by these subsidiaries. The Company adjusts these credit spreads to remove any liquidity risk premium. The additional spread over LIBOR incorporated into the discount rate as of December 31, 2009 generally ranged from 75 to 150 basis points for the portion of the interest rate curve most relevant to these liabilities.

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company’s variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized in the valuation of the embedded derivatives associated with the Company’s optional living benefit features are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2009, as well as the portion of gains or losses included in income for the year ended December 31, 2009 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2009.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Year Ended December 31, 2009
	Fixed Maturities Available For Sale – Foreign Government Bonds	Fixed Maturities Available For Sale – Corporate Securities	Fixed Maturities Available For Sale – Asset- Backed Securities	Fixed Maturities Available For Sale – Residential Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Foreign Government Bonds
	(in millions)
Fair Value, beginning of period	$27	$833	$855	$208	$—
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	(96)	(661)	—	—
Asset management fees and other income	—	—	—	—	—
Included in other comprehensive income (loss)	5	112	2,257	(1)	—
Net investment income	—	11	57	1	—
Purchases, sales, issuances and settlements	123	(579)	(1,582)	18	12
Other(1)	—	—	—	—	—
Transfers into Level 3(2)	10	872	5,228	—	—
Transfers out of Level 3(2)	(123)	(401)	(69)	(143)	(12)

Fair Value, end of period	$42	$752	$6,085	$83	$—

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$—	$(100)	$(658)	$—	$—
Asset management fees and other income	$—	$—	$—	$—	$—
Included in other comprehensive income (loss)	$5	$103	$2,202	$(1)	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Year Ended December 31, 2009
	Trading Account Asset Supporting Insurance Liabilities- Corporate Securities	Trading Account Asset Supporting Insurance Liabilities- Asset- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Commercial Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Residential Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Equity Securities
	(in millions)
Fair Value, beginning of period	$75	$35	$6	$28	$1
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	—	—	—	—
Asset management fees and other income	20	59	(1)	3	2
Included in other comprehensive income (loss)	—	—	—	—	—
Net investment income	2	—	—	—	—
Purchases, sales, issuances and settlements	(72)	(66)	—	(4)	—
Other(1)	—	—	—	—	—
Transfers into Level 3(2)	229	266	—	—	—
Transfers out of Level 3(2)	(171)	(13)	—	(7)	—

Fair Value, end of period	$83	$281	$5	$20	$3

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$—	$—	$—
Asset management fees and other income	$16	$47	$(1)	$3	$2
Included in other comprehensive income (loss)	$—	$—	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Year Ended December 31, 2009
	Other Trading Account Assets- Corporate Securities	Other Trading Account Assets- Asset- Backed Securities	Other Trading Account Assets- Equity Securities	Other Trading Account Assets- All Other Activity	Equity Securities, Available for Sale
	(in millions)
Fair Value, beginning of period	$38	$—	$7	$1,306	$73
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	—	—	(320)	(10)
Asset management fees and other income	—	3	3	24	—
Included in other comprehensive income (loss)	—	—	—	—	51
Net investment income	—	—	—	—	—
Purchases, sales, issuances and settlements	(2)	3	(7)	(720)	13
Other(1)	(36)	36	—	—	—
Transfers into Level 3(2)	—	—	—	—	12
Transfers out of Level 3(2)	—	—	(1)	—	(15)

Fair Value, end of period	$—	$42	$2	$290	$124

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$—	$(320)	$(21)
Asset management fees and other income	$2	$1	$3	$—	$—
Included in other comprehensive income (loss)	$—	$—	$—	$—	$51

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Year Ended December 31, 2009
	Commercial Mortgage and Other Loans	Due from parent and affiliates	Separate Account Assets(4)
	(in millions)
Fair Value, beginning of period	$—	$833	$19,780
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(10)	(872)	-
Asset management fees and other income	—	—	—
Interest credited to policyholders' account balances	—	—	(7,373)
Included in other comprehensive income (loss)	—	58	—
Net investment income	—	—	—
Purchases, sales, issuances and settlements	—	1,669	426
Other(1)	—	—	—
Transfers into Level 3(2)	—	1,684	409
Transfers out of Level 3(2)	—	—	(352)

Fair Value, end of period	$(10)	$3,372	$12,890

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$(10)	$(846)	$—
Asset management fees and other income	$—	$—	$—
Interest credited to policyholders' account balances	$—	$—	$(7,585)
Included in other comprehensive income (loss)	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Year Ended December 31, 2009
	Future Policy Benefits	Other Liabilities	Due to parent and affiliates
	(in millions)
Fair Value, beginning of period	$(1,172)	$(139)	$(1,260)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	1,159	82	272
Asset management fees and other income	—	—	9
Included in other comprehensive income (loss)	—	—	—
Net investment income	—	—	—
Purchases, sales, issuances and settlements	(45)	49	691
Other(1)	—	—	—
Transfers into Level 3(2)	—	(2)	—
Transfers out of Level 3(2)	—	—	—

Fair Value, end of period	$(58)	$(10)	$(288)

Unrealized gains (losses) for the period relating to those Level 3 assets and liabilities that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$1,079	$82	$272
Asset management fees and other income	$—	$—	$—
Included in other comprehensive income (loss)	$—	$—	$—

(1)	Other represents reclassifications of certain assets between reporting categories.
(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

Transfers – Transfers into Level 3 for Fixed Maturities Available for Sale — Asset-Backed Securities and Trading Account Assets Supporting Insurance Liabilities — Asset-Backed Securities include $4,583 million and $188 million, respectively, of transfers that occurred during the second quarter of 2009, resulting from the Company’s conclusion that the market for asset- backed securities collateralized by sub-prime mortgages was an inactive market, as discussed in detail above. In addition to these sub-prime securities, transfers into Level 3 for Fixed Maturities Available for Sale — Corporate Securities and — Asset-Backed Securities, and Trading Account Assets Supporting Insurance Liabilities — Corporate Securities and — Asset-Backed Securities, as well as Due from Parent and Affiliates included transfers resulting from the use of unobservable inputs within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) or models with observable inputs were utilized.

Transfers out of level 3 for Fixed Maturities Available for Sale — Foreign Government Bonds, — Corporate Securities and — Residential Mortgage-Backed Securities as well as Trading Account Assets Supporting Insurance Liabilities — Corporate Securities were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2008, as well as the portion of gains or losses included in income for the year ended December 31, 2008 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2008.

	Year Ended December 31, 2008
	Fixed Maturities Available For Sale	Trading Account Assets Supporting Insurance Liabilities	Other Trading Account Assets	Equity Securities Available for Sale
	(in millions)
Fair Value, beginning of period	$2,787	$291	$469	$164
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(347)	—	628	(5)
Asset management fees and other income	—	(39)	(5)	—
Included in other comprehensive income (loss)	(346)	—	—	(24)
Net investment income	11	(1)	—	—
Purchases, sales, issuances and settlements	(305)	(32)	259	(12)
Transfers into (out of) Level 3(1)	123	(74)	—	(50)

Fair Value, end of period	$1,923	$145	$1,351	$73

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(2)
Included in earnings:
Realized investment gains (losses), net	$(363)	$—	$628	$(5)
Asset management fees and other income	$—	$(46)	$(5)	$—
Included in other comprehensive income (loss)	$(327)	$—	$—	$(21)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Year Ended December 31, 2008
	Due from Parent and Affiliates	Separate Account Assets(3)	Future Policy Benefits	Other Liabilities
	(in millions)
Fair Value, beginning of period	$35	$21,815	$(71)	$(77)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	777	—	(1,079)	(101)
Asset management fees and other income	—	—	—	—
Interest credited to policyholders' account balances	—	(2,983)	—	—
Included in other comprehensive income (loss)	—	—	—	—
Net investment income	—	—	—	—
Purchases, sales, issuances and settlements	21	1,555	(22)	39
Transfers into (out of) Level 3(1)	—	(607)	—	—

Fair Value, end of period	$833	$19,780	$(1,172)	$(139)

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(2)
Included in earnings:
Realized investment gains (losses), net	$777	$—	$(1,079)	$(101)
Asset management fees and other income	$—	$—	$—	$—
Interest credited to policyholders' account balances	$—	$(3,733)	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Year Ended December 31, 2008
Due to Parent and Affiliates
(in millions)
Fair Value, beginning of period	$(395)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(650)
Asset management fees and other income	—
Included in other comprehensive income (loss)	—
Net investment income	—
Purchases, sales, issuances and settlements	(215)
Transfers into (out of) Level 3(2)	—

Fair Value, end of period	$(1,260)

Unrealized gains (losses) for the period relating to those Level 3 liabilities that were still held at the end of the period(2)
Included in earnings:
Realized investment gains (losses), net	$(650)
Asset management fees and other income	$—
Interest credited to policyholders' account balances	$—

(1)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(2)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(3)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

Transfers – Net transfers into Level 3 for Fixed Maturities Available for Sale totaled $123 million during the year ended December 31, 2008. Transfers into Level 3 for these investments was primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when previously information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

The net amount of transfers out of level 3 for Trading Account Assets Supporting Insurance Liabilities of $74 million during the year ended December 31, 2008 is due primarily to the use of observable inputs in valuation methodologies as well as pricing service information for certain assets that the Company was able to validate. Partially offsetting these transfers out of Level 3 were transfers into Level 3 due to the use of unobservable inputs within the valuation methodologies and broker quotes, when previously information from third party pricing services was utilized.

The net amount of Separate Account Assets transferred out of Level 3 for the year ended December 31, 2008 was $607 million. This resulted from the use of vendor pricing information that the Company was able to validate that was previously unavailable. Partially offsetting the transfers out for this activity were transfers into Level 3 as a result of further review of valuation methodologies for certain assets that had been previously classified as Level 2.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Nonrecurring Fair Value Measurements – Certain assets and liabilities are measured at fair value on a nonrecurring basis. Nonrecurring fair value reserve increases resulted in $109 million of losses being recorded for the year ended December 31, 2009 on certain commercial mortgage loans. The carrying value of these loans as of December 31, 2009 was $147 million. Similar commercial mortgage loan reserve increases of $6 million were recorded for the year ended December 31, 2008. The reserves were based on either discounted cash flows utilizing market rates or the fair value of the underlying real estate collateral and were classified as Level 3 in the hierarchy.

Impairments of $51 million and $27 million were recorded for the years ended December 31, 2009 and 2008, respectively, on certain cost method investments. The carrying value as of December 31, 2009 of these investments was $206 million. In addition, impairments of $11 million were recorded for the year ended December 31, 2009 on certain equity method investments. These fair value adjustments were based on inputs classified as Level 3 in the valuation hierarchy. The inputs utilized were primarily discounted estimated future cash flows and, where appropriate, valuations provided by the general partners taken into consideration with deal and management fee expenses.

Fair Value of Financial Instruments

The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available for sale, trading account assets supporting insurance liabilities, other trading account assets, equity securities, securities purchased under agreements to resell, short-term investments, cash and cash equivalents, accrued investment income, separate account assets, investment contracts included in separate account liabilities, securities sold under agreements to repurchase, and cash collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 21 for a discussion of derivative instruments.

The following table discloses the Company’s financial instruments where the carrying amounts and fair values may differ:

	December 31, 2009		December 31, 2008
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in millions)
Assets:
Commercial mortgage and other loans	$26,289	$25,649	$27,717	$25,345
Policy loans	7,907	9,358	7,779	10,533
Wachovia Securities “lookback” option	—	—	580	2,280
Notes receivable – affiliated	4,791	4,793	3,752	3,724
Liabilities:
Policyholders’ account balances – investment contracts	$58,162	$58,921	$58,143	$57,708
Short-term and long-term debt	9,860	9,787	14,342	12,919

The fair values presented above for those financial instruments where the carrying amounts and fair values may differ have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of commercial mortgage and other loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Policy Loans

The fair value of U.S. insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns. For group corporate- and trust-owned life insurance contracts and group universal life contracts, the fair value of the policy loans is the amount due as of the reporting date.

Wachovia Securities “lookback” option

On December 31, 2009, the Company exercised its rights under the “lookback” option as it relates to its interest in the Wachovia Securities joint venture. Prior to its exercise, the fair value of the “lookback” option was determined internally by using an approach that employs both Black-Scholes and binominal option pricing models, which includes inputs such as equity market volatilities, risk-free rates, dividend yields and counterparty credit risk, as well as an illiquidity discount. At December 31, 2008, the carrying value of the “lookback” option was reflected within “Other assets.” See Note 7 for additional information on the Company’s Investment in Wachovia Securities.

Notes Receivable – Affiliated

The fair value of affiliated notes receivable is determined using a discounted cash flow model, which utilizes a discount rate based upon market indications from broker-dealers, as well as internal assumptions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements, where appropriate. Affiliated notes receivable are reflected within “Due from parent and affiliates.”

Investment Contracts – Policyholders’ Account Balances

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s claims paying ratings, and hence reflects the Company’s own nonperformance risk. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products the fair value is the market value of the assets supporting the liabilities.

Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own nonperformance risk. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

20. RELATED PARTY

Service Agreements – Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include PRUCO, LLC, Prudential Asset Management Holding Company, LLC, Prudential International Insurance Holdings, Ltd., Prudential International Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential Real Estate and Relocation Services, Inc., Prudential International Investments Corporation, Prudential International Investments, LLC,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Prudential Annuities Holding Company, Inc. and Prudential Japan Holdings, LLC. Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $499 million, $408 million and $444 million for the years ended December 31, 2009, 2008 and 2007, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in “Other income” were $1 million, $18 million and $63 million for the years ended December 31, 2009, 2008 and 2007, respectively, related primarily to royalties and compensation for the sale of affiliates’ products through the Company’s distribution network.

“Due from parent and affiliates” includes $85 million and $119 million at December 31, 2009 and 2008, respectively, due primarily to these agreements.

Service Agreements – Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $248 million, $272 million and $250 million in “Net investment income” and $155 million, $129 million and $108 million in “General and administrative expenses” for the years ended December 31, 2009, 2008 and 2007, respectively. “Due to parent and affiliates” includes $20 million and $26 million at December 31, 2009 and 2008, respectively, due primarily to these agreements.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

	Maturity Dates	Rate	2009	2008
			(in millions)
U.S. Dollar floating rate notes(1)	2009-2026	0.79%-11.63%	$1,018	$1,216
U.S. Dollar fixed rate notes(2)	2009-2026	1.72%-12.40%	2,977	777
Japanese Yen fixed rate notes(3)	2009-2019	1.70%-3.40%	252	160

Total long-term notes receivable – affiliated(4)			4,247	2,153
Short-term notes receivable – affiliated(5)			544	1,599

Total notes receivable – affiliated			$4,791	$3,752

(1)	Includes current portion of the long-term notes receivable of $660 million and $75 million at December 31, 2009 and 2008, respectively.
(2)	Includes current portion of the long-term notes receivable of $539 million and $404 million at December 31, 2009 and 2008, respectively.
(3)	Includes current portion of the long-term notes receivable of $59 million at December 31, 2008.
(4)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
(5)	Short-term notes receivable have variable rates, which averaged 1.32% at December 31, 2009 and 3.62% at December 31, 2008. Short-term notes receivable are payable on demand.

Accrued interest receivable related to these loans was $30 million and $12 million at December 31, 2009 and 2008, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $207 million, $97 million and $142 million for the years ended December 31, 2009, 2008, and 2007, respectively and are included in “Other income.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $70 million and $55 million, associated with these transactions at December 31, 2009 and 2008, respectively. Revenues related to this lending activity were $0 million, $3 million and $14 million for the years ended December 31, 2009, 2008, and 2007, respectively, and are included in “Net investment income.”

Sales of Fixed Maturities and Commercial Mortgage & Agricultural Mortgage Loans between Affiliates

In December 2009, the Company sold fixed maturity investments to an affiliate for a total of $1,871 million, the fair value on the date of transfer plus accrued interest. In consideration for this sale, the Company received notes receivable from affiliates with a fair value of $1,890 million and $24 million for the accrued interest of which $23 million was unpaid as of December 31, 2009. The affiliate recorded the investments at the historic amortized cost of the Company. The difference of $43 million between the carrying amount and the fair value, net of taxes, was recorded by the Company as a decrease to additional paid-in capital. Fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

In September 2009, the Company purchased fixed maturity investments from affiliates for a total of $294 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at the historic amortized cost of the affiliate and no adjustment was necessary to additional paid-in capital as the fair value and carrying amounts were equal.

In June 2009, the Company sold fixed maturity investments to an affiliate for a total of $682 million, the fair value on the date of the transfer plus accrued interest. The affiliate recorded the investments at the historic amortized cost of the Company. The difference of $19 million between the historic amortized cost and the fair value, net of taxes, was recorded by the Company as an increase to additional paid-in capital.

In July 2009, the Company sold commercial mortgage and agricultural mortgage loans to an affiliate for a total of $27 million, the fair value on the date of the transfer plus accrued interest and premiums, less escrows. The affiliate recorded the investments at the Company’s carrying amount. No adjustment was necessary to additional paid-in capital as the fair value and carrying amounts were equal. Commercial mortgage loans are categorized in the Company’s consolidated statement of financial position as commercial mortgage and other loans.

In April, June and December 2008, the Company purchased fixed maturity investments from affiliates for a total of $374 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at the historic amortized cost of the affiliate. The difference of $147 million between the historic amortized cost and the fair value, net of taxes, was recorded as an increase to additional paid-in capital.

In February, March and April 2008, the Company purchased commercial mortgage loans from an affiliate for a total of $180 million, the fair value on the date of the transfer plus accrued interest, less escrows. The Company recorded the investments at the affiliate’s carrying amount, and no adjustment was necessary to additional paid-in capital as the fair value and carrying amount were equal.

In December 2008, the Company sold fixed maturity investments to an affiliate for a total of $822 million, the fair value on the date of the transfer plus accrued interest, less escrows. The affiliate recorded the investments at the historic amortized cost of the Company. The difference of $51 million between the historic amortized cost and the fair value, net of taxes, was recorded by the Company as a reduction to additional paid-in capital. In June 2009, the Company bought back certain loans that did not meet the affiliate’s criteria for a total of $62 million, the fair value on the date of the original transfer plus accrued interest, less escrows. The Company recorded the investments at the carrying amount as of the date of the original transfer. The difference of $5 million between the carrying amount and the fair value, net of taxes, was recorded by the Company as an increase to additional paid-in capital.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In December 2008, the Company sold commercial mortgage and agricultural mortgage loans to an affiliate for a total of $311 million, the fair value on the date of the transfer plus accrued interest, less escrows. The affiliate recorded the investments at the Company’s carrying amount. The difference of $15 million between the carrying amount and the fair value, net of taxes, was recorded by the Company as a reduction to additional paid-in capital.

Transfer of Loans between Affiliates

In October 2009, the Company received a ¥9 billion affiliated loan from Prudential Financial. The Company recorded the loan at a fair value of $105 million, net of taxes, which also represented the affiliate’s carrying value. The offset was recorded by the Company as a capital contribution.

Settlement of Contingent Tax Liability between Affiliates

During 2009, in accordance with the terms of the tax sharing agreement with its parent, the Company settled $310 million of its contingent tax liability with Prudential Financial and was relieved of any future obligation related thereto. The liability is primarily related to tax years prior to 2002. The settlement of this liability was recorded as a capital contribution.

Transfer of Duration Lengthening Swaps between Affiliates

In November 2008, the Company received duration lengthening swaps from a direct subsidiary of Prudential Financial. The Company recorded these items at a fair value of $211 million, net of taxes, which also represented the affiliate’s carrying value. The offset was recorded as a capital contribution. These swaps were terminated in December 2008.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in” Other trading account assets” were $1,410 million and $1,097 million at December 31, 2009 and 2008, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $1,407 million and $3,957 million at December 31, 2009 and 2008, respectively.

Retail Medium Term Notes Program

The Company has sold funding agreements (“agreements”) to Prudential Financial as part of a retail note issuance program to financial wholesalers. As discussed in Note 10, “Policyholders’ account balances” include $1,814 million and $3,496 million related to these agreements at December 31, 2009 and 2008, respectively. In March and June 2009, the Company settled $1,522 million of its obligation related to the affiliated funding agreements mentioned above for $1,221 million, which resulted in an increase in “Additional paid-in capital” of $278 million. In addition, “Deferred policy acquisition costs” includes affiliated amounts of $23 million and $58 million related to these agreements at December 31, 2009 and 2008, respectively. The affiliated interest credited on these agreements is included in “Interest credited to policyholders’ account balances” and was $121 million, $192 million and $126 million for the years ended December 31, 2009, 2008, and 2007, respectively.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other long term investments” includes $83 million and $27 million at December 31, 2009 and 2008, respectively. “Net investment income” includes gains of $22 million for the year ended December 31, 2009, losses of $3 million for the year ended 2008 and a gain of $21 million for the year ended December 31, 2007, related to these ventures.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Reinsurance

As discussed in Notes 11 and 13, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 14, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

21. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies used in a non- dealer or broker capacity

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commission’s merchants who are members of a trading exchange.

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on an identified name, or a basket of names in a first to default structure, and in return receives a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. See Note 22 for a discussion of guarantees related to these credit derivatives. In

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

The Company uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company to achieve better diversification and to enhance the return on its investment portfolio. TBAs provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

The Company sells variable annuity products, which contain embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. In addition, some variable annuity products feature an automatic rebalancing element to minimize risks inherent in the Company’s guarantees which reduces the need for hedges.

The Company sells synthetic guaranteed investment contracts which are investment-only, fee-based stable value products, to qualified pension plans. The assets are owned by the trustees of such plans, who invest the assets under the terms of investment guidelines agreed to with the Company. The contracts contain a guarantee of a minimum rate of return on participant balances supported by the underlying assets, and a guarantee of liquidity to meet certain participant-initiated plan cash flow requirements. These contracts are accounted for as derivatives and recorded at fair value.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

	December 31, 2009			December 31, 2008
		Fair Value			Fair Value
	Notional Amount	Assets	Liabilities	Notional Amount	Assets	Liabilities
	(in millions)
Qualifying Hedge Relationships
Interest Rate	$6,831	$93	$(355)	$5,888	$118	$(809)
Currency	34	—	—	27	—	—
Currency/Interest Rate	1,207	9	(245)	1,132	56	(139)

Total Qualifying Hedge Relationships	$8,072	$102	$(600)	$7,047	$174	$(948)

Non-qualifying Hedge Relationships
Interest Rate	$64,020	$1,835	$(1,179)	$59,939	$3,545	$(2,513)
Currency	3,176	57	(2)	2,039	11	(65)
Credit	1,818	236	(68)	1,527	202	(115)
Currency/Interest Rate	2,379	119	(181)	1,928	181	(83)
Equity	1,121	56	(36)	2,346	302	—

Total Non-qualifying Hedge Relationships	$72,514	$2,303	$(1,466)	$67,779	$4,241	$(2,776)

Total Derivatives(1)	$80,586	$2,405	$(2,066)	$74,826	$4,415	$(3,724)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

(1)	Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a liability of $306 million as of December 31, 2009 and a liability of $478 million as of December 31, 2008, included in “Future policy benefits” and “Fixed maturities, available for sale.”

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non- qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

	Year Ended December 31,
	2009	2008	2007
	(in millions)
Qualifying Hedges
Fair value hedges
Interest Rate
Realized investment gains (losses)	$340	$(551)	$(199)
Net investment income	(157)	(99)	15
Interest credited to policyholder account balances – (increase)/decrease	70	17	(16)
Currency
Other Income	—	5	—

Total fair value hedge	$253	$(628)	$(200)

Cash flow hedges
Interest Rate
Interest credited to policyholder account balances – (increase)/decrease	$(7)	$3	$(1)
Accumulated Other Comprehensive Income(1)	29	(31)	4
Currency/ Interest Rate
Net investment income	(2)	(10)	(4)
Interest expense	—	11	29
Other Income	(4)	(37)	(47)
Accumulated Other Comprehensive Income(1)	(156)	127	(62)

Total cash flow hedges	$(140)	$63	$(81)

Net investment hedges
Currency
Realized investment gains (losses)(2)	$—	$—	$(1)
Accumulated Other Comprehensive Income(1)	(5)	14	(6)

Total net investment hedges	$(5)	$14	$(7)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Non- qualifying hedges
Realized investment gains (losses)
Interest Rate	$(508)	$1,435	$87
Currency	(36)	35	(16)
Currency/Interest Rate	(162)	232	(32)
Credit	—	95	(45)
Equity	(239)	159	21
Embedded Derivatives (Interest/Credit/Equity)	1,280	(1,382)	(126)

Total non-qualifying hedges	$335	$574	$(111)

Total Derivative Impact	$443	$23	$(399)

(1)	Amounts deferred in Equity
(2)	Relates to the sale of an equity method investment

For the years ended December 31, 2009, 2008 and 2007 the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging. In addition, there were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in millions)
Balance, December 31, 2006	$(153)
Net deferred losses on cash flow hedges from January 1to December 31, 2007	(52)
Amount reclassified into current period earnings	(6)

Balance, December 31, 2007	(211)
Net deferred gains on cash flow hedges from January 1to December 31, 2008	138
Amount reclassified into current period earnings	(42)

Balance, December 31, 2008	(115)
Net deferred losses on cash flow hedges from January 1to December 31, 2009	(151)
Amount reclassified into current period earnings	24

Balance, December 31, 2009	$(242)

Using December 31, 2009 values it is anticipated that a pre-tax loss of approximately $9 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the year ended December 31, 2010, offset by amounts pertaining to the hedged items. As of December 31, 2009, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 14 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss)” was $123 million and $128 million as of December 31, 2009 and 2008, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Credit Derivatives Written

The following tables set forth the Company’s exposure from credit derivatives where the Company has written credit protection, excluding a credit derivative related to surplus notes issued by a subsidiary of Prudential Insurance and embedded derivatives contained in externally-managed investments in the European market, by NAIC designation of the underlying credits as of December 31, 2009 and December 31, 2008.

	December 31, 2009
NAIC Designation	Single Name		First to Default Basket(1)		Total
	Notional	Fair Value	Notional	Fair Value	Notional	Fair Value
	(in millions)
1	$28	$—	$119	$—	$147	$—
2	—	—	242	(3)	242	(3)

Subtotal	28	—	361	(3)	389	(3)
3	—	—	104	(1)	104	(1)
4	—	—	—	—	—	—
5	—	—	50	(1)	50	(1)
6	—	—	—	—	—	—

Subtotal	—	—	154	(2)	154	(2)

Total	$28	$—	$515	$(5)	$543	$(5)

	December 31, 2008
NAIC Designation	Single Name		First to Default Basket(1)		Total
	Notional	Fair Value	Notional	Fair Value	Notional	Fair Value
	(in millions)
1	$20	$—	$192	$(17)	$212	$(17)
2	5	—	417	(63)	422	(63)

Subtotal	25	—	609	(80)	634	(80)
3	—	—	15	(2)	15	(2)
4	—	—	—	—	—	—
5	5	—	93	(26)	98	(26)
6	—	—	—	—	—	—

Subtotal	5	—	108	(28)	113	(28)

Total	$30	$—	$717	$(108)	$747	$(108)

(1)	First-to-default credit swap baskets, which may include credits of varying qualities, are grouped above based on the lowest credit in the basket. However, such basket swaps may entail greater credit risk than the rating level of the lowest credit.

The following table sets forth the composition of the Company’s credit derivatives where the Company has written credit protection excluding the credit derivative related to surplus notes issued by a subsidiary of Prudential Insurance and embedded derivatives contained in externally-managed investments in the European market, by industry category as of the dates indicated.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	December 31, 2009		December 31, 2008
Industry	Notional	Fair Value	Notional	Fair Value
	(in millions)
Corporate Securities:
Manufacturing	$5	$—	$5	$—
Utilities	5	—	5	—
Finance	—	—	—	—
Services	8	—	5	—
Energy	—	—	—	—
Transportation	—	—	—	—
Retail and Wholesale	10	—	10	—
Other	—	—	5	—
First to Default Baskets(1)	515	(5)	717	(108)

Total Credit Derivatives	$543	$(5)	$747	$(108)

(1)	Credit default baskets may include various industry categories.

The Company holds certain externally-managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading “Accumulated Other Comprehensive Income (Loss)” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these investments was $703 million and $528 million at December 31, 2009 and 2008, respectively.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2009 and 2008, the Company had $1 .275 billion and $781 million of outstanding notional amounts, reported at fair value as an asset of $173 million and an asset of $196 million, respectively.

Types of Derivative Instruments and Derivative Strategies used in a dealer or broker capacity

Futures, forwards and options contracts, and swap agreements, are also used in a derivative dealer or broker capacity (excluding derivative contracts transacted with affiliates, which are discussed in Note 20) in the Company’s commodities operations to facilitate transactions of the Company’s clients, hedge proprietary trading activities and as a means of risk management. These derivatives allow the Company to structure transactions to manage its exposure to commodities and securities prices, foreign exchange rates and interest rates. Risk exposures are managed through diversification, by controlling position sizes and by entering into offsetting positions. For example, the Company may manage the risk related to its precious metals inventory by entering into an offsetting position in exchange traded futures contracts.

The fair value of the Company’s derivative contracts used in a derivative dealer or broker capacity is reported on a net-by-counterparty basis in the Company’s Consolidated Statements of Financial Position when management believes a legal right of setoff exists under an enforceable netting agreement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Realized and unrealized gains and losses from marking-to-market the derivatives used in proprietary positions are recognized on a trade date basis and reported in “Other income.”

The following table sets forth the income statement impact of derivatives used in a dealer or broker capacity.

Year Ended December 31, 2009
Other income
Interest Rate	$(19)
Commodity	54
Currency	52
Equity	3

Total other income	$90

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions. The Company manages credit risk by entering into derivative transactions with major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

The credit exposure of the Company’s over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. To reduce credit exposures, the Company seeks to (i) enter into OTC derivative transactions pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty (ii) enter into agreements that allow the use of credit support annexes (CSAs), which are bilateral rating-sensitive agreements that require collateral postings at established threshold levels. Likewise, the Company effects exchange-traded futures and options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of non-performance by counterparties to such financial instruments.

The vast majority of the Company’s OTC derivative agreements are with highly rated major international financial institutions. The Company incorporates the market’s perception of non-performance risk in determining the fair value of its OTC derivative assets and liabilities. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

Certain of the Company’s derivative agreements with some of its counterparties contain credit-risk related triggers. If the Company’s credit rating were to fall below a certain level, the counterparties to the derivative instruments could request termination at the then fair value of the derivative or demand immediate full collateralization on derivative instruments in net liability positions. If a downgrade occurred and the derivative positions were terminated, the Company anticipates it would be able to replace the derivative positions with other counterparties in the normal course of business. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position were $697 million as of December 31, 2009. In the normal course of business the Company has posted collateral related to these instruments of $667 million as of December 31, 2009. If the credit-risk-related contingent features underlying these agreements had been triggered on December 31, 2009, the Company estimates that it would be required to post a maximum of $30 million of additional collateral to its counterparties.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

22. COMMITMENTS AN]) GUARANTEES, CONTINGENT LIABILITIES AN]) LITIGATION AN]) REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2009, 2008 and 2007 was $67 million, $62 million and $67 million, respectively.

The following table presents, at December 31, 2009, the Company’s contractual maturities on long-term debt, as more fully described in Note 14, and future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

	Long-term Debt	Operating Leases	Sub-lease Income
	(in millions)
2010	$—	$81	$(11)
2011	225	74	(6)
2012	4	62	(6)
2013	4	51	(4)
2014	904	38	(4)
2015 and thereafter	5,792	78	—

Total	$6,929	$384	$(31)

Occasionally, for business reasons, the Company may exit certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense and any sub-lease income, and to release this reserve over the remaining commitment period. Of the $384 million in total non-cancelable operating leases and $31 million in total sub-lease income, $17 million and $23 million, respectively, has been accrued at December 31, 2009.

In connection with the Company’s origination of commercial mortgage loans, it had outstanding commercial mortgage loan commitments with borrowers of $486 million at December 31, 2009.

The Company also has other commitments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. These other commitments amounted to $7,904 million at December 31, 2009. Reflected in these other commitments are $7,850 million of commitments to purchase or fund investments, including $4,674 million that the Company anticipates will ultimately be funded from its separate accounts. Of these separate account commitments, $1,991 million have recourse to Prudential Insurance if the separate accounts are unable to fund the amounts when due.

In the course of the Company’s business, it provides certain guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future.

A number of guarantees provided by the Company relate to real estate investments held in its separate accounts, in which entities that the separate account has invested in have borrowed funds, and the Company has guaranteed their obligations. The Company provides these guarantees to assist these entities in obtaining financing. The Company’s maximum potential exposure under these guarantees was $2,131 million at December 31, 2009, of which all but $195 million is limited to the assets of the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

separate account and of which exposure primarily relates to guarantees limited to fraud, criminal activity or other bad acts. These guarantees generally expire at various times over the next fifteen years. At December 31, 2009, no amounts were accrued as a result of the Company’s assessment that it is unlikely payments will be required. Any payments that may become required under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the underlying collateral, or would provide rights to obtain the underlying collateral.

As discussed in Note 21, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company’s maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $976 million as of December 31, 2009. This amount excludes exposures related to credit derivatives written with affiliates. These credit derivatives generally have maturities of five years or less.

Certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. At December 31, 2009, such contracts in force carried a total guaranteed value of $10,222 million. These guarantees are supported by collateral that is not reflected on the Company’s balance sheet. This collateral had a fair value of $10,433 million at December 31, 2009.

In connection with certain acquisitions, the Company has agreed to pay additional consideration in future periods, contingent upon the attainment by the acquired entity of defined operating objectives. At December 31, 2009, maximum potential future consideration pursuant to such arrangements, to be resolved over the following three years, is $65 million. Any such payments would result in increases in intangible assets, such as goodwill.

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. At December 31, 2009, the Company has accrued liabilities of $6 million associated with all other financial guarantees and indemnity arrangements, which does not include retained liabilities associated with sold businesses.

Con tin gent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. The Company’s legal and regulatory actions include proceedings specific to it and proceedings generally applicable to business practices in the industries in which it operates, including in both cases businesses that have either been divested or placed in wind-down status. The Company

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its investment-related operations, the Company is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that the Company has made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to the Company and its businesses and products. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

In April 2009, a purported nationwide class action, Schultz v. The Prudential Insurance Company of America, was filed in the United States District Court for the Northern District of Illinois. In January 2010, the court dismissed the complaint without prejudice. In February 2010, plaintiff sought leave to amend the complaint to add another plaintiff and to name the ERISA welfare plans in which they were participants individually and as representatives of a purported defendant class of ERISA welfare plans for which Prudential offset benefits. The proposed amended complaint alleges that Prudential Insurance and the welfare plans violated ERISA by offsetting family Social Security benefits against Prudential contract benefits and seeks a declaratory judgment that the offsets are unlawful as they are not “loss of time” benefits and recovery of the amounts by which the challenged offsets reduced the disability payments.

In November 2008, a purported nationwide class action, Garcia v. Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey. The complaint, which is brought on behalf of beneficiaries of Prudential Insurance policies whose death benefits were placed in retained asset accounts, alleges that by investing the death benefits in these accounts, Prudential Insurance wrongfully delayed payment and improperly retained undisclosed profits. It alleges claims of breach of the contract of insurance, breach of contract with regard to the retained asset accounts, breach of fiduciary duty and unjust enrichment, and seeks an accounting, disgorgement, injunctive relief, attorneys’ fees, and prejudgment and post-judgment interest. In March 2009, Prudential filed a motion to dismiss the complaint. In December 2009, the case was dismissed. The time to appeal has expired.

From November 2002 to March 2005, eleven separate complaints were filed against Prudential Financial, the Company and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financia2 Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential Insurance, over 350 claimants who are current and former Prudential Insurance employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential Insurance conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential Insurance’s liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated. In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs and a claim under the New Jersey discrimination law but denied without prejudice plaintiffs’ motion for a joint trial on liability issues. In June 2007, Prudential Financial and Prudential Insurance moved to dismiss the complaint. In November 2007, the court granted the motion, in part, and dismissed the commercial bribery and conspiracy to commit malpractice claims, and denied the motion with respect to other claims. In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating that they were seeking

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

damages in the amount of $6.5 billion. In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County.

The Company, along with a number of other insurance companies, received formal requests for information from the State of New York Attorney General’s Office (“NYAG”), the Securities and Exchange Commission (“SEC”), the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. In December 2006, Prudential Insurance reached a resolution of the NYAG investigation. Under the terms of the settlement, Prudential Insurance paid a $2.5 million penalty and established a $16.5 million fund for policyholders, adopted business reforms and agreed, among other things, to continue to cooperate with the NYAG in any litigation, ongoing investigations or other proceedings. Prudential Insurance also settled the litigation brought by the California Department of Insurance and agreed to business reforms and disclosures as to group insurance contracts insuring customers or residents in California and to pay certain costs of investigation. In April 2008, Prudential Insurance reached a settlement of proceedings relating to payments to insurance intermediaries and certain other practices with the District Attorneys of San Diego, Los Angeles and Alameda counties. Pursuant to this settlement, Prudential Insurance paid $350,000 in penalties and costs. These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation. In August and September 2007, the court dismissed the antitrust and RICO claims. In January and February 2008, the court dismissed the ERISA claims with prejudice and the state law claims without prejudice. Plaintiffs have appealed the dismissal of the antitrust and RICO claims to the United States Court of Appeals for the Third Circuit.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’ s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. PRIAC also intends to vigorously pursue any other available remedies against SSgA and State Street in respect of this matter. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above. The Company’s consolidated financial statements for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs. In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA. In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law. In February 2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to subprime investments, resulting in significant investor losses in mid-2007. Under the settlement, State Street will pay approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that will be distributed to injured investors. Consequently, State Street will pay PRIAC, for deposit into its separate accounts, approximately $52.5 million within 14 days of the entry of a final judgment by the United States District Court for the District of Massachusetts. By the terms of the settlement, State Street’s payment to PRIAC does not resolve any claims PRIAC has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA.

In June 2009, special bankruptcy counsel for Lehman Brothers Holdings Inc. (“LBHI”), Lehman Brothers Special Financing (“LBSF”) and certain of their affiliates made a demand of Prudential Global Funding LLC (“PGF”), a subsidiary of the Company, for the return of a portion of the $550 million in collateral delivered by LBSF to PGF pursuant to swap agreements and a cross margining and netting agreement between PGF, LBSF and Lehman Brothers Finance S.A. a/lc7a Lehman Brothers Finance

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

AG (“Lehman Switzerland”), a Swiss affiliate that is subject to insolvency proceedings in the United States and Switzerland. LBSF claims that PGF wrongfully applied the collateral to Lehman Switzerland’s obligations in violation of the automatic stay in LBSF’s bankruptcy case, which is jointly administered under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York (the “Lehman Chapter 11 Cases”). In August 2009, PGF filed a declaratory judgment action in the same court against LBSF, Lehman Switzerland and LBHI (as guarantor of LBSF and Lehman Switzerland under the swap agreements) seeking an order that (a) PGF had an effective lien on the collateral that secured the obligations of both LBSF ($197 million) and Lehman Switzerland ($488 million) and properly foreclosed on the collateral leaving PGF with an unsecured $135 million claim against LBSF (and LBHI as guarantor) or, in the alternative, (b) PGF was entitled, under the Bankruptcy Code, to set off amounts owed by Lehman Switzerland against the collateral and the automatic stay was inapplicable. The declaratory judgment action is captioned Prudential Global Funding LLC v. Lehman Brothers Holdings Inc., et al. In addition, PGF filed timely claims against LBSF and LBHI in the Lehman Chapter 11 Cases for any amounts due under the swap agreements, depending on the results of the declaratory judgment action. In October 2009, LBSF and LBHI answered in the declaratory judgment action and asserted counterclaims that PGF breached the swap agreement, seeking a declaratory judgment that PGF had a perfected lien on only $178 million of the collateral that could be applied only to amounts owed by LBSF and no right of set off against Lehman Switzerland’s obligations, as well as the return of collateral in the amount of $372 million plus interest and the disallowance of PGF’s claims against LBSF and LBHI. LBSF and LBHI also asserted cross-claims against Lehman Switzerland seeking return of the collateral. In December 2009, PGF filed a motion for judgment on the pleadings to resolve the matter in its favor. In February 2010, LBSF and LBHI cross-moved for judgment on the pleadings.

In April 2009, Prudential Financial’s Board of Directors (the “Board”) received a letter demanding that the Board take action to recover allegedly improperly paid compensation to certain current and former employees and executive officers of the Company since at least 2005. The demand is made by a Prudential Financial stockholder, Service Employees International Union Pension Plans Master Trust (“SEIU”), and is one of many that SEIU has sent to large corporations. SEIU claims that the Company must bring an action, under theories of unjust enrichment and corporate waste, to recoup incentive compensation that was based on allegedly flawed economic metrics. SEIU also seeks rescission of exercised stock options because the options were based on mistaken facts concerning the fair value of the Company’s stock. The letter states that between 2005 and 2008 the Company paid cash and equity compensation of approximately $165 million to its senior executives and authorized senior executives to exercise stock options worth approximately $66 million. The letter also demands that the Board enjoin any further approved, but unpaid, compensation payments, overhaul the Company’s compensation structure, and allow stockholders an advisory vote on the Compensation Committee’s report in the Company’s annual proxy statement. SEUT reserves the right to bring a derivative action should the Board decline to act. In May 2009, the Board formed a Special Evaluation Committee, comprised of independent directors, and authorized the Committee to hire outside advisors and experts to assist in its evaluation of the demand letter. The Committee has engaged counsel that is reviewing the matter.

In October 2006, a class action lawsuit, Bouder v. Prudential Financia2 Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential Insurance failed to pay overtime to insurance agents who were registered representatives in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In March 2008, the court conditionally certified a nationwide class. In March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, on behalf of agents who sold the Company’s financial products. The complaint alleges claims that the Company failed to pay overtime and provide other benefits in violation of California and federal law and seeks compensatory and punitive damages in unspecified amounts. In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter. In January 2009, an amended complaint was filed in the consolidated matter which adds wage claims based on the laws of thirteen additional states. In March 2009, a second amended complaint was filed which dropped the breach of contract claims. The Company moved to dismiss certain of the state claims in the consolidated complaint. In December 2009, certain of the state claims were dismissed. In February 2010, Prudential Insurance moved to decertify the federal wage and hour class conditionally certified in March 2008, and moved for summary judgement as to the federal wage and hour claims of the named plaintiffs.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

The Prudential Insurance Company of America:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Holdings, LLC, which is a wholly owned subsidiary of Prudential Financial, mc), and its subsidiaries (collectively, the Company’) at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the consolidated financial statements, the Company changed its method of determining and recording other-than-temporary impairment for debt securities, and of presenting non-controlling interest on January 1, 2009. Also the Company adopted a framework for measuring fair value on January 1, 2008 and changed its method of accounting for uncertainty in income taxes, for deferred acquisition costs in connection with modifications or exchanges of insurance contracts, and for income tax-related cash flows generated by a leveraged lease transaction on January 1, 2007.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York

April 2, 2010

PART C

OTHER INFORMATION

Item 24. Financial statements and Exhibits

(a)	The following financial statements are included in Part B:

1.	Financial Statements of Registrant for the fiscal year ended December 31, 2009 (Note 1)

2.	Financial Statement of Depositor – The Prudential Insurance Company of America (Note 1)

(b)	Exhibits

1.	Resolution adopted by the Board of Directors of The Prudential Insurance Company of America on February 11, 1997 establishing the Prudential Discovery Select Group Variable Contract Account (the “Discovery Account”). (Note 2, Exhibit 1)

2.	Not applicable.

3(a).	Distribution Agreement. (Note 5)

3(b).	Broker-dealer sales agreement. (Note 2, Exhibit 3b)

4(a).	Form of Group Annuity Contract offered by The Prudential Insurance Company of America. (Note 2, Exhibit 4a)

4(b).	Form of Group Annuity Contract offered to small 401(k) plans by The Prudential Insurance Company of America. (PA) (Note 3, Exhibit 4b)

4(c)	Form of Group Annuity Contract offered by the Prudential Insurance Company of America. (Note 6, Exhibit 4c)

5(a).	Not applicable.

5(b).	Form of Participant enrollment form (including acknowledgment of restrictions on redemption imposed by I.R.C. Section 403(b)). (Note 2, Exhibit 5b)

6(a).	Charter of The Prudential Insurance Company of America, as amended July 19, 2004. (Note 7, Exhibit 3A)

6(b).	By-Laws of The Prudential Insurance Company of America, as amended as of December 9, 2008. (Note 1)

7.	Not applicable.

8.	Form of Participation Agreement. (Note 2, Exhibit 8)

9.	Consent and opinion of Adam Scaramella, Vice President and Corporate Counsel, The Prudential Insurance Company of America, as to the legality of the securities being registered. (Note 1)

10(a).	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

10(b).	Powers of Attorney for John R. Strangfeld, Jr.; Mark B. Grier; Thomas J. Baltimore, Jr.; Frederick K. Becker; Gordon M. Bethune; Gaston Caperton; Gilbert F. Casellas; James G. Cullen; William H. Gray, III; Jon F. Hanson; Constance J. Horner; Karl J. Krapek; Christine A. Poon; James A. Unruh; Richard J. Carbone; John T. Fleurant. (Note 1)

11.	Not applicable.

12.	Not applicable.

(Note 1)	Filed herewith.

(Note 2)	Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed June 17, 1997. See Exhibits 1, 3(b), 4(a), 5(b) and 8.

(Note 3)	Incorporated by reference to Post-Effective Amendment No. 2 to this Registration Statement, filed August 19, 1998. See Exhibit 4(b).

(Note 4)	Incorporated by reference to Post-Effective Amendment No. 8 on Form N-6, Registration No. 333-01031, filed February 14, 2003, on behalf of The Prudential Variable Contract Account GI-2. See Exhibit (f)(ii).

(Note 5)	Incorporated by reference to Post-Effective Amendment No. 3 to this Registration Statement, filed October 16, 1998. See Exhibit 3(a).

(Note 6)	Incorporated by reference to Post-Effective Amendment No. 4 to this Registration Statement, filed February 23, 1999. See Exhibit 4(c).

(Note 7)	Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No. 33-20083-01, filed April 14, 2005, on behalf of The Prudential Variable Contract Real Property Account. See Exhibit (3A).

Item 25.	Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor

John R. Strangfeld, Jr.	Chairman, President, Chief Executive Officer and Director

Mark B. Grier	Vice Chairman and Director

Thomas J. Baltimore, Jr.	Director

Frederic K. Becker	Director

Gordon M. Bethune	Director

Gaston Caperton	Director

Gilbert F. Casellas	Director

James G. Cullen	Director

William H. Gray, III	Director

Jon F. Hanson	Director

Constance J. Horner	Director

Karl J. Krapek	Director

Christine A. Poon	Director

James A. Unruh	Director

Richard J. Carbone	Executive Vice President and Chief Financial Officer

Edward P. Baird	Executive Vice President

Robert C. Golden 80 Livingston Ave. Roseland, NJ 07068	Executive Vice President

Bernard B. Winograd	Executive Vice President

Lee D. Augsburger	Senior Vice President and Chief Compliance Officer

Susan L. Blount	Senior Vice President and General Counsel

Robert M. Falzon	Senior Vice President and Treasurer

Helen M. Galt	Senior Vice President, Chief Risk Officer and Company Actuary

Sharon C. Taylor	Senior Vice President

Margaret M. Foran	Vice President, Secretary and Chief Governance Officer

John T. Fleurant	Vice President and Controller
213 Washington St.
Newark, NJ 07102

*	The address of each Director and Officer named is 751 Broad Street, Newark, NJ 07102, unless otherwise noted.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

Registrant is a separate account of The Prudential Insurance Company of America, a stock life insurance company organized under the laws of the State of New Jersey. The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc. (PFI), Registration No. 001-16707, filed February 26, 2010, the text of which is hereby incorporated.

In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its separate accounts, shares of The Prudential Series Fund, a Delaware statutory trust. The balance of the shares of The Prudential Series Fund are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with other insurers that are direct or indirect subsidiaries of PFI and their separate accounts.

Prudential is a stock insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

Item 27. Number of Contractholders

As of January 31, 2010, there were 329 contractholders of qualified Contracts and 2 contractholders of non-qualified Contracts, offered by the Registrant.

Item 28. Indemnification

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of The Prudential Insurance Company of America (“Prudential”), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s by-law, Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Post-Effective Amendment No. 29 to Form N-6, Registration No. 33-20000, filed April 21, 2006, on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

(a) Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for Cash Accumulation Trust, Prudential California Municipal Income Fund, Prudential Jennison Blend Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Money Market Fund, Prudential High Yield Fund, Inc., Prudential Stock Index Fund, Prudential Institutional Money Market Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Muni High Income Fund, Prudential National Municipals Fund, Inc., Prudential Jennison Natural Resources Fund, Inc., Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Jennison Small Company Fund, Inc., Prudential Large-Cap Core Equity Fund, Prudential Small-Cap Core Equity Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential Jennison 20/20 Focus Fund, Prudential Jennison Mid-Cap Growth Fund, Inc., Prudential Jennison Value Fund, Prudential International Equity Fund, Prudential Jennison Equity Income Fund, Prudential Mid-Cap Value Fund, The Prudential Investment Portfolios, Inc., Prudential Strategic Value Fund, Prudential Jennison Select Growth Fund, Prudential Jennison Conservative Growth Fund, Prudential Small-Cap Value Fund, Prudential Asset Allocation Fund, Prudential Jennison Equity Opportunity Fund, Prudential Jennison Growth Fund, Prudential Conservative Allocation Fund, Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund, Prudential Financial Services Fund, Prudential Jennison Health Sciences Fund, Prudential Jennison Utility Fund, Target Asset Allocation Funds, The Target Portfolio Trust, The Prudential Series Fund and Advanced Series Trust.

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Premier Group Variable Contract Account, The Prudential Discovery Select Group Variable Contract Account and PRIAC Variable Contract Account A.

(b) The following table sets forth certain information regarding the officers and directors of PIMS. As a limited liability company, PIMS has no directors.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER

Charles F. Lowrey (1)	President and Chief Executive Officer

Scott E. Benjamin (1)	Executive Vice President

Christine C. Marcks (4)	Executive Vice President

Gary F. Neubeck (2)	Executive Vice President

Judy A. Rice (1)	Executive Vice President

Joanne M. Accurso—Soto (1)	Senior Vice President

Peter J. Boland (1)	Senior Vice President and Director of Operations

Donnamarie B. Dellechiaie (5)	Senior Vice President and Co-Chief Compliance Officer

Mark R. Hastings (1)	Senior Vice President and Chief Compliance Officer

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER

Michael J. McQuade (1)	Senior Vice President, Comptroller and Chief Financial Officer

Mark I. Salvacion (1)	Senior Vice President, Secretary and Chief Legal Officer

John L. Bronson (1)	Vice President and Deputy Chief Legal Officer

Noreen M. Fierro (3)	Anti-Money Laundering Officer

Principal Business Addresses:

(1)	Gateway Center Three, Newark, NJ 07102-4061
(2)	Gateway Center Two, Newark, NJ 07102-4061
(3)	751 Broad Street, Newark, NJ 07102
(4)	280 Trumbull Street, Hartford, CT 06103
(5)	200 Wood Avenue South, Iselin, NJ 08830

(c) Commissions received by PIMS during last fiscal year with respect to annuities issued through the registrant separate account.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commission
Prudential Investment Management Services LLC	$478,385	$-0-	$-0-

Item 30. Location of Accounts and Records

All accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by the Registrant through Prudential at the following addresses:

The Prudential Insurance Company of America

and Prudential Investment Management, Inc.

751 Broad Street

Newark, New Jersey 07102-3777

The Prudential Insurance Company of America

and Prudential Investment Management, Inc.

Gateway Buildings Two, Three and Four

100 Mulberry Street Newark,

New Jersey 07102

The Prudential Insurance Company of America

213 Washington Street

Newark, New Jersey 07102

The Prudential Insurance Company of America and

Prudential Investment Management, Inc.

80 Livingston Avenue

Roseland, New Jersey 07088

The Prudential Insurance Company of America

c/o Prudential Investment

30 Scranton Office Park

Scranton, Pennsylvania 18507-1789

The Prudential Insurance Company of America

200 Wood Avenue South

Iselin, New Jersey 08830

State Street Bank & Trust

801 Pennsylvania Avenue

Kansas City, MO 64105

Item 31. Management Services

None.

Item 32. Undertakings

(a)	The Registrant undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

(b)	The Registrant undertakes to include either (1) as part of any enrollment form to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)	The Prudential Insurance Company of America hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Prudential Insurance Company of America.

403(b) ANNUITIES

The Registrant intends to rely on the no-action response dated November 28, 1988, from Ms. Angela C. Goelzer of the Commission staff to the American Council of Life Insurance concerning the redeemability of Section 403(b) annuity contracts and the Registrant has complied with the provisions of paragraphs (1)-(4) thereof.

TEXAS ORP

The Registrant intends to offer Contracts to Participants in the Texas Optional Retirement Program. In connection with that offering, Rule 6c-7 of the Investment Company Act of 1940 is being relied upon and paragraphs (a)-(d) of that Rule will be complied with.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Prudential Discovery Select Group Variable Contract Account, represents that this post-effective amendment is filed solely for one or more of the purposes specified in paragraph (b)(1) of Rule 485 under the Securities Act of 1933, and further represents that no material event requiring disclosure in the prospectus has occurred since the effective date of the most recent post-effective amendment to this registration statement, and the Registrant and the Depositor have duly cause this Registration Statement to be signed on their behalf, in the City of Newark, and State of New Jersey, on this 23rd day of April, 2010.

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT (Registrant)

THE PRUDENTIAL INSURANCE COMPANY AMERICA (Depositor)

BY:	/s/ Nicholas Coppola
NICHOLAS COPPOLA
VICE PRESIDENT, INVESTMENT PRODUCT

SIGNATURES

SIGNATURE AND TITLE

*
JOHN R. STRANGFELD, JR.
CHAIRMAN, PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR

*
MARK B. GRIER
VICE CHAIRMAN AND DIRECTOR

*
THOMAS J. BALTIMORE, JR.
DIRECTOR

*
FREDERIC K. BECKER
DIRECTOR

*
GORDON M. BETHUNE
DIRECTOR

*
GASTON CAPERTON
DIRECTOR

*
GILBERT F. CASELLAS

DIRECTOR

*
JAMES G. CULLEN
DIRECTOR

*
WILLIAM H. GRAY, III
DIRECTOR

*
JON F. HANSON
DIRECTOR

*
CONSTANCE J. HORNER
DIRECTOR

*
KARL J. KRAPEK
DIRECTOR

*
CHRISTINE A. POON
DIRECTOR

*
JAMES A. UNRUH
DIRECTOR

*
RICHARD J. CARBONE
EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

*
JOHN T. FLEURANT
VICE PRESIDENT AND CONTROLLER

	*By:	/s/ JOHN M. EWING
JOHN M. EWING (ATTORNEY-IN-FACT)

EXHIBIT INDEX

Exhibit No.	Description

6(b)	By-Laws of The Prudential Insurance Company of America, as amended as of December 9, 2008.

9	Consent and Opinion of Adam Scaramella, Vice President and Corporate Counsel, The Prudential Insurance Company of America, as to the legality of the securities being registered.

10(a)	Consent of PricewaterhouseCoopers LLP, an independent registered public accounting firm.

10(b)	Powers of Attorney for John R. Strangfeld, Jr.; Mark B. Grier; Thomas J. Baltimore, Jr.; Frederic K. Becker; Gordon M. Bethune; Gaston Caperton; Gilbert F. Casellas; James G. Cullen; William H. Gray, III; Jon F. Hanson; Constnce J. Horner; Karl J. Krapek; Christine A. Poon; James A. Unruh; Richard J. Carbone; John T. Fleurant.